UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant   ☐
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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Materials Under Rule 14a-12

GLOBAL CLEAN ENERGY HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GLOBAL CLEAN ENERGY HOLDINGS, INC.
6033 W. Century Blvd., Suite 895
Los Angeles, California 90045

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 15, 2010

Notice is hereby given that an Annual Meeting of Stockholders of Global Clean Energy Holdings, Inc. (“2010 Annual Meeting”), will be held at the offices of TroyGould PC, 1801 Century Park East, 16th Floor, Los Angeles, California U.S.A., beginning at 10:00 A.M. local time on July 15, 2010, for the purpose of considering and voting:

•	to elect four (4) individuals to our Board of Directors;

•	to ratify the appointment of Hansen, Barnett & Maxwell, P.C. as our independent registered public accountant for the fiscal year ending December 31, 2010;

•	to approve the adoption of the Company’s 2010 Equity Incentive Plan;

•	to approve the reincorporation of the Company in the State of Delaware pursuant to a merger with and into a wholly-owned subsidiary of the Company (the “Reincorporation Merger”);

•
to approve an amendment (the “Amendment”) to our Certificate (Articles) of Incorporation to effect, in the discretion of our Board of Directors, a reverse stock split of common stock at any time prior to next year’s annual meeting of stockholders at a reverse split ratio in the range of between 1-for-5 and 1-for-20, which specific ratio will be determined by our Board of Directors (the “Reverse Stock Split”). The Amendment will not be implemented and the Reverse Stock Split will not occur unless the Board of Directors determines that it is in the best interests of this company and its stockholders to implement the Reverse Stock Split; and

•	to transact any other business as may properly come before the meeting or at any adjournment thereof.

We have fixed the close of business on May 21, 2010, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the 2010 Annual Meeting. Only our stockholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the 2010 Annual Meeting or any adjournments or postponements thereof.

We are pleased to take advantage of U.S. Securities and Exchange Commission (“SEC”) rules that allow companies to furnish their proxy materials over the Internet. As a result, on or about June 2, 2010, we mailed to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to gain access to our proxy statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed with the SEC on April 1, 2010 (as amended, the “Annual Report”), and how to vote online. The Notice also contains instructions on how you can elect to receive a printed copy of the proxy statement and Annual Report. We believe that using the Internet to furnish you with these materials will allow us to provide our stockholders with the information they need in a timely manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

By Order of the Board of Directors,

/s/ RICHARD PALMER
RICHARD PALMER Chief Executive Officer

Los Angeles, California
June 2, 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 15, 2010:

The Company’s proxy statement, proxy card and Annual Report are available at the following website: www.colonialstock.com/GlobalCleanEnergy2010.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE ELECTRONICALLY VIA THE INTERNET OR BY COMPLETING, SIGNING, DATING AND RETURNING THE PROXY/VOTING INSTRUCTION CARD. IF GIVEN, YOU MAY REVOKE YOUR PROXY BY FOLLOWING THE INSTRUCTIONS IN THE PROXY STATEMENT AND ATTACHED PROXY/VOTING INSTRUCTION CARD.

TABLE OF CONTENTS

PROXY STATEMENT	1
QUESTION AND ANSWER SUMMARY ABOUT THE 2010 ANNUAL MEETING	4
PROPOSAL I – ELECTION OF DIRECTORS	11
EXECUTIVE COMPENSATION	19
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	22
PROPOSAL II – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	24
PROPOSAL III – APPROVAL OF ADOPTION OF THE 2010 EQUITY INCENTIVE PLAN	25
PROPOSAL IV – APPROVAL OF REINCORPORATION MERGER	31
DISSENTERS’ RIGHTS	46
PROPOSAL V – APPROVAL OF AMENDMENT TO CERTIFICATE (ARTICLES) OF INCORPORATION TO EFFECT REVERSE STOCK SPLIT	49
INTERESTS OF CERTAIN PERSONS IN THE MERGER	54
STOCKHOLDER PROPOSALS	54
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	56
OTHER MATTERS	56
FORWARD-LOOKING STATEMENTS	56
WHERE YOU CAN FIND MORE INFORMATION	57

i

GLOBAL CLEAN ENERGY HOLDINGS, INC.
6033 W. Century Blvd., Suite 895
Los Angeles, California 90045

PROXY STATEMENT

Annual Meeting of Stockholders to Be Held On July 15, 2010

The 2010 Annual meeting

This proxy statement is being furnished to the stockholders of Global Clean Energy Holdings, Inc., a Utah corporation (the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the 2010 Annual Meeting to be held at the offices of TroyGould PC, 1801 Century Park East, 16th Floor, Los Angeles, California U.S.A., beginning at 10:00 A.M. local time on July 15, 2010, for the purpose of considering and voting:

•	to elect four (4) directors to our Board of Directors;

•	to ratify the appointment of Hansen, Barnett & Maxwell, P.C. as our independent registered public accountant for the fiscal year ending December 31, 2010;

•	to approve the adoption of the Company’s 2010 Equity Incentive Plan;

•	to approve the Reincorporation Merger;

•
to approve an amendment (the “Amendment”) to our Certificate (Articles) of Incorporation to effect, in the discretion of our Board of Directors, a reverse stock split of common stock at any time prior to next year’s annual meeting of stockholders at a reverse split ratio in the range of between 1-for-5 and 1-for-20, which specific ratio will be determined by our Board of Directors (the “Reverse Stock Split”). The Amendment will not be implemented and the Reverse Stock Split will not occur unless the Board of Directors determines that it is in the best interests of this company and its stockholders to implement the Reverse Stock Split; and

•	to transact any other business as may properly come before the meeting or at any adjournment thereof.

It is important that you vote your shares whether or not you attend the meeting in person. If you attend the 2010 Annual Meeting, you may vote in person even if you have previously returned your proxy card or voted on the Internet. Shares represented by proxy will be voted in accordance with the instructions you provide on the proxy. If you provide no instructions, the shares will be voted “FOR” the proposals presented and discussed in this proxy statement. All validly executed proxies received by our Board pursuant to this solicitation will be voted at the 2010 Annual Meeting, and the directions contained in such proxies will be followed.

The proxy card is attached as Appendix A to this proxy statement.

Notice of Internet Availability Of Proxy Materials

We are pleased to take advantage of SEC rules that allow companies to furnish their proxy materials over the Internet. As a result, on or about June 2, 2010, we mailed to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to gain access to our proxy Statement, our Annual Report, and how to vote online. The Notice also contains instructions on how you can elect to receive a printed copy of the proxy statement and Annual Report. The Annual Report is not to be considered part of the soliciting materials. We believe this new process will allow us to provide our stockholders with the information they need in a timely manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

If you received paper copies of these proxy materials, included with such materials is a proxy card or a voting instruction card from your bank, broker or other nominee for the 2010 Annual Meeting. If you received the Notice, it will contain instructions on how to access and review the proxy materials online, how to obtain a paper or electronic copy of such materials, as well as instructions on how to vote at the 2010 Annual Meeting, over the Internet or by mail.

Record Date; Shares Entitled To Vote; Vote Required To Approve The Proposals

The Board has fixed the close of business on May 21, 2010, the Record Date, as the date for the determination of stockholders entitled to notice of, and to vote at, the 2010 Annual Meeting. On the Record Date, 270,464,478 shares of our common stock, no par value per share (“Common Stock”) were issued and outstanding, and 13,000 shares of Series B Convertible Preferred Stock, no par value per share (the “Series B Preferred Stock”), were issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on each proposal submitted to vote at the 2010 Annual Meeting. Holders of shares of the Series B Preferred Stock will be entitled to vote 909.09 shares of Common Stock with respect to each share they hold, which equals the number of shares of Common Stock into which each share of Series B Preferred Stock would have been convertible if such conversion had taken place on the Record Date. As of the Record Date, the Series B Preferred Stock was convertible into, and will be entitled to vote, 11,818,181 shares of common stock. Stockholders do not have cumulative voting rights.

A majority of the issued and outstanding shares entitled to vote, represented either in person or by proxy, is necessary to constitute a quorum for the transaction of business at the 2010 Annual Meeting. In the absence of a quorum, the 2010 Annual Meeting may be postponed from time to time until stockholders holding the requisite number of shares are represented in person or by proxy. Broker non-votes and abstentions will be counted towards a quorum at the 2010 Annual Meeting, but will not count as votes for or against Proposal I, Proposal II or Proposal III. As to Proposals IV and V, broker non-votes and abstentions will have the same effect as a vote against such proposals. If a quorum is present, the proposals presented in this proxy statement will be approved by the following votes (our Common Stock and Series B Preferred Stock voting together as one class):

•	the proposal to elect four (4) directors to our Board will be approved by the affirmative vote of a plurality of votes cast at the 2010 Annual Meeting;

•
the proposal to ratify the appointment of Hansen, Barnett & Maxwell, P.C. as our independent registered public accountant for the fiscal year ending December 31, 2010, will be approved if the votes cast in favor of the proposal exceed those cast against it;

•	the proposal to approve the adoption of our 2010 Equity Incentive Plan will be approved if the votes cast in favor of the proposal exceed those cast against it;

•	the proposal to approve the Reincorporation Merger will require the affirmative vote of a majority of our outstanding voting shares entitled to vote at the 2010 Annual Meeting; and

•
the proposal to adopt the Amendment to our Certificate (Articles) of Incorporation to effect the Reverse Stock Split within the specified range will require the affirmative vote of a majority of our outstanding voting shares entitled to vote at the 2010 Annual Meeting.

Solicitation, Voting and Revocation Of Proxies

This solicitation of proxies is being made by our Board, and we will pay the entire cost of preparing and distributing these proxy materials. In addition to the distribution of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communications by directors, officers and employees of our company, who will not receive any additional compensation for such solicitation activities. We also will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses, if any, for forwarding proxy and solicitation materials to our stockholders.

Shares of our Common Stock represented by a proxy properly signed and received at or prior to the 2010 Annual Meeting, unless properly revoked, will be voted in accordance with the instructions on the proxy. If a proxy is signed and returned without any voting instructions, shares of our Common Stock represented by the proxy will be voted “FOR” the proposals described in this proxy statement, and in the proxy holder’s judgment as to any other matter which may properly come before the 2010 Annual Meeting, including any adjournment or postponement thereof. A stockholder may revoke any proxy given pursuant to this solicitation by: (i) delivering to the Company, at or prior to the 2010 Annual Meeting, a written notice revoking the proxy; (ii) delivering to the Company, at or prior to the 2010 Annual Meeting, a duly executed proxy relating to the same shares and bearing a later date; or (iii) voting in person at the 2010 Annual Meeting. Attendance at the 2010 Annual Meeting will not, in and of itself, constitute a revocation of a proxy. All written notices of revocation and other communications with respect to the revocation of a proxy should be addressed to:

Global Clean Energy Holdings, Inc.
6033 W. Century Blvd., Suite 895
Los Angeles, California 90045
Attention: Secretary

Our Board of Directors is not aware of any business to be acted upon at the 2010 Annual Meeting other than consideration of the proposals described herein.

QUESTION AND ANSWER SUMMARY ABOUT THE 2010 ANNUAL MEETING

Q:	WHAT IS THIS PROXY STATEMENT AND WHY AM I RECEIVING IT?

A:
You are receiving this proxy statement in connection with the annual meeting of stockholders called by our Board with respect to soliciting stockholder votes for the purpose of (i) electing four (4) directors to our Board of Directors; (ii) ratifying the appointment of Hansen, Barnett & Maxwell, P.C. as our independent registered public accountant for the fiscal year ending December 31, 2010, (iii) approving the adoption of the Company’s 2010 Equity Incentive Plan; (iv) approving the Reincorporation Merger; and (v) approving the Amendment to our Certificate (Articles) of Incorporation to effect the Reverse Stock Split at a ratio in the range of between 1-for-5 and 1-for-20, to be determined by our Board; in each case, as more fully described in this proxy statement. You have been sent this proxy statement and the enclosed proxy card because our Board is soliciting your proxy to vote at the 2010 Annual Meeting regarding the foregoing matters. The information included in this proxy statement relates to the proposals to be voted on at the 2010 Annual Meeting, and certain other required information.

Q:	DO I HAVE CUMULATIVE VOTING RIGHTS IN CONNECTION WITH THE ELECTION OF DIRECTORS AT THE ANNUAL MEETING?

A:	No. Our current Certificate of Incorporation and Bylaws do not provide for cumulative voting in connection with the election of directors to our Board.

Q:	WHAT IS THE PURPOSE OF THE COMPANY’S 2010 EQUITY INCENTIVE PLAN?

A:
The Board adopted the 2010 Equity Incentive Plan (“2010 Plan”) because there are a limited number of shares available for grants of awards under our existing stock option plan, the 2002 Stock Incentive Plan (the “2002 Plan”). In addition, the 2002 Plan will expire in July 2012. Management believes that granting options is an important incentive tool for the Company’s directors and employees. As a result, the Board adopted the 2010 Plan to continue to provide a means by which employees, directors and consultants of the Company may be given an opportunity to benefit from increases in the value of our Common Stock, and to attract and retain the services of such persons. The 2010 Plan is attached to this proxy statement as Appendix B.

Q:	WHAT IS THE PURPOSE OF THE REINCORPORATION MERGER?

A:
The Company is incorporated in Utah and, as such, is governed by Utah law. Utah law was appropriate before because we were based in Utah. However, we no longer have any presence in Utah. The purpose of the Reincorporation Merger is to change the state of our incorporation from Utah to Delaware. The Reincorporation Merger is intended to permit us to be governed by the Delaware General Corporation Law (“DGCL”) rather than by the Utah Revised Business Corporations Act (“UBCA”). The corporation law of Delaware is widely regarded as the most extensive and well-defined body of corporate law in the United States, and both the legislature and the courts in Delaware have demonstrated ability and a willingness to act quickly and effectively to meet changing business needs. We anticipate that the DGCL will continue to be interpreted and construed in significant court decisions, thus lending greater predictability and guidance in managing and structuring the internal affairs of our company and its relationships and contacts with others.

Q:	WHAT DOES THE REINCORPORATION MERGER ENTAIL?

A:
As a result of the Reincorporation Merger, the Company will be reincorporated in Delaware and governed by Delaware law (including the DGCL). The Reincorporation Merger will be effected by a merger of the Company into a wholly owned subsidiary of the Company that was formed and incorporated in the State of Delaware solely for this purpose. The Delaware subsidiary will be the surviving corporation in the merger, which we refer to in this proxy statement as “GCEH-Delaware.” A copy of the Agreement and Plan of Merger (the “Merger Agreement”) by which the Reincorporation Merger will be effected is attached to this proxy statement as Appendix C. Approval of the proposed Reincorporation Merger also will constitute approval of the Merger Agreement. In the Reincorporation Merger, each outstanding share of our Common Stock will automatically be converted into one share of common stock of GCEH-Delaware, and each outstanding share of Series B Preferred Stock will automatically be converted into one share of GCEH-Delaware Series B Preferred Stock on the same terms. Outstanding options and warrants to purchase shares of our Common Stock likewise will become options and warrants to purchase the same number of shares of common stock of GCEH-Delaware, with no change in the exercise price or other terms or provisions of the options and warrants. Our name, business, directors, officers, employees, assets and liabilities and the location of our offices will remain unchanged by the Reincorporation Merger. Our Board of Directors may, in its sole discretion, determine to abandon the Reincorporation Merger notwithstanding stockholder approval of the Reincorporation Merger and the Merger Agreement

Q:	HOW WILL THE REINCORPORATION MERGER AFFECT MY RIGHTS AS A STOCKHOLDER?

A:
Your rights as stockholders currently are governed by Utah law and the provisions of our Articles of Incorporation and Bylaws. As a result of the Reincorporation Merger, you will become stockholders of GCEH-Delaware with rights governed by Delaware law (including the DGCL) and the provisions of the Certificate of Incorporation and the Bylaws of GCEH-Delaware, which differ in some important respects from your current rights. These important differences are discussed in this proxy statement under “Proposal IV – Approval of Reincorporation Merger; Comparison of Rights Under DGCL and UBCA.” The Certificate of Incorporation and the Bylaws of GCEH-Delaware are attached to this proxy statement as Appendix D and Appendix E, respectively.

Q:	WHAT ARE THE TAX CONSEQUENCES TO ME OF THE REINCORPORATION MERGER?

A:
The Reincorporation Merger is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes. If the Reincorporation Merger does so qualify, no gain or loss would generally be recognized by our U.S. stockholders upon conversion of their shares of our Common Stock or Series B Preferred Stock into shares of common stock or Series B Preferred Stock of GCEH-Delaware pursuant to the Reincorporation Merger. We cannot assure you of the foregoing tax consequences. Therefore, we urge stockholders to consult their own tax advisors regarding the tax consequences of the Reincorporation Merger.

Q:	WHAT HAPPENS IF STOCKHOLDERS APPROVE THE REINCORPORATION MERGER BUT NOT THE AMENDMENT/REVERSE STOCK SPLIT?

A:
We expect to effect the Reincorporation Merger, if at all, as soon as practicable following stockholder approval of the proposal, regardless of whether our stockholders also approve the proposed Amendment to our Certificate (Articles) of Incorporation to effect the Reverse Stock Split. However, our Board of Directors may determine to abandon the Reincorporation Merger notwithstanding stockholder approval of the Reincorporation Merger and the Merger Agreement.

Q:	WHAT HAPPENS IF STOCKHOLDERS APPROVE BOTH THE REINCORPORATION MERGER AND THE AMENDMENT/REVERSE STOCK SPLIT?

A:
If, in addition to approving the Reincorporation Merger, our stockholders vote to grant our Board discretionary authority to implement the Amendment and effect the Reverse Stock Split, we expect to consummate the Reincorporation Merger prior to filing the Amendment and effecting the Reverse Stock Split, if at all. However, our Board of Directors may, in its sole discretion, determine to abandon the Reincorporation Merger notwithstanding stockholder approval of the Reincorporation Merger and the Merger Agreement.

Q:	ARE DISSENTERS’ RIGHTS AVAILABLE IN CONNECTION WITH THE REINCORPORATION MERGER?

A:
Yes. Utah law affords stockholders dissenters’ rights in connection with the Reincorporation Merger. If you choose to exercise your dissenters’ rights, you will be entitled to be paid the fair value of shares of our Common Stock that you own, which could be more than or less than the market value of your shares based upon the trading price of GCEH-Delaware common stock that you otherwise would receive in the Reincorporation Merger. To exercise your dissenters’ rights, you must follow specific procedures under Utah law. If you do not follow these procedures exactly, you will lose your dissenters’ rights. See the discussion under “Proposal IV – Approval of Reincorporation Merger – Dissenters’ Rights” for additional information concerning dissenters’ rights in connection with the Reincorporation Merger.

Q:	SHOULD I SEND IN MY STOCK CERTIFICATES IN CONNECTION WITH THE REINCORPORATION MERGER?

A:
No. Do not send us your stock certificates. If you do not exercise your dissenters’ rights and the Reincorporation Merger is approved, your shares of Common Stock or Series B Preferred Stock will automatically be converted into shares of common stock or Series B Preferred Stock of GCEH-Delaware. Following the Reincorporation Merger, each stock certificate representing issued and outstanding shares of our Common Stock or Series B Preferred Stock will continue to represent the same number of shares of common stock or Series B Preferred Stock of GCEH-Delaware. In addition, stock certificates previously representing our Common Stock or Series B Preferred Stock may be delivered in effecting sales through a broker, or otherwise, of shares of GCEH-Delaware common stock or Series B Preferred Stock. It will not be necessary for you to exchange your existing stock certificates for stock certificates of GCEH-Delaware, and if you do so, it will be at your own cost.

Q:	WHAT IS THE PURPOSE OF THE REVERSE STOCK SPLIT?

A:
The purpose of the Reverse Stock Split is to reduce the number of outstanding shares, increase the price at which our common stock is listed for trading, attract potential additional investment by increasing investor interest in, and the marketability of, our securities, and to assist in the future possible listing of our Common Stock on The Nasdaq Stock Market or a national exchange.

Q:	WHAT DOES THE REVERSE STOCK SPLIT ENTAIL?

A:
The Board is requesting that our stockholders grant our Board discretionary authority to implement the Amendment to our Certificate of Incorporation (assuming approval of the Reincorporation Merger, otherwise the amendment will be to our Articles of Incorporation) to effect a reverse stock split of common stock at any time prior to next year’s annual meeting of stockholders at a reverse split ratio in the range of between 1-for-5 and 1-for-20, which specific ratio will be determined by our Board of Directors. Upon receipt of stockholder approval, the Board, in its discretion, may elect at any time prior to next year’s annual meeting of stockholders to file the Amendment and effect the Reverse Stock Split within the range set forth above, or none of them if the Board determines in its discretion not to proceed with the Reverse Stock Split. The Amendment will not be implemented and the Reverse Stock Split will not occur unless the Board of Directors determines that it is in the best interests of this company and its stockholders to effect the Reverse Stock Split. In determining which Reverse Stock Split ratio to implement, if any, the Board may consider a number of factors, including the historical and then current trading price and trading volume of our Common Stock. The Amendment to effect the Reverse Stock Split is attached to this proxy statement as Appendix F. The Reverse Stock Split is expected to occur, if at all, after this company has been reincorporated in Delaware. However, if the Reincorporation Merger is not approved but the Reverse Stock Split is approved, we will have the right to effect the Reverse Stock Split by amending our Utah Articles of Incorporation.

Q:	ARE THERE ANY RISKS ASSOCIATED WITH THE REVERSE STOCK SPLIT?

A:
Yes. While our Board expects that the Reverse Stock Split will result in an increase in the price of our Common Stock, other factors may adversely affect our stock price, and there can be no assurance that our stock price will increase following consummation of the Reverse Stock Split. The trading market for our Common Stock may also be harmed if there is a significant reduction in the trading volume of our shares as a result of the reduction on the public float.

Q:	HOW WILL THE REVERSE STOCK SPLIT AFFECT MY RIGHTS AS A STOCKHOLDER?

A:
If effected, as a result of the Reverse Stock Split, shares of our Common Stock issued and outstanding that you own shall be combined into a smaller number of shares of Common Stock. As a result, upon effectiveness of the Reverse Stock Split, you will own fewer shares of our Common Stock. The specific number of shares you will hold following effectiveness of the Reverse Stock Split will depend on the reverse stock split ratio selected by the Board. For example, if the Board decides to effect the Reverse Stock Split at a ratio of 1-for-10, then as a result, each 10 shares of our Common Stock issued and outstanding that you own shall be combined into one share of Common Stock. With respect to holders of our Series B Preferred Stock, if the Reverse Stock Split is effected, the conversion price of the Series B Preferred Stock (i.e., the ratio at which the Series B Preferred Stock converts into shares of our Common Stock) will be proportionately adjusted such that holders will be entitled to receive the number of shares of Common Stock which they would have been entitled to had the Series B Preferred Stock been converted immediately prior to implementing the Reverse Stock Split. As a result, while you will still own the same number of shares of Series B Preferred Stock, such shares will be convertible into a smaller number of shares of our Common Stock. The specific number of shares of Common Stock into which your Series B Preferred Stock will be convertible following effectiveness of the Reverse Stock Split will depend on the reverse stock split ratio selected by the Board. Since the Reverse Stock Split will affect all stockholders uniformly, it will not affect any stockholder’s (common or preferred) percentage ownership of the Company.

Q:	WHAT ARE THE TAX CONSEQUENCES TO ME OF THE REVERSE STOCK SPLIT?

A:
If effected, we believe that the federal income tax consequences of the Reverse Stock Split to our U.S. stockholders will be as follows: (i) no gain or loss will be recognized by any of our U.S. stockholders; (ii) the aggregate tax basis of the shares after the Reverse Stock Split will equal the aggregate tax basis of the shares exchanged therefor; and (iii) the holding period of the shares after the Reverse Stock Split will include the holding period of the holder’s existing shares. We cannot assure you of the foregoing tax consequences, therefore, we urge stockholders to consult their own tax advisors regarding the tax consequences of the Reverse Stock Split.

Q:	WHAT HAPPENS IF STOCKHOLDERS APPROVE THE AMENDMENT/REVERSE STOCK SPLIT BUT NOT THE REINCORPORATION MERGER?

A:
As a Utah corporation, we are governed by our Articles of Incorporation. If our stockholders approve the grant of discretionary authority to implement the Amendment and effect the Reverse Stock Split but do not approve the Reincorporation Merger, should the Board decide to implement the Reverse Stock Split, we will amend our Articles of Incorporation as set forth in Appendix F. In any event, the Amendment will not be implemented and the Reverse Stock Split will not occur unless the Board of Directors determines that it is in the best interests of this company and its stockholders to implement the Reverse Stock Split.

Q:	ARE DISSENTERS’ RIGHTS AVAILABLE IN CONNECTION WITH THE REVERSE STOCK SPLIT?

A:	No. Dissenters’ rights are not available under Utah law or Delaware law in connection with the Reverse Stock Split.

Q:	SHOULD I SEND IN MY STOCK CERTIFICATES IN CONNECTION WITH THE REVERSE STOCK SPLIT?

A:
No. Do not send us your stock certificates. If effected, following the Reverse Stock Split, each stock certificate representing issued and outstanding shares of our Common Stock will represent a fewer number of shares, as adjusted appropriately based on the Reverse Stock Split ratio selected by our Board. Stock certificates representing issued and outstanding shares of Series B Preferred Stock will continue to evidence the same number of shares, however, such shares of Series B Preferred Stock will be convertible into smaller shares of our Common Stock, as adjusted appropriately based on the Reverse Stock Split ratio selected by our Board.

Q:	WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING, AND WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

A:
The Board has fixed the close of business on May 21, 2010, the Record Date, as the date for the determination of stockholders entitled to notice of, and to vote at, the 2010 Annual Meeting. On the Record Date, 270,464,478 shares of our Common Stock, and 13,000 shares of our Series B Preferred Stock, were issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on each proposal submitted to vote at the 2010 Annual Meeting. Holders of shares of the Series B Preferred Stock will be entitled to vote 909.09 shares of Common Stock with respect to each share they hold, which equals the number of shares of Common Stock into which each share of Series B Preferred Stock would have been convertible if such conversion had taken place on the Record Date. As of the Record Date, the Series B Preferred Stock was convertible into, and will be entitled to vote, 11,818,181 shares of common stock. Stockholders do not have cumulative voting rights. A majority of the issued and outstanding shares entitled to vote, represented either in person or by proxy, is necessary to constitute a quorum for the transaction of business at the 2010 Annual Meeting. In the absence of a quorum, the 2010 Annual Meeting may be postponed from time to time until stockholders holding the requisite number of shares are represented in person or by proxy. Broker non-votes and abstentions will be counted towards a quorum at the 2010 Annual Meeting, but will not count as votes for or against Proposal I, Proposal II or Proposal III. As to Proposals IV and V, broker non-votes and abstentions will have the same effect as a vote against such proposals. If a quorum is present, the proposals presented in this proxy statement will be approved by the following votes (our Common Stock and Series B Preferred Stock voting together as one class):

•	the proposal to elect four (4) directors to our Board will be approved by the affirmative vote of a plurality of votes cast at the 2010 Annual Meeting;

•
the proposal to ratify the appointment of Hansen, Barnett & Maxwell, P.C. as our independent registered public accountant for the fiscal year ending December 31, 2010, will be approved if the votes cast in favor of the proposal exceed those cast against it;

•	the proposal to approve the adoption of our 2010 Equity Incentive Plan will be approved if the votes cast in favor of the proposal exceed those cast against it;

•	the proposal to approve the Reincorporation Merger will require the affirmative vote of a majority of our outstanding voting shares entitled to vote at the 2010 Annual Meeting; and

•
the proposal to adopt the Amendment to our Certificate (Articles) of Incorporation to effect the Reverse Stock Split within the specified range will require the affirmative vote of a majority of our outstanding voting shares entitled to vote at the 2010 Annual Meeting.

Q:	DOES OUR BOARD OF DIRECTORS RECOMMEND VOTING “FOR” THE PROPOSALS?

A:	Yes. Our Board of Directors unanimously recommends that our stockholders vote “FOR” each of the proposals described in this proxy statement.

Q:	WHY DID I RECEIVE A NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS?

A:
We are pleased to take advantage of SEC rules that allow companies to furnish their proxy materials over the Internet. As a result, on or about June 2, 2010, we mailed to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to gain access to our proxy Statement, our Annual Report, and how to vote online. The Notice also contains instructions on how you can elect to receive a printed copy of the proxy statement and Annual Report. We believe this new process will allow us to provide our stockholders with the information they need in a timely manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

Q:	HOW MAY I VOTE ON THE PROPOSALS IF I OWN SHARES IN MY OWN NAME?

A:
If you own shares in your own name, and you received paper copies of these proxy materials, included with such copies is a proxy card for the 2010 Annual Meeting. If you received the Notice, it contained instructions on how to access and review the proxy materials online, how to obtain a paper or electronic copy of such materials, as well as instructions on how to vote either at the 2010 Annual Meeting, over the Internet or by mail.

Q:	HOW MAY I VOTE ON THE PROPOSALS IF MY SHARES ARE HELD IN “STREET NAME” BY MY BROKER, BANK OR OTHER NOMINEE?

A:
If your shares are held in “street name” by your broker, bank or other nominee, and you received paper copies of these proxy materials, included with such copies is a voting instruction card from your bank, broker or other nominee for the 2010 Annual Meeting. If you received the Notice, it will contain voting instructions provided by your bank, broker or other nominee. In some circumstances, brokerage firms have authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. The ratification of an accounting firm is considered a routine matter; however, the election of directors, the Reverse Stock Split and the Reincorporation Merger are not deemed to be “routine” matters. If you do not provide voting instructions to your brokerage firm, depending on the stock exchange of which the broker is a member, it may either: (1) vote your shares on routine matters and not vote on the non-routine matters, or (2) leave all of your shares unvoted. We encourage you to provide instructions to your brokerage firm by signing and returning your proxy. This ensures your shares will be voted at the meeting. When a brokerage firm votes its customers’ unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting.

Q:	CAN I CHANGE MY MIND AND REVOKE MY PROXY?

A:
Yes. If you are a stockholder of record, you may change your vote at any time before the polls close at the meeting. You may do this by (i) delivering to the Company, at or prior to the 2010 Annual Meeting, a written notice revoking the proxy; (ii) delivering to the Company, at or prior to the 2010 Annual Meeting, a duly executed proxy relating to the same shares and bearing a later date; or (iii) voting in person at the 2010 Annual Meeting. Attendance at the 2010 Annual Meeting, in and of itself, will not constitute a revocation of a proxy. If you hold your shares in “street name,” you may submit new voting instructions by contacting your broker, bank or other nominee.

Q:	CAN I VOTE MY SHARES IN PERSON?

A:
Yes. The 2010 Annual Meeting is open to all holders of our Common Stock and Series B Preferred Stock as of the Record Date. To vote in person, you will need to attend the meeting and bring with you evidence of your stock ownership. If your shares are registered in your name, you will need to bring a copy of stock certificate(s) together with valid picture identification. If your shares are held in the name of your broker, bank or another nominee or you received your proxy materials electronically, you will need to bring evidence of your stock ownership, such as your most recent brokerage account statement, and valid picture identification.

Q:           CAN I SUBMIT PROPOSALS FOR CONSIDERATION AT THE NEXT ANNUAL MEETING?

A:
Yes. In order for your proposal(s) (including nomination of directors to be elected) to be presented and considered at the annual meeting of stockholders (the “Next Annual Meeting”), and included in the Company’s proxy statement for such meeting, applicable SEC rules require, among other things, that stockholders deliver written notice of such proposal to the Company at our principal executive offices not less than 120 calendar days before the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting (i.e., the 2010 Annual Meeting). Accordingly, we must receive all such written notices no later than February 4, 2011. Stockholders may also nominate persons to be elected as directors of the Company or present other proposals to be considered at the Next Annual Meeting, but not for inclusion in our proxy statement prepared in connection with such meeting. For such proposals to be considered at Next Annual Meeting, our current Bylaws require that your written proposal must be received by our Secretary at our principal executive offices not less than 60 days nor more than 90 days prior to the first anniversary of the 2010 Annual Meeting. Accordingly, under our current Bylaws, we must receive all such written notices no earlier than April 16, 2011, and no later than May 16, 2011. For additional information, please refer to “STOCKHOLDER PROPOSALS” beginning on page 54 of this proxy statement.

Q.	HOW MAY I REQUEST A SINGLE SET OF PROXY MATERIALS FOR MY HOUSEHOLD?

A:
If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write us to request delivery of a single copy of these materials. Written requests should be made to Global Clean Energy Holdings, Inc., Attention: Corporate Secretary, 6033 W. Century Blvd., Suite 895, Los Angeles, California 90045.

Q.	WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

Q.	WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?

A:
Other than the proposals described in this proxy statement, we are not aware of any other business to be acted upon at the 2010 Annual Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q.	IS MY VOTE CONFIDENTIAL?

A:
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to Company management.

Q.	WHO IS PAYING FOR THIS PROXY SOLICITATION?

A:
Our Board of Directors is making this solicitation, and we will pay the entire cost of preparing and distributing these proxy materials. In addition to the distribution of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communications by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for distributing proxy materials to stockholders.

PROPOSAL I – ELECTION OF DIRECTORS

Pursuant to our Bylaws, our Board has fixed the number of our directors at four, and there are currently four individuals serving on our Board. The Board proposes that the following four nominees, all of whom currently serve on the Board, be elected as directors to serve for a term ending on the date of the next annual meeting of stockholders following the date such persons are initially elected as directors, and until their successors are duly elected and qualified. Each of the nominees has consented to serve if elected. If any nominee becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. There is no family relationship between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. We have determined that each of Messrs. Bernstein, Walker and Wenzel are non-employee directors and “independent” as defined under The Nasdaq Stock Market’s listing standards (see “Director Independence” below). The affirmative vote of a plurality of the shares cast at the 2010 Annual Meeting is required to elect each director. The following is information concerning the nominees for election as directors:

Director Nominees

Set forth below is information regarding the nominees, including information furnished by them as to their principal occupations for the last five years, and their ages as of May 1, 2010.

Name	Age	Position

David R. Walker	65	Chairman of the Board
Richard Palmer	49	President, Chief Executive Officer and Director
Mark A. Bernstein, Ph.D.	56	Director
Martin Wenzel	52	Director

David R. Walker

David R. Walker joined the Board of Directors on May 2, 1996, and was appointed Chairman of the Board of Directors on May 10, 1998. He has served as Chairman of the Audit Committee since its establishment in 2001. For over 20 years, Mr. Walker has been the General Manager of Sunheaven Farms, the largest onion growing and packing entity in the State of Washington. In the capacity of General Manager, Mr. Walker performs the functions of a traditional chief financial officer. Mr. Walker holds a Bachelor of Arts degree in economics from Brigham Young University with minors in accounting and finance.

The Board believes that Mr. Walker’s experience regarding the operation and management of large-scale agricultural farms and his experience as a financial officer are valuable resources to our Board in formulating business strategy, addressing business opportunities and resolving operational issues that arise from time to time.

Richard Palmer

Richard Palmer was appointed as our President and Chief Operating Officer in September 2007, and been a member of the Board of Directors since September 2007. Mr. Palmer became our Chief Executive Officer on December 21, 2007. Mr. Palmer has over 25 years of hands-on experience in the energy field, holding senior level management positions with a number of large engineering, development, operations and construction companies. He is a co-founder of Mobius Risk Group, LLC, an energy risk advisory services consulting company, and was a principal and Executive Vice President of that consulting company from January, 2002 until September 2007. From 1997 to 2002, Mr. Palmer was a Senior Director at Enron Energy Services. Prior thereto, from 1995 to 1996 Mr. Palmer was a Vice President of Bentley Engineering, and a Senior Vice President of Southland Industries from 1993 to 1996. Mr. Palmer received his designation as a Certified Energy Manager in 1999, holds two Business Management Certificates from University of Southern California’s Business School, and is an active member of both the American Society of Plant Biologists and the International Tropical Farmers Association.

Over the last 25 years, Mr. Palmer has held senior level management positions with a number of large engineering, development, operations and construction companies, and he has garnered a wealth of experience in the energy field. Mr. Palmer is the only member of management who serves as a director of the Company.

Mark A. Bernstein

Mark A. Bernstein, Ph.D., joined our Board of Directors on June 30, 2008. Dr. Bernstein is current a teaching professor at The University of Southern California (USC) where he also serves as the Managing Director of USC’s Energy Institute. Dr. Bernstein is an internationally recognized expert on energy policy and alternative energy technologies. Dr. Bernstein was awarded a Ph.D. in Energy Management and Policy from the University of Pennsylvania, holds a Masters degree in Mathematics from Ohio State University, and a B.A. from State University of New York at Albany.

Mr. Bernstein’s expertise in energy policy and alternative energy technologies led to the conclusion that he should be nominated serve as a director of the Company.

Martin Wenzel

Martin Wenzel joined our Board of Directors in April 2010, and serves on the Board’s audit committee. Mr. Wenzel is currently the President and Chief Executive Officer of Colorado Energy, the operating entity of Bicent Power, LLC, which is a privately owned limited liability company that owns and operates power generating stations in Colorado, Montana and California. From 2005 until August 2007, he served as the Senior Vice President (Sales and Marketing) of Miasole Inc. Prior thereto, from 2001 to 2004, Mr. Wenzel was President and Chief Executive Officer of Alpha Energy LLC. He is also a member of the Board of the Deming Center of Entrepreneurship at the University of Colorado. Mr. Wenzel holds an Executive MBA from Columbia Business School; a Masters degree in Systems Management from the University of Southern California; and a Bachelors degree in Engineering and Management from the US Naval Academy.

Mr. Wenzel has an extensive background in the energy industry, including over 25 years of developing, constructing and operating energy projects, marketing energy commodities and operating energy assets in the U.S. and internationally. The Board concluded that Mr. Wenzel’s expertise in energy policy and alternative energy technologies is a valuable asset for the Board of Directors of the Company.

Director Independence

Our common stock is traded on the OTC Bulletin Board under the symbol “GCEH.” The OTC Bulletin Board electronic trading platform does not maintain any standards regarding the “independence” of the directors on our Board, and we are not otherwise subject to the requirements of any national securities exchange or an inter-dealer quotation system with respect to the need to have a majority of our directors be independent.

In the absence of such requirements, we have elected to use the definition for “director independence” under The Nasdaq Stock Market’s listing standards, which defines an “independent director” as “a person other than an officer or employee of us or its subsidiaries or any other individual having a relationship, which in the opinion of the board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.” The definition further provides that, among others, employment of a director by us (or any parent or subsidiary of ours) at any time during the past three years is considered a bar to independence regardless of the determination of our Board.

Our Board has determined that each of Messrs. Walker, Bernstein and Wenzel are independent directors as defined in The Nasdaq Stock Market rules relating to director independence. Each of Messrs. Walker, Bernstein and Wenzel are non-employee directors.

Board of Director Meetings

All members of the Board of Directors hold office until the next annual meeting of stockholders or the election and qualification of their successors. During the fiscal year ended December 31, 2009, the Board of Directors held four meetings at which each director who was in office at that time attended at least 75% of such meetings of the Board of Directors. The Audit Committee met four times during fiscal year ended December 31, 2009, and all Audit Committee members were present at those meetings.

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by Board members at the annual meeting of stockholders, directors are strongly encouraged to attend annual meetings of stockholders. All of our current directors (and nominees) are expected to attend the 2010 Annual Meeting.

Board Committees

Our Board of Directors has an Audit Committee, but does not currently have a Compensation Committee or a Nominating Committee.

Audit Committee. Our Audit Committee operates pursuant to a written charter, a copy of which is attached as Appendix H to this proxy statement. Among other things, the Audit Committee is responsible for:

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•
hiring our independent registered public accounting firm, and coordinating the oversight and review of the adequacy of our internal control over financial reporting with both management and the independent registered public accounting firm; and

•	reviewing and, if appropriate, approving all transactions between our company or its subsidiaries and any related party.

As of December 31, 2009, David Walker was the only member of the Audit Committee. As of the date of this proxy statement, David Walker and Martin Wenzel constituted all of the members of the Audit Committee. Each of Messrs. Walker and Wenzel is a non-employee director and independent as defined under the Nasdaq Stock Market’s listing standards. Mr. Walker has significant knowledge of financial matters, and our Board has designated Mr. Walker as the “audit committee financial expert” of the Audit Committee.

Nominating Committee. We do not currently maintain a nominating committee on our Board of Directors. Rather, all of the directors on the Company’s board of directors at any given time participate in identifying qualified director nominees, and recommending such persons to be nominated for election to the Board at each annual meeting of our stockholders. As a result, our Board has not found it necessary to have a separate nominating committee. However, the Board may form a nominating committee for the purpose of nominating future director candidates.

Usually, nominees for election to the Board are proposed by our existing directors. In identifying and evaluating individuals qualified to become Board members, our current directors will consider such factors as they deem appropriate to assist in developing a board of directors and committees thereof that are diverse in nature and comprised of experienced and seasoned advisors. Our Board of Directors has not adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board. However, our Board believes that membership should reflect diversity in its broadest sense, but should not be chosen nor excluded based on race, color, gender, national origin or sexual orientation. In this context, the Board does consider a candidate’s experience, education, industry knowledge and, history with the Company, and differences of viewpoint when evaluating his or her qualifications for election the Board. In evaluating such candidates, the Board seeks to achieve a balance of knowledge, experience and capability in its composition. In connection with this evaluation, the Board determines whether to interview the prospective nominee, and if warranted, one or more directors interview prospective nominees in person or by telephone.

Our full Board also reviews the qualifications of director nominations submitted by stockholders of the Company, subject to the stockholders having followed procedures established under the Company’s bylaws (See the discussion under “STOCKHOLDER PROPOSALS” beginning on page 54 of this proxy statement). All potential director candidates, regardless of source, are reviewed under the same process.

Compensation Committee. We do not currently maintain a compensation committee on our Board of Directors. All of our existing directors participate in determining the compensation of our executive officers and non-employee directors. As a result, the Board has not found it necessary to have a separate compensation committee.

In determining the compensation of any executive officer or non-employee director, the full Board (excluding the executive officer or non-employee director whose compensation is being determined) will consider such factors as they deem appropriate in developing competitive compensation standards aimed at attracting and retaining qualified management personnel and directors. Some of these factors may include, but are not limited to, the level of compensation paid to senior executives and directors at businesses and other organizations of comparable size and industry, and the specific experience and expertise of any particular executive officer or non-employee director relative to the experience and expertise of other executive officers and non-employee directors. Our Board meets at least once a year to review and consider the current compensation of our executive officers and non-employee directors, and if appropriate, adjust the current levels of such compensation.

Legal Proceedings

We are not aware of any material proceedings to which any of our current directors and nominees, or any of their respective associates, is a party adverse to the Company or any of its subsidiaries, or has a material interest adverse to the Company.

Certain Relationships And Related Transactions

In September 2007 we entered into a loan and security agreement with Mercator Momentum Fund III, L.P., pursuant to which Mercator agreed to make available to us a secured term credit facility in the aggregate principal amount of up to $1,000,000. As of December 31, 2009, the outstanding principal balance of the Loan was $475,000, and the Loan was secured by a first priority lien on all of our assets. In March 2010, we repaid the outstanding balance of the Loan. Mercator was an affiliate of Monarch Pointe Fund, Ltd., a major stockholder of the Company until April 2010.

Communications with the Board of Directors

Stockholders may communicate directly with the Board by writing to them at Board of Directors, c/o Secretary, Global Clean Energy Holdings, Inc., 6033 W. Century Blvd., Suite 895, Los Angeles, California 90045. Such communications will be forwarded to the director or directors to whom it is addressed, except for communications that are (1) advertisements or promotional communications, (2) solely related to complaints with respect to ordinary course of business customer service and satisfaction issues, or (3) clearly unrelated to the Company’s business, industry, management or Board or committee matters.

Code of Ethics

Our Board of Directors has adopted a code of ethics that applies to our principal executive officers, principal financial officer or controller, or persons performing similar functions (“Code of Ethics”). A copy of our Code of Ethics will be furnished without charge to any person upon written request. Requests should be sent to: Secretary, Global Clean Energy Holdings, Inc. 6033 W. Century Blvd., Suite 895 Los Angeles, California 90045.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on information provided to us by our officers and our review of copies of reporting forms received by us, we believe that during fiscal year ended December 31, 2009, our current officers and directors complied with the filing requirements under Section 16(a).

Board Leadership Structure and Role in Risk Oversight

Our Board does not have a formal policy on whether the positions of Chairman of the Board and Chief Executive Officer are to be held by the same person. However, our Board believes it is important to select the Company’s Chairman and Chief Executive Officer in the manner it considers in the best interests of the Company at any given time. Accordingly, the Chairman and Chief Executive Officer positions may be filled by one individual or by two different individuals, as determined by our Board based on circumstances then in existence. Currently, two individuals occupy these positions: David Walker serves as the Chairman of the Board, and Richard Palmer serves as the Company’s Chief Executive Officer.

Our Board believes that the separation of the offices of Chairman of the Board and Chief Executive Officer at this time enhances Board independence and oversight. Moreover, since we are a relatively new participant in the energy agri-business, the current bifurcation of these positions enables our Chief Executive Officer to better focus on more managerial responsibilities such as improving our Jatropha operations, enhancing stockholder value and expanding and strengthening the Company’s brand in the energy agri-business industry, while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. We believe that this leadership structure has been effective for the Company.

Management is responsible for the day-to-day management of risks the Company faces, while the Board as a whole plays an important role in overseeing the identification, assessment and mitigation of such risks. For example, the oversight of financial risk management lies primarily with the Board’s audit committee, which is empowered to appoint and oversee our independent auditors, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management and our board of directors. In fulfilling its risk oversight responsibility, the Board, as a whole and acting through any established committees, regularly consults with management to evaluate and, when appropriate, modify our risk management strategies.

Director Compensation

On April 22, 2009, our Board of Directors adopted a compensation policy for non-employee directors (“Compensation Policy”), which new policy became effective as of July 1, 2009. Pursuant to the Compensation Policy, non-employee directors will be entitled to receive the following benefits, among others, in consideration for their services as directors of the Company:

•	Monthly cash payments of $2,000;

•	Annual grants of non-qualified stock options to purchase up to 500,000 shares of the Company’s common stock;

•	Participation in the Company’s stock option plans; and

•	Reimbursement of certain expenses incurred in connection with attendance of meetings of the Board and Board Committee.

The following table sets forth information concerning the compensation paid to each of our non-employee directors during fiscal 2009 for their services rendered as directors (Mr. Wenzel, one of our current directors, was appointed to the Board in 2010 and, therefore, is not included in the following table). The compensation of Richard Palmer, who serves as a director and as our President and Chief Executive Officer, is described below in “Executive Compensation - Summary Compensation Table.”

DIRECTOR COMPENSATION FOR FISCAL YEAR 2009

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards(1)(2)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

David R. Walker	$12,000		$9,100				$21,100
Richard Palmer
Mark A. Bernstein, Ph.D.	$12,000		$9,100				$21,100
Total	$24,000		$18,200				$42,200

(1)
This column represents the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to the option grants, refer to Note J of our financial statements in the Annual Report. These amounts do not correspond to the actual value that will be recognized by the named directors from these awards.

(2)
On July 2, 2009 we granted a five-year non-qualified option to purchase 500,000 shares of the Company’s common stock at an exercise price of $0.02 per share to each of our non-employee directors, vesting, in ten monthly installments, for their services as directors for the one-year period commencing August 31, 2009.

Vote Required and Recommendation of Board of Directors

Our Bylaws provide that directors are elected by a plurality of the votes cast by shares entitled to vote at such election of directors. In addition, applicable Securities and Exchange Commission voting requirements hold that stockholders have two voting choices for the election of directors: “FOR” or “WITHHOLD.” You may choose to vote “FOR” or “WITHHOLD” with respect to all of the nominees or any specific nominee(s). Stockholders entitled to vote at the 2010 Annual Meeting have the right to cast, in person or proxy, all of the votes to which the stockholder’s shares are entitled for each of the nominees. Under the plurality standard, the only votes that count when director votes are being tabulated are “FOR” votes. “WITHHOLD “ votes have no effect. Unless otherwise instructed on your signed proxy, your shares will be voted “FOR” the election of the nominees presented in this proxy statement. If you do not vote for a particular nominee, or if your broker does not vote your shares of common stock held in “street name,” or if you withhold authority for one or all nominees, your vote will not count either “FOR” or “AGAINST” the nominee, although it will be counted for purposes of determining whether there is a quorum present at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE NOMINEES LISTED ABOVE.

Audit Committee Report

The following is the report of our Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2009. This report shall not be deemed soliciting material or to be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act or to the liabilities of Section 18 of the Securities Exchange Act, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act or the Securities Exchange Act, except to the extent we specifically request that it be treated as soliciting material or specifically incorporate it by reference into a filing under the Securities Act or the Securities Exchange Act.

In performing its oversight responsibilities as defined in its charter, the Audit Committee has reviewed and discussed the audited financial statements and reporting process, including the system of internal controls, with management and with Hansen, Barnett & Maxwell, P.C. (“HBM PC”), the Company’s independent registered public accounting firm for the year ended December 31, 2009. The committee has also discussed with HBM PC the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

In addition, the committee has received from HBM PC the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding HBM PC’s communications with the committee concerning independence and has discussed with HBM PC their independence. The committee has also considered the compatibility of audit-related services, tax services and other non-audit services with the firm’s independence.

Based on these reviews and discussions, the committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the SEC.

Audit Committee

David Walker

EXECUTIVE COMPENSATION

Management

Set forth below is information regarding our senior executive officers, including information furnished by them as to their principal occupations for the last five years, and their ages as of December 31, 2009, the end of the Company’s last fiscal year.

Name	Age	Position

Richard Palmer	49	President and Chief Executive Officer
Bruce Nelson	55	Chief Financial Officer

Richard Palmer

Richard Palmer was appointed as our President and Chief Operating Officer in September 2007, and been a member of the Board of Directors since September 2007. Mr. Palmer became our Chief Executive Officer on December 21, 2007.  See the discussion above under “Director Nominees – Richard Palmer” for Mr. Palmer’s principal occupations for the last five years.

Bruce Nelson

Bruce Nelson was appointed as our Chief Financial Officer in March 2008.  Prior to commencing his relationship with the Company, Mr. Nelson served as Chief Financial Officer of US Modular, a private technology company located in Irvine, California.  From April 2002 through February 2007, Mr. Nelson served as Chief Financial Officer of netGuru, Inc., a NASDAQ-listed global engineering software and IT service company. Prior to netGuru, Mr. Nelson founded and operated Millennium Information Technologies from 1997 to 2002. From 1992 to 1997 he served as President and CFO of Comprehensive Weight Management, a national healthcare service provider. From 1985 to 1991 he served as Treasurer of Comprehensive Care Corporation, a NYSE listed national healthcare provider. Mr. Nelson served as a U.S. Naval Officer after graduating from the University of Southern California, majoring in finance.  He holds a MBA degree from Bryant University in Smithfield, R.I. He has also served on the board of directors of two commercial banks, a NASDAQ-listed technology company, and a privately held specialty hospital.

Summary Compensation Table

The following table set forth certain information concerning the annual and long-term compensation for services rendered to us in all capacities for the fiscal years ended December 31, 2009 and 2008 of all persons who served as our principal executive officer and principal financial officer during the fiscal year ended December 31, 2009.  No other executive officers earned annual compensation during the fiscal year ended December 31, 2009 that exceeded $100,000.  The principal executive officer and the other named officers are collectively referred to as the “Named Executive Officers.”

Name and Principal Position	Fiscal Year Ended 12/31	Salary Paid or Accrued ($)		Bonus Paid or Accrued ($)	Stock Awards ($)		Option Awards ($)(4)	All Other Compensation ($)	Total ($)
Richard Palmer	2009	250,000		0	0	(1)	0	23,400	273,400
	2008	250,000		—	—		—	23,400	273,400

Bruce Nelson(1)	2009	175,000		0	0	(3)	0	10,000	185,000
	2008	145,833	(2)	—	—		189,000	10,000	344,833

(1)
Richard Palmer became the registrant’s Chief Executive Officer December 21, 2007.  Under our employment agreement with Mr. Palmer, we granted Mr. Palmer an incentive option to purchase up to 12,000,000 shares of our common stock at an exercise price of $0.03, subject to our achievement of certain market capitalization goals.  As of April 2009, 12,000,000 of these options remained unvested. In April 2009, our Board of Directors agreed to agreed to fully vest all of the 12,000,000 shares under the option.

(2)
Mr. Nelson became our Chief Financial Officer and Secretary on April 1, 2008.  Accordingly, the amounts reflected in this table reflect compensation paid or accrued for Mr. Nelson during this partial year.

(3)
Under our employment agreement with Mr. Nelson, we granted Mr. Nelson an incentive option to purchase up to 4,500,000 shares of our common stock at an exercise price of $0.05, which shares vest over the course of the employment agreement and upon achievement of certain milestones.  As of April 2009, 3,500,000 of these options remained unvested.  In April 2009, our Board of Directors agreed to fully vest all of the remaining 3,500,000 options.  The amounts included in this table reflect the value of the fully vested options.

(4)
This column represents the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures related to service-based vesting conditions.  For additional information on the valuation assumptions with respect to the option grants, refer to Note J of our financial statements in the Annual Report.  These amounts do not correspond to the actual value that will be recognized by the named executives from these awards.

Stock Option Grants

The following table sets forth information as of December 31, 2009, concerning unexercised options, unvested stock and equity incentive plan awards for the executive officers named in the Summary Compensation Table.

OUTSTANDING EQUITY AWARDS AT YEAR ENDED DECEMBER 31, 2009

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Richard Palmer	6,000,000			0.03	8/20/2012
	6,000,000			0.03	8/20/2012

Bruce Nelson	500,000			0.05	3/20/2018
	500,000			0.05	3/20/2018
	500,000			0.05	3/20/2018
	500,000			0.05	3/20/2018
	1,250,000			0.05	3/20/2013
	1,250,000			0.05	3/20/2013

Employment Agreements

Richard Palmer.  On September 7, 2007, we entered into an employment agreement (the “Employment Agreement”) with Richard Palmer pursuant to which we hired Mr. Palmer to serve as our President and Chief Operating Officer.  Mr. Palmer was also appointed to serve as director on our Board of Directors to serve until the next election of directors by our stockholders.  Upon the resignation of our prior Chief Executive Officer in December 2007, Mr. Palmer also became our Chief Executive Officer.

Under the Employment Agreement, we granted Mr. Palmer an incentive option to purchase up to 12,000,000 shares of our common stock at an exercise price of $0.03 (the trading price on the date the agreement was signed), subject to our achievement of certain market capitalization goals.  The option expires after five years.  As of April 22, 2009, all 12,000,000 shares under the option remained unvested.  On April 22, 2009, our Board of Directors approved accelerating the vesting of all 12,000,000 unvested shares under the option, and accelerated the release from escrow of 652,503 shares of restricted common stock issuable to Mr. Palmer under the Global Agreement.  As a result, on that date, all of the restricted and escrowed shares were released to Mr. Palmer.

In addition, Mr. Palmer’s compensation package includes a base salary of $250,000, and a bonus payment contingent on Mr. Palmer’s satisfaction of certain performance criteria, which will not exceed 100% of Mr. Palmer’s base salary.  In the event that (i) we terminate Mr. Palmer’s employment for reasons other than “cause” (as defined in the Employment Agreement to include material breaches by him of the agreement, fraud, misappropriation of funds or embezzlement), or if (ii) Mr. Palmer resigns because we breached the Employment Agreement, we will be obligated to pay Mr. Palmer an amount equal to one (1) times his then-current annual base salary plus fifty percent (50%) of the target bonus in effect on the date of his termination.  However, if Mr. Palmer’s employment is terminated for death or disability, or if Mr. Palmer resigns or is terminated for “cause,” he will not be entitled to receive any severance payments or other post-employment benefits.  The original term of the Employment Agreement commenced September 1, 2007, and was scheduled to expire on September 30, 2010.

On March 16, 2010, the Company and Richard Palmer entered into an amendment (the “Amendment”) to the Employment Agreement. Pursuant to the Amendment, the Company extended the term of Mr. Palmer’s employment for an additional two years, i.e., through September 30, 2012.  Thereafter, the term of employment shall automatically renew for successive one-year periods unless otherwise terminated. In connection with the Amendment, the Company and Mr. Palmer entered into an option agreement (“Option Agreement”).  Pursuant to the Option Agreement, the Company granted Mr. Palmer a new option to acquire up to 12,000,000 shares of the Company’s common stock at an exercise price of $0.02, subject to the Company’s achievement of certain market capitalization goals.  The new option expires after ten (10) years.

Bruce Nelson.  On March 20, 2008, we entered into an employment agreement with Bruce K. Nelson pursuant to which we hired Mr. Nelson to serve as our Executive Vice-President and Chief Financial Officer effective April 1, 2008.  Mr. Nelson’s employment agreement has an initial term of employment that continues through March 20, 2010.  Thereafter, the term of employment shall automatically renew for successive one-year periods unless otherwise terminated by us.  The employment agreement was automatically extended in March 2010 through March 20, 2011.  We agreed to pay Mr. Nelson a base salary of $175,000, subject to annual increases based on the Consumer Price Index for the immediately preceding 12-month period, and a bonus payment based on Mr. Nelson’s satisfaction of certain performance criteria established by the compensation committee of our Board of Directors.  The bonus amount in any fiscal year will not exceed 100% of Mr. Nelson’s base salary.  Mr. Nelson is eligible to participate in this company’s employee stock option plan and other benefit plans.

At the time we employed Mr. Nelson, we granted him a ten-year option to acquire up to 2,000,000 shares of our common stock at an exercise price of $0.05 (the trading price on the date the agreement was signed).  These options vest in tranches of 500,000 shares over the first two years of the employment term.  We also granted Mr. Nelson a five-year option to acquire up to 2,500,000 shares of our common stock at an exercise price of $0.05, if this company meets certain market capitalization goals. As of April 22, 2009, options to acquire up to 3,500,000 shares remained unvested pursuant to the terms of the Company’s employment agreement with Mr. Nelson.  On April 22, 2009, our Board of Directors approved accelerating the vesting of all 3,500,000 unvested shares under the option.

In the event that, commencing after March 20, 2009, (i) we terminate Mr. Nelson’s employment for reasons other than “cause” (as defined in his employment agreement to include material breaches by him of his employment agreement, fraud, misappropriation of funds or embezzlement), or if (ii) Mr. Nelson resigns because we breached his employment agreement, we will be obligated to pay Mr. Nelson an amount equal to the salary he would have received through the end of the term of his employment agreement.  However, if Mr. Nelson’s employment is terminated for death or disability, or if Mr. Nelson resigns or is terminated for “cause,” he will not be entitled to receive any severance payments or other post-employment benefits.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of May 1, 2010 by (a) each person known by us to own beneficially 5% or more of our common stock, (b) each of our executive officers named in the Summary Compensation Table and each of our directors and (c) all executive officers and directors of this company as a group.  As of May 1, 2010, there were 270,464,478 shares of our common stock issued and outstanding.  As of the same date, there were 13,000 shares of our Series B Preferred Stock issued and outstanding, which shares of preferred stock were convertible into an aggregate of 11,818,181 shares of common stock.  Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all the shares beneficially owned by them.

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned (2)		Percent of Class
Certain Beneficial Owners:

Corporativo LODEMO S.A DE CV Calle 18, #201-B x 23 y 25, Colonias Garcia Gineres, C.P. 97070 Merida, Yucatan, Mexico	9,090,908	(3)	3.25%

Greenrock Capital Holdings LLC 10531 Timberwood Circle, Suite D Louisville, Kentucky 40223	2,727,273	(4)	1.00%

Directors/Named Executive Officers:

Richard Palmer	72,030,241	(5)	25.50%
Bruce Nelson	5,543,000	(6)	2.02%
David R. Walker	1,653,539	(7)	*
Mark A. Bernstein	500,000	(8)	*
Marin Wenzel	300,000	(9)	*

All Named Executive Officers and Directors as a group (4 persons)	80,026,780		27.69%

*  Less than 1%
(1) Unless otherwise indicated, the business address of each person listed is c/o Global Clean Energy Holdings, Inc., 6033 W. Century Blvd, Suite 895, Los Angeles, California.
(2) For purposes of this table, shares of common stock are considered beneficially owned if the person directly or indirectly has the sole or shared power to vote or direct the voting of the securities or the sole or shared power to dispose of or direct the disposition of the securities.  Shares of common stock are also considered beneficially owned if a person has the right to acquire beneficial ownership of the shares upon exercise or conversion of a security within 60 days of May 1, 2010.

(3) Consists of 9,090, 908 shares of common stock that may be acquired upon the conversion of shares of Series B Preferred Stock.  Corporativo LODEMO owns 10,000 shares of our Series B Preferred Stock, which represents approximately 76.92% of the issued and outstanding shares of that class of securities.
(4) Consists of 2,727,273 shares of common stock that may be acquired upon the conversion of shares of Series B Preferred Stock.  Greenrock owns 3,000 shares of our Series B Preferred Stock, which represents approximately 23.08% of the issued and outstanding shares of that class of securities.
(5) Consists of 12,000,000 shares that may be acquired upon the exercise of currently exercisable options.  Mr. Palmer also has options to acquire 12,000,000 shares of common stock that are not currently exercisable and will not become exercisable unless certain conditions are met.
(6) Includes 4,500,000 shares that may be acquired upon the exercise of currently exercisable options.
(7) Includes 1,250,000 shares that may be acquired upon the exercise of currently exercisable options.
(8) Includes 500,000 shares that may be acquired upon the exercise of currently exercisable options.
(9) Includes 300,000 shares that may be acquired upon the exercise of options.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table contains information regarding our equity compensation plans as of December 31, 2009

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by security holders
1993 Incentive Plan (1)	3,383,000	$0.13	—
2002 Stock Incentive Plan	19,700,000	$0.04	300,000
Equity compensation plans not approved by security holders	1,350,000	$0.02
Options
Warrants	66,518,635	$0.02

Total	90,951,635		300,000

(1) The 1993 Incentive Plan has expired and no additional options or awards can be granted under this plan.

PROPOSAL II – RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee of our Board has appointed Hansen, Barnett & Maxwell, P.C. (“HBM PC”), to act as our independent registered public accounting firm for the fiscal year ending December 31, 2010, and recommends that our stockholders vote to ratify such appointment.  Representatives of HBM PC will not be available at the 2010 Annual Meeting. In the event of a negative vote on such ratification, the Board will reconsider its selection. No determination has been made as to what action the Board would take if the stockholders do not ratify the appointment.

Principal Accountant Fees And Services

The following discussion sets forth fees billed to us by HBM PC, our independent registered public accounting firm, during the fiscal years ended December 31, 2009, and December 31, 2008:

Audit Fees

The aggregate fees accrued by HBM PC during the fiscal year ended December 31, 2008 and 2009 for professional services for the audit of our financial statements and the review of financial statements included in our Forms 10-Q and SEC filings were $43,038 and $45,119, respectively.

Audit-Related Fees

HBM PC did not provide and did not bill and it was not paid any fees for, audit-related services in the fiscal years ended December 31, 2008 and 2009.

Tax Fees

HBM PC did not provide, and did not bill and was not paid any fees for, tax compliance, tax advice, and tax planning services for the fiscal years ended December 31, 2008 and December 31, 2009.

All Other Fees

HBM PC did not provide, and did not bill and were not paid any fees for, any other services in the fiscal years ended December 31, 2008 and 2009.

Audit Committee Pre-Approval Policies and Procedures

Consistent with SEC policies, the Audit Committee charter provides that the Audit Committee shall pre-approve all audit engagement fees and terms and pre-approve any other significant compensation to be paid to the independent registered public accounting firm.  No other significant compensation services were performed for us by HBM PC during 2008 and 2009.

Vote Required and Recommendation of Board of Directors

Under Utah law, and pursuant to our Bylaws, the proposal to ratify HBM PC as our independent registered public accounting firm for the fiscal year ending December 31, 2009, will be approved if the votes cast in favor of the proposal exceed those cast against it, with respect to our issued and outstanding shares of Common Stock entitled to vote at meeting, represented in person or by proxy.

The Board Of Directors Recommends A Vote “For” The Ratification of Hansen, Barnett & Maxwell,
P.C. as our Independent Registered Public Accountants.

PROPOSAL III – APPROVAL OF ADOPTION OF THE 2010 EQUITY INCENTIVE PLAN

On May 13, 2010, our Board adopted the Global Clean Energy Holdings, Inc. 2010 Equity Incentive Plan (the “2010 Plan”), and recommended that the adoption of the 2010 Plan be submitted for approval by our stockholders.  The Board adopted the 2010 Plan because there are a limited number of shares available for grants of awards under our prior stock option plan, the Company’s 2002 Stock Incentive Plan (the “2002 Plan”).  In addition, the 2002 Plan will expire in July 2012.  Upon the expiration of the 2002 Plan, the Company will no longer be able to grant any stock options or other awards to its employees, officers and directors.  The 2002 Plan authorized the Company to grant options to purchase a total of 20,000,000 shares.  As of April 1, 2010, awards for 19,700,000 shares had been granted under the 2002 Plan and 300,000 shares remained available for future grants.  Management of the Company believes that granting options and other stock awards is an important incentive tool for the Company’s employees, officers and directors.  As a result, the Board adopted the 2010 Plan to continue to provide a means by which employees, directors and consultants of the Company may be given an opportunity to benefit from increases in the value of our Common Stock, and to attract and retain the services of such persons.  All of our employees, directors and consultants are eligible to participate in the 2010 Plan.

In the meantime, we may make awards under the 2010 Plan, as long as the effectiveness of the awards is conditioned upon obtaining such stockholder approval. If stockholders do not approval this proposal, we will not implement the 2010 Plan, and any currently outstanding awards under the 2010 Plan will terminate and be of no further force or effect.

A summary of the 2010 Plan is set forth below.  The summary is qualified in its entirety by reference to the full text of the 2010 Plan, a copy of which is set forth as Appendix B to this proxy statement.

General

The 2010 Plan provides for awards of incentive stock options, non-statutory stock options, rights to acquire restricted stock, and stock appreciation rights, or SARs.  Incentive stock options granted under the 2010 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).  Non-statutory stock options granted under the 2010 Plan are not intended to qualify as incentive stock options under the Code.  See “Federal Income Tax Consequences” below for a discussion of the principal federal income tax consequences of awards under the 2010 Plan.

Purpose

Our Board adopted the 2010 Plan to provide a means by which employees, directors and consultants of the Company and its affiliates may be given an opportunity to benefit from increases in the value of our Common Stock, to assist in attracting and retaining the services of such persons, to bind the interests of eligible recipients more closely to the Company’s interests by offering them opportunities to acquire shares of our Common Stock and to afford such persons stock-based compensation opportunities that are competitive with those afforded by similar businesses.  All of our employees, directors and consultants are eligible to participate in the 2010 Plan.

Administration

Unless it delegates administration to a committee as described below, our Board will administer the 2010 Plan.  Subject to the provisions of the 2010 Plan, the Board has the power to construe and interpret the 2010 Plan, and to determine: (i) the fair value of Common Stock subject to awards issued under the 2010 Plan; (ii) the persons to whom and the dates on which awards will be granted; (iii) what types or combinations of types of awards will be granted; (iv) the number of shares of Common Stock to be subject to each award; (v) the time or times during the term of each award within which all or a portion of such award may be exercised; (vi) the exercise price or purchase price of each award; and (vii) the types of consideration permitted to exercise or purchase each award and other terms of the awards.

The Board has the power to delegate administration of the 2010 Plan to a committee composed of one or more directors.  In the discretion of the Board, a committee may consist solely of two or more “outside directors” or two or more “non-employee directors” (as such terms are defined in the 2010 Plan).

Stock Subject to the 2010 Plan

Subject to the provisions of Sections 6.1.1 and 8.2 of the 2010 Plan relating to adjustments upon changes in our Common Stock, an aggregate of 20,000,000 shares of common stock will be reserved for issuance under the 2010 Plan.

If shares of Common Stock subject to an option or SAR granted under the 2010 Plan expire or otherwise terminate without being exercised (or exercised in full), such shares shall become available again for grants under the 2010 Plan.  If shares of restricted stock awarded under the 2010 Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the 2010 Plan.  Where the exercise price of an option granted under the 2010 Plan is paid by means of the optionee’s surrender of previously owned shares of common stock, or the Company’s withholding of shares otherwise issuable upon exercise of the option as may be permitted under the 2010 Plan, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed “issued” and no longer available for issuance under the 2010 Plan.

Eligibility

Incentive stock options may be granted under the 2010 Plan only to employees of the Company and its affiliates.  Employees, directors and consultants of the Company and its affiliates are eligible to receive all other types of awards under the 2010 Plan.

No incentive stock option may be granted under the 2010 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant.  In addition, no employee may be granted options under the 2010 Plan exercisable for more than 500,000 shares of common stock during any twelve-month period.

Terms of Options and SARs

Options and SARs may be granted under the 2010 Plan pursuant to stock option agreements and stock appreciation rights agreements, respectively.  The following is a description of the permissible terms of options and SARs under the 2010 Plan.  Individual grants of options and SARs may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment

The exercise price of incentive stock options may not be less than the fair market value of the common stock subject to the option on the date of the grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value.  The exercise price of nonstatutory options also may not be less than the fair market value of the common stock on the date of grant.  The base value of a SAR may not be less than the fair market value of the common stock on the date of grant. The exercise price of options granted under the 2010 Plan must be paid either in cash at the time the option is exercised or, at the discretion of the Board, (i) by delivery of already-owned shares of our Common Stock, (ii) pursuant to a deferred payment arrangement, (iii) pursuant to a net exercise arrangement, or (iv) pursuant to a cashless exercise as permitted under applicable rules and regulations of the Securities and Exchange Commission.

In addition, the holder of a SAR is entitled to receive upon exercise of such SAR only shares of our Common Stock at a fair market value equal to the benefit to be received by the exercise.

Vesting

Options granted under the 2010 Plan may be exercisable in cumulative increments, or “vest,” as determined by the Board.  Our Board has the power to accelerate the time as of which an option may vest or be exercised.

Tax Withholding

To the extent provided by the terms of an option or SAR, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option or SAR by a cash payment upon exercise, or in the discretion of our Board, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our Common Stock or by a combination of these means.

Term

The maximum term of options and SARs under the 2010 Plan is ten years, except that in certain cases (see “Eligibility” above) the maximum term is five years.  Options and SARs awarded under the 2010 Plan generally will terminate three months after termination of the participant’s service; however, pursuant to the terms of the 2010 Plan, an a grantee’s employment shall not be deemed to terminate by reason of such grantee’s transfer from the Company to an affiliate of the Company, or vice versa, or sick leave, military leave or other leave of absence approved by our Board, if the period of any such leave does not exceed ninety (90) days or, if longer, if the grantee’s right to reemployment by the Company or any of its affiliate is guaranteed either contractually or by statute.

Restrictions on Transfer

A recipient may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution.  During the lifetime of the recipient, only the recipient may exercise an option or SAR.  The Board may grant nonstatutory stock options and SARs that are transferable to the extent provided in the applicable written agreement.

Terms of Restricted Stock Awards

Restricted stock awards may be granted under the 2010 Plan pursuant to restricted stock purchase or grant agreements.  No awards of restricted stock may be granted under the 2010 Plan after ten (10) years from the Board’s adoption of the 2010 Plan.

Payment

Our Board may issue shares of restricted stock under the 2010 Plan as a grant or for such consideration, including services, and, subject to the Sarbanes-Oxley Act of 2002, promissory notes, as determined in its sole discretion.  If restricted stock under the 2010 Plan is issued pursuant to a purchase agreement, the purchase price must be paid either in cash at the time of purchase or, at the discretion of our Board, pursuant to any other form of legal consideration acceptable to the Board.

Vesting

Shares of restricted stock acquired under a restricted stock purchase or grant agreement may, but need not, be subject to forfeiture to the Company or other restrictions that will lapse in accordance with a vesting schedule to be determined by our Board. In the event a recipient’s employment or service with the Company terminates, any or all of the shares of Common Stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to the Company in accordance with such restricted stock agreement.

Tax Withholding

Our Board may require any recipient of restricted stock to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements.  If the recipient fails to pay the amount demanded, our Board may withhold that amount from other amounts payable by the Company to the recipient, including salary, subject to applicable law.  With the consent of our Board in its sole discretion, a recipient may deliver shares of our common stock to the Company to satisfy this withholding obligation.

Restrictions on Transfer

Rights to acquire shares of common stock under the restricted stock purchase or grant agreement shall be transferable by the recipient only upon such terms and conditions as are set forth in the restricted stock agreement, as the Board shall determine in its discretion, so long as shares of Common Stock awarded under the restricted stock agreement remains subject to the terms of the such agreement.

Adjustment Provisions

If any change is made to our outstanding shares of Common Stock without the Company’s receipt of consideration (whether through reorganization, stock dividend or stock split, or other specified change in the capital structure of the Company), appropriate adjustments may be made in the class and maximum number of shares of Common Stock subject to the 2010 Plan and outstanding awards.  In that event, the 2010 Plan will be appropriately adjusted in the class and maximum number of shares of Common Stock subject to the 2010 Plan, and outstanding awards may be adjusted in the class, number of shares and price per share of Common Stock subject to such awards.

Effect of Certain Corporate Events

In the event of (i) a liquidation or dissolution of the Company; (ii) a merger or consolidation of the Company with or into another corporation or entity (other than a merger with a wholly-owned subsidiary); (iii) a sale of all or substantially all of the assets of the Company; or (iv) a purchase or other acquisition of more than 50% of the outstanding stock of the Company by one person or by more than one person acting in concert, any surviving or acquiring corporation may assume awards outstanding under the 2010 Plan or may substitute similar awards.  Unless the stock award agreement otherwise provides, in the event any surviving or acquiring corporation does not assume such awards or substitute similar awards, then the awards will terminate if not exercised at or prior to such event.

Duration, Amendment and Termination

The Board may suspend or terminate the 2010 Plan without stockholder approval or ratification at any time or from time to time.  Unless sooner terminated, the 2010 Plan will terminate ten years from the date of its adoption by the Board, i.e., in May 2020.

The Board may also amend the 2010 Plan at any time, and from time to time.  However, except as provided in Section 6.1.1 and 8.2 relating to adjustments upon changes in common stock, no amendment will be effective unless approved by our stockholders to the extent stockholder approval is necessary to preserve incentive stock option treatment for federal income tax purposes.  Our Board may submit any other amendment to the 2010 Plan for stockholder approval if it concludes that stockholder approval is otherwise advisable.

Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the recipient and the Company with respect to participation in the 2010 Plan.  This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

There will be no federal income tax consequences to either us or the recipient upon the grant of an incentive stock option.  Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise.  A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise.  If the shares of common stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount.  If the recipient sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and we will not be entitled to a federal income tax deduction.

Non-statutory Stock Options and Restricted Stock Awards

Non-statutory stock options and restricted stock awards granted under the 2010 Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or us by reason of the grant.  Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price.  However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock.  If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date.  On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin.  If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized.  Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income with respect to the stock.  Such gain or loss will be long-term or short-term depending on whether the stock has been held for more than one year.

Stock Appreciation Rights or SARs

A recipient receiving a stock appreciation right will not recognize income, and we will not be allowed a tax deduction, at the time the award is granted. When a recipient exercises the stock appreciation right, the fair market value of any shares of common stock received will be ordinary income to the recipient and will be allowed as a deduction to us for federal income tax purposes.

Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain senior executives of the Company (a “covered employee”) in a taxable year to the extent that compensation to such employees exceeds $1,000,000.  It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation.  In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the award is granted by a committee solely comprising “outside directors” (as defined in the 2010 Plan) and, among other things, the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant.  Awards to purchase restricted stock under the 2010 Plan will not qualify as performance-based compensation under the Treasury Regulations issued under Section 162(m).

Treatment of 2010 Plan in Reincorporation Merger

In connection with the Reincorporation Merger included in Proposal IV below, if it is approved at the 2010 Annual Meeting and effected, the 2010 Plan will be assumed by and become a stock plan of GCEH-Delaware (i.e., the surviving corporation in the Reincorporation Merger), as described below under “Proposal IV – Approval of Reincorporation Merger.”

The Board Of Directors Recommends A Vote “For” Approval of the adoption of the
2010 Equity Incentive Plan.

PROPOSAL IV – APPROVAL OF REINCORPORATION MERGER

Overview of the Reincorporation Merger

Our Board has unanimously approved the reincorporation of the Company in Delaware pursuant to the terms of the Merger Agreement attached as Appendix C, entered into by and between the Company and a wholly-owned subsidiary of the Company organized under the laws of the State of Delaware for purposes of effecting the Reincorporation Merger. For the reasons discussed below, the Board recommends that the stockholders also approve the Reincorporation Merger.  Approval of the Reincorporation Merger also will constitute approval of the Merger Agreement.  For purposes of the discussion below, the Company, before and after the Reincorporation Merger, is sometimes referred to as “GCEH-Utah” and “GCEH-Delaware,” respectively.

The Merger Agreement provides for a tax-free reorganization pursuant to the provisions of Section 368 of the Code, whereby we will be merged with and into GCEH-Delaware, our separate existence as a Utah corporation shall cease, and GCEH-Delaware shall continue as the surviving corporation of the Reincorporation Merger governed by the laws of the State of Delaware. The Merger Agreement provides that each share of our Common Stock and Series B Preferred Stock outstanding as of the effective time of the Merger shall be converted into one share of the common stock of GCEH-Delaware and one shares of GCEH-Delaware Series B Preferred Stock, respectively, with no further action required on the part of our stockholders. The Board believes that the Reincorporation Merger will benefit the Company and its stockholders.  We expect to effect the Reincorporation Merger as soon as practicable following stockholder approval of the proposal, regardless of whether our stockholders also approve the proposal to grant discretionary authority to the Board to effect the Reverse Stock Split.  Our Board of Directors, however, may determine to abandon the reincorporation and the Reincorporation Merger either before or after stockholder approval has been obtained.  If, in addition to approving the Reincorporation Merger, our stockholders vote to grant our Board discretionary authority to effect the Reverse Stock Split, we will consummate the Reincorporation Merger prior to effecting the Reverse Stock Split, if at all.

The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws that are periodically revised to respond to the changing legal and business needs of corporations. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to the Company’s corporate legal affairs. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed herein.

Accordingly, our Board believes that it is in the Company’s best interest that our state of incorporation be changed from Utah to Delaware, and has recommended the approval of the Reincorporation Merger to our stockholders. Reincorporation in Delaware will not result in any change in our business, operations, management, assets, liabilities or net worth; however, reincorporation in Delaware will allow us to take advantage of certain provisions of the corporate laws of Delaware as described herein.

Our corporate affairs currently are governed by Utah law and the provisions of the Articles of Incorporation and the Bylaws of GCEH-Utah.  Copies of these Articles of Incorporation and Bylaws are included as exhibits to our filings with the Securities and Exchange Commission, and are available for inspection during regular business hours at the principal executive offices of the Company.  Copies will be sent to stockholders upon request.  If the Reincorporation Merger is approved at the 2010 Annual Meeting and effected, our corporate affairs will be governed by Delaware law and the provisions of the Certificate of Incorporation and the Bylaws of GCEH-Delaware.  Copies of the Certificate of Incorporation and the Bylaws of GCEH-Delaware are attached to this Proxy Statement as Appendix D and Appendix E, respectively.

Principal Features of the Reincorporation Merger

The Reincorporation Merger will be effected by the merger of GCEH-Utah with and into GCEH-Delaware pursuant to the Merger Agreement.  GCEH-Delaware is a wholly owned subsidiary of GCEH-Utah that was incorporated by us under the laws of the State of Delaware for the sole purpose of effecting the Reincorporation Merger.  The Reincorporation Merger will become effective upon the filing of the requisite merger documents in Delaware and Utah, which is expected to occur as soon as practicable after the 2010 Annual Meeting if the Reincorporation Merger is approved by stockholders. Our Board, however, may determine to abandon the Reincorporation Merger notwithstanding stockholder approval of the Reincorporation Merger and the Merger Agreement.  The discussion below is qualified in its entirety by reference to the Merger Agreement, and by the applicable provisions of Utah law and Delaware law.

On effectiveness of the Reincorporation Merger:

•
Each outstanding share of GCEH-Utah common stock will be converted into one share of GCEH-Delaware common stock, and each outstanding share of GCEH-Utah Series B Preferred Stock will be converted into one share of GCEH-Delaware Series B Preferred Stock on the same terms;

•
Each outstanding share of GCEH-Utah common stock and GCEH-Utah Series B Preferred Stock held by a GCEH-Utah stockholder will be retired and canceled and will resume the status of authorized and unissued GCEH-Delaware stock; and

•
Each outstanding option and warrant to purchase shares of GCEH-Utah common stock will be deemed to be an option or warrant to purchase the same number of shares of GCEH-Delaware common stock, with no change in the exercise price or other terms or provisions of the option or warrant.

Following the Reincorporation Merger, stock certificates previously representing our Common Stock or Series B Preferred Stock may be delivered in effecting sales through a broker, or otherwise, of shares of GCEH-Delaware stock.  It will not be necessary for you to exchange your existing stock certificates for stock certificates of GCEH-Delaware, and if you do so, it will be at your own cost.

The Reincorporation Merger will not cause a change in our name, which will remain “Global Clean Energy Holdings, Inc.”  The Reincorporation Merger also will not effect any change in our business, management or operations or the location of our principal executive office.  On effectiveness of the Reincorporation Merger, our directors and officers will become all of the officers and directors of GCEH-Delaware, all of our employee benefit and stock option plans will become GCEH-Delaware plans (including the 2010 Plan if approved by stockholders), and each option or right issued under such plans will automatically be converted into an option or right to purchase the same number of shares of GCEH-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation Merger.  Stockholders should note that approval of the Reincorporation Merger will also constitute approval of these stock plans continuing as plans of GCEH-Delaware.  Our employment contracts and other employee benefit arrangements also will be continued by GCEH-Delaware upon the terms and subject to the conditions currently in effect.  We believe that the Reincorporation Merger will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as rights and obligations of GCEH-Delaware.

Other than receipt of stockholder approval, and the filing of requisite merger documents in Delaware and Utah, there are no federal or state regulatory requirements or approvals that must be obtained in order for us to consummate the Reincorporation Merger.

Securities Act Consequences

The shares of GCEH-Delaware common stock to be issued upon conversion of shares of GCEH-Utah common stock in the Reincorporation Merger are not being registered under the Securities Act of 1933, as amended (the “Securities Act”).  In this regard, we are relying on Rule 145(a)(2) under the Securities Act (“Rule 145”), which provides that a merger that has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act.  After the Reincorporation Merger, GCEH-Delaware will be a publicly held company, GCEH-Delaware common stock will continue to be qualified for quotation on the OTC Bulletin Board, and GCEH-Delaware will file periodic reports and other documents with the SEC and provide to its stockholders the same types of information that GCEH-Utah have previously filed and provided.

Holders of shares of GCEH-Utah common stock that are freely tradable before the Reincorporation Merger will continue to have freely tradable shares of GCEH-Delaware common stock.  Stockholders holding so-called restricted shares of GCEH-Utah common stock will have shares of GCEH-Delaware common stock that are subject to the same restrictions on transfer as those to which their shares of GCEH-Utah common stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of GCEH-Delaware common stock, will bear the same restrictive legend as appears on their present stock certificates.  For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, stockholders will be deemed to have acquired their shares of GCEH-Delaware common stock on the date they acquired their shares of common stock of GCEH-Utah.

Material U.S. Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reincorporation Merger that are applicable to you as a stockholder.  It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this proxy statement and all of which are subject to change, including changes with retroactive effect.  The discussion below does not address any state, local or foreign tax consequences of the Reincorporation Merger.  Your tax treatment may vary depending upon your particular situation.  You also may be subject to special rules not discussed below if you are a certain kind of stockholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of our shares as part of a hedge, straddle or conversion transaction; a person that does not hold our shares as a capital asset at the time of the Reincorporation Merger; or an entity taxable as a partnership for U.S. federal income tax purposes.  The Company will not request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reincorporation Merger or any related transaction.  The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained.  Stockholders are urged to consult with their tax advisors and financial planners as to the particular tax consequences of the Reincorporation Merger to them, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

It is intended that the Reincorporation Merger qualify as a “reorganization” under Section 368(a) of the Code.  As a “reorganization,” it is expected that the Reincorporation Merger will have the following U.S. federal income tax consequences:

•	Neither GCEH-Utah nor GCEH-Delaware will recognize any gain or loss from the Reincorporation Merger;

•	A GCEH-Utah stockholder will not recognize any gain or loss as a result of the receipt of GCEH-Delaware shares in exchange for such stockholder’s GCEH-Utah shares in the Reincorporation Merger;

•
A GCEH-Utah stockholder’s aggregate tax basis in the GCEH-Delaware shares received in the Reincorporation Merger will equal such stockholder’s aggregate tax basis in the GCEH-Utah shares held immediately before the Reincorporation Merger; and

•	A GCEH-Utah stockholder’s tax holding period for GCEH-Delaware shares received in the Reincorporation Merger will include the period during which such stockholder held GCEH-Utah shares.

Accounting Treatment

The Reincorporation Merger is expected to be accounted for as a reverse acquisition in which GCEH-Utah is the accounting acquirer, and GCEH-Delaware is the legal acquirer.  Since the Reincorporation Merger is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recognized.

Regulatory Approval

To the Company’s knowledge, the only required regulatory or governmental approval or filings necessary in connection with the Reincorporation Merger would be the filing of articles of merger with the Secretary of the State of Utah, and the filing of a certificate of merger with the Secretary of the State of Delaware.

Dissenters’ Rights

Sections 16-10a-1301 through 16-10a-1331 of the UBCA grants any stockholder of GCEH-Utah of record on the Record Date who objects to the Reincorporation Merger the right to have GCEH-Utah purchase the shares owned by the dissenting stockholder at their fair value at the effective time of the Reincorporation Merger. Any stockholder contemplating the exercise of these dissenters’ rights should review carefully the discussion of dissenting stockholder rights under the caption “Dissenters’ Rights” and the provisions of Sections 16-10a-1301 through 16-10a-1331 of the UBCA, particularly the procedural steps required to perfect such rights.

A VOTE AGAINST THE REINCORPORATION MERGER IS NOT SUFFICIENT TO PERFECT YOUR DISSENTERS’ RIGHTS AND SUCH RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTIONS 16-10a-1301 THROUGH 16-10a-1331 ARE NOT FULLY AND PRECISELY SATISFIED. A SUMMARY OF THE STATUTORY PROCEDURE TO PERFECT YOUR DISSENTER'S RIGHTS IS PROVIDED BELOW AND A COPY OF SECTIONS 16-10a-1301 THROUGH 16-10a-1331 IS ATTACHED AS APPENDIX G.

Material Terms of the Merger Agreement

The following is only a summary of the material provisions of the Merger Agreement between GCEH-Utah and GECH-Delaware and is not complete.  The Merger Agreement is attached to this proxy statement as Appendix C. Please read the Merger Agreement in its entirety.

General

The Merger Agreement provides that, subject to the approval and adoption of the Merger Agreement by the stockholders of GCEH-Utah and the authority of the Board of Directors of GCEH-Utah to abandon the Reincorporation Merger:

•	GCEH-Utah will merge with and into GCEH-Delaware; and

•	GCEH-Utah will cease to exist and GCEH-Delaware will continue as the surviving corporation.

As a result of, and as of the effective time of, the Reincorporation Merger, GCEH-Delaware will succeed to and assume all rights and obligations of GCEH-Utah, in accordance with Delaware law.

Effective Time

The Merger Agreement provides that, subject to the approval of the stockholders of GCEH-Utah, the Reincorporation Merger will be consummated by the filing of articles/certificate of merger and any other appropriate documents, in accordance with the relevant provisions of the UBCA and the DGCL, with the Secretary of State of the State of Utah and the Secretary of State of the State of Delaware, respectively. We expect to effect the Reincorporation Merger as soon as practicable following stockholder approval of the proposal, regardless of whether our stockholders also approve the proposal to grant discretionary authority to the Board to effect the Reverse Stock Split.  If, in addition to approving the Reincorporation Merger, our stockholders vote to grant our Board discretionary authority to implement the Amendment and effect the Reverse Stock Split, we expect to consummate the Reincorporation Merger prior to effecting the Reverse Stock Split, if at all.

Merger Consideration

Upon consummation of the Reincorporation Merger, each outstanding share of GCEH-Utah common stock and GCEH-Utah Series B Preferred Stock (except shares as to which dissenters’ rights have been properly exercised) will be converted into the right to receive one share of GCEH-Delaware common stock and GCEH-Delaware Series B Preferred Stock.  Shares of GCEH-Utah common stock and GCEH-Utah Series B Preferred Stock will no longer be outstanding and will automatically be cancelled and retired and will cease to exist.  Each holder of a certificate representing shares of GCEH-Utah common stock and GCEH-Utah Series B Preferred Stock immediately prior to the Reincorporation Merger will cease to have any rights with respect to such certificate, except the right to receive shares of GCEH-Delaware common stock and GCEH-Delaware Series B Preferred Stock.

Treatment of Stock Options and Warrants

Under the terms of the Merger Agreement, upon consummation of the Reincorporation Merger each outstanding option to purchase a share of GCEH-Utah common stock will be deemed to constitute an option to purchase one share of GCEH-Delaware common stock at an exercise price per full share equal to the stated exercise price, and each outstanding warrant to purchase a share of GCEH-Utah common stock will be deemed to constitute a warrant to purchase one share of GCEH-Delaware common stock at an exercise price per full share equal to the stated exercise price.

Under the Merger Agreement, GCEH-Delaware will assume GCEH-Utah’s stock option plans (including the 2010 Plan if approved by stockholders), which following the Reincorporation Merger will be used by GCEH-Delaware to make awards to directors, officers, and employees of GCEH-Delaware and others as permitted under the terms of GCEH-Utah’s stock option plans.

Directors and Officers

The Merger Agreement provides that the board of directors of GCEH-Delaware from and after the Reincorporation Merger will consist of the directors of GCEH-Utah immediately prior to the Reincorporation Merger.  The Merger Agreement further provides that the officers of GCEH-Delaware from and after the Reincorporation Merger will be the officers of GCEH-Utah immediately prior to the Reincorporation Merger.

Certificate of Incorporation and Bylaws

The Merger Agreement provides that the Certificate of Incorporation of GCEH-Delaware in effect immediately before the Reincorporation Merger will be the Certificate of Incorporation of the surviving corporation, and the bylaws of GCEH-Delaware in effect immediately before the Reincorporation Merger will be the bylaws of the surviving corporation until later amended in accordance with Delaware law.

Conditions to the Merger

The obligations of GCEH-Utah and GCEH -Delaware to consummate the Reincorporation Merger are subject to the satisfaction or waiver of the conditions that the Merger Agreement and Reincorporation Merger shall have been approved and adopted by the stockholders of GCEH-Utah. To the Company’s knowledge, the only required regulatory or governmental approval or filings necessary in connection with the Reincorporation Merger would be the filing of articles of merger with the Secretary of the State of Utah, and the filing of a certificate of merger with the Secretary of the State of Delaware.

Effect on Stock Certificates

The Reincorporation Merger will not have any effect on the transferability of outstanding stock certificates representing our Common Stock or Series B Preferred Stock.  It will not be necessary for stockholders to exchange their existing stock certificates for certificates of GCEH-Delaware. Each stock certificate representing issued and outstanding shares of common stock and preferred stock of GCEH-Utah will continue to represent the same number of shares of common stock and preferred stock of GCEH-Delaware.

Abandonment of Reincorporation Merger

Our Board of Directors may, in its sole discretion, determine to abandon the Reincorporation Merger notwithstanding stockholder approval of the Reincorporation Merger and the Merger Agreement.

Comparison of Rights under DGCL and UBCA

GCEH-Utah currently is a Utah corporation and, as such, the rights of its stockholders are governed by the Utah Revised Business Corporation Act (the “UBCA”), and by the Articles of Incorporation and Bylaws of GCEH-Utah currently in effect (the “GCEH-Utah Articles” and “GCEH-Utah Bylaws,” respectively).  Upon completion of the Reincorporation Merger, the stockholders of GCEH-Utah will become stockholders of GCEH-Delaware and their rights will be governed by the Delaware General Corporation Law (the “DGCL”) and by the GCEH-Delaware Certificate of Incorporation and Bylaws (the “GCEH-Delaware Certificate” and “GCEH-Delaware Bylaws,” respectively), which differ in some important respects from the UBCA and the GCEH-Utah Articles and GCEH-Utah Bylaws.

The following comparison of the DGCL and the GCEH-Delaware Certificate and GCEH-Delaware Bylaws with the UBCA and the GCEH-Utah Articles and GCEH-Utah Bylaws summarizes the important differences, but is not intended to list all differences:

	GCEH-Utah, a Utah Corporation	GCEH-Delaware, a Delaware corporation
Action by Stockholders Without a Meeting
Utah law permits stockholder action by less than unanimous written consent and provides that any action that could be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  Unlike Delaware law, Utah law requires a unanimous written consent of stockholders to elect directors. Utah law provides that, in order to be effective, all written consents must be delivered to GCEH-Utah within 60 days after the earliest dated consent delivered to GCEH-Utah, and (ii) prompt notice of the action by written consent must be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to GCEH-Utah.  Unlike Delaware law, Utah law requires that the actions taken by the written consent of stockholders cannot become effective until at least 10 days after notice of such actions has been furnished to all stockholders who did not sign the written consent.
The GCEH-Utah Bylaws are consistent with Utah law, except that under the GCEH-Utah Bylaws, any action that could be taken at an annual or special meeting of stockholders may be taken without a meeting if written consents are signed by the holders of all outstanding stock.

Delaware law permits stockholder action by less than unanimous written consent and provides that any action that could be taken at an annual or special meeting of stockholders (including the election of directors) may be taken without a meeting, without prior notice and without a vote, if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Delaware law provides that, in order to be effective, all written consents must be delivered to GCEH-Delaware within 60 days after the earliest dated consent delivered to GCEH-Delaware, and prompt notice of the action by written consent must be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to Company.  Unlike Utah law, Delaware law does not stipulate that the actions taken by the written consent of stockholders cannot become effective until at least 10 days after notice of such actions has been furnished to all stockholders who did not sign the written consent.
The GCEH-Delaware Bylaws are consistent with the DGCL.

	GCEH-Utah, a Utah Corporation	GCEH-Delaware, a Delaware corporation
Special Meetings of Stockholders
The UBCA permits special meetings of the stockholders to be called at any time by the board of directors or persons authorized by the bylaws to call a special meeting, or on the written demand of holders of shares representing at least 10% of all the votes entitled to be cast at such meeting.

The GCEH-Utah Bylaws are consistent with the UBCA but also provide that the corporation’s president, in addition to the foregoing categories of persons, may call a special meeting of stockholders.

The DGCL provides that a special meeting of stockholders may be called by the board of directors or by such person or persons as may be authorized by the certificate of incorporation or by the bylaws.  The GCEH-Delaware Bylaws provide that a special meeting of stockholders be called by the Board of Directors or the Chairman of the Board or the Chief Executive Officer of GCEH -Delaware.  The DGCL and the GCEH -Delaware Bylaws require that a notice of stockholders meeting be delivered to stockholders not less than ten days nor more than 60 days before the meeting.  The notice must state the place, day, hour and purpose of the meeting.

Removal of Directors
The UBCA provides that any director may be removed, with or without cause, by the holders of common stock of GCEH-Utah but only at a meeting of stockholders pursuant to a notice of meeting, which includes the removal of such director as an item of business. If cumulative voting is not in effect (the GCEH-Utah Bylaws do not provide cumulative voting rights), a director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast against removal.

The GCEH-Utah Bylaws are consistent with the UBCA in this regard.

The DGCL provides that a director or directors may be removed with or without cause by the holders of a majority in voting power of the shares then entitled to vote at an election of directors, except that (a) members of a classified board of directors may be removed only for cause, unless the certificate of incorporation provides otherwise, and (b) in the case of a corporation having cumulative voting, if less than the entire board of directors is to be removed, no director may be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors or of the class of directors of which such director is a part.

The GCEH-Delaware Bylaws are consistent with the DGCL in this regard.

Board Vacancies
Under the UBCA, unless the Certificate of Incorporation provide otherwise, if a vacancy occurs on a board of directors, including a vacancy resulting from an increase in the number of directors, (i) the stockholders may fill the vacancy; (ii) the board of directors may fill the vacancy; or (iii) if the directors remaining in office constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

Neither the GCEH-Utah Articles nor the GCEH-Utah Bylaws alters this provision.

The DGCL provides that the board of directors may fill all vacancies on the board, including vacancies caused by an increase in the number of authorized directors, unless otherwise provided in the certificate of incorporation or bylaws.

Neither the GCEH-Delaware Certificate nor the GCEH-Delaware Bylaws alters this provision.

	GCEH-Utah, a Utah Corporation	GCEH-Delaware, a Delaware corporation
Indemnification
The UBCA provides that, unless limited by its Certificate of Incorporation, a corporation shall indemnify a director who was successful, on the merits or otherwise, in the defense of any proceeding, or in the defense of any claim, issue, or matter in the proceeding, to which he was a party because he is or was a director of the corporation, against reasonable expenses incurred by him in connection with the proceeding or claim with respect to which he has been successful.

With respect to third party actions, under the UBCA and the GCEH-Utah Bylaws, GCEH-Utah has the power, but not an obligation, to indemnify any director, officer, employee or agent of GCEH-Utah who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit, against expenses (including attorneys’ fees) judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any such action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of GCEH-Utah, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

The DGCL generally permits a corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third-party action, other than a derivative action, and against expenses actually and reasonably incurred in the defense or settlement of a derivative action, provided that there is a determination that the individual acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation.

Such determination shall be made, in the case of an individual who is a director or officer at the time of such determination (i) by a majority of the disinterested directors, even though less than a quorum; (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum; (iii) by independent legal counsel, regardless of whether a quorum of disinterested directors exists; or (iv) by a majority vote of the stockholders, at a meeting at which a quorum is present. Without court approval, however, no indemnification may be made in respect of any derivative action in which such individual is adjudged liable to the corporation.

The DGCL requires indemnification of directors and officers for expenses relating to a successful defense on the merits or otherwise of a derivative or third-party action.  The DGCL permits a corporation to advance expenses relating to the defense of any proceeding to directors and officers contingent upon such individuals’ commitment to repay any advances unless it is determined ultimately that such individuals are entitled to be indemnified.

	GCEH-Utah, a Utah Corporation	GCEH-Delaware, a Delaware corporation

With respect to corporate actions, under the UBCA and the GCEH-Utah Bylaws, GCEH-Utah has the power, but not an obligation, to indemnify any director, officer, employee or agent of GCEH-Utah who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor, against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with any such action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of GCEH-Utah, except that no indemnification will be made in respect of any claim, issue, or matter as to which such a person shall have been adjudged to be liable to the corporation, or in connection with a proceeding in which the individual was adjudged liable on the basis that he or she derived an improper personal benefit.

Under the DGCL, the rights to indemnification and advancement of expenses provided in the law are non-exclusive, in that, subject to public policy issues, indemnification and advancement of expenses beyond that provided by statute may be provided by by-law, agreement, vote of stockholders, disinterested directors or otherwise.

The GCEH-Delaware Certificate provides that GCEH-Delaware shall indemnify directors, officers, employees and agents of GCEH-Delaware to the fullest extent permitted by the DGCL.  The GCEH -Delaware Bylaws provides that GCEH -Delaware officers and directors shall be indemnified to the fullest extent permitted by applicable law, and that GCEH -Delaware shall pay the expenses incurred in defending any proceeding in advance of its final disposition. Payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon the receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified.

Elimination of Directors’ Liability for Monetary Damages
Utah law permits a corporation, pursuant to its Certificate of Incorporation, or in certain circumstances its bylaws, to provide for the elimination or limitation of the liability of a director to the corporation or its stockholders for monetary damages for any action taken or failure to take any action as a director, except liability for (i) the amount of a financial benefit received by a director to which he is not entitled; (2) an intentional infliction of harm on the corporation or its stockholders; (3) unlawful distributions; or (4) an intentional violation of criminal law.

The GCEH-Utah Articles provide that the personal liability of directors, officers and stockholders of the corporation to the corporation or any third person is eliminated or limited to the fullest extent permitted under the UBCA.

The DGCL provides that a corporation’s certificate of incorporation may include a provision limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.  However, no such provision can eliminate or limit the liability of a director for certain actions, including, among others, (i) any breach of the director’s duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law; (iii) any transaction from which the director derived an improper personal benefit; and (iv) pursuant to Section 174 of the DGCL.

The GCEH-Delaware Certificate provides that a director of GCEH -Delaware shall not be personally liable to GCEH -Delaware or any of its stockholders for monetary damages for breach of fiduciary duty as a director except to the extent provided by applicable law for the actions described above.

	GCEH-Utah, a Utah Corporation	GCEH-Delaware, a Delaware corporation
Record Date
Under the UBCA, a corporation’s bylaws may fix or provide the manner of fixing the record date for stockholders entitled to be given notice of a stockholders' meeting, to determine stockholders entitled to take action without a meeting, to demand a special meeting, to vote, or to take any other action.

The GCEH-Utah Bylaws provide that, with respect to all actions requiring the fixing of a record date, the record date shall be not more than 70 days before the meeting or action requiring a determination of stockholders.

Under the DGCL, a corporation’s bylaws may fix or provide the manner of fixing the record date for stockholders entitled to be given notice of a stockholders' meeting, to determine stockholders entitled to take action without a meeting, to demand a special meeting, to vote, or to take any other action.

The GCEH-Delaware Bylaws provide that, with respect to all actions requiring the fixing of a record date, the record date shall be not more than 60 days or less than 10 days before the meeting or action requiring a determination of stockholders.

Amendment to the Articles (Certificate) of Incorporation
The UBCA provides that amendments to the GCEH-Utah Articles (other than ministerial amendments authorized by the board of directors without stockholder action) may be proposed by the board of directors, and the board of directors must recommend the amendment to the stockholders for their approval.

Unless the UBCA, the Certificate of Incorporation, or the bylaws (if authorized by the Certificate of Incorporation) require a greater vote, the amendment to be adopted must be approved by a majority of the votes entitled to be cast on the amendment by any voting group with respect to which the amendment would create dissenters’ rights, or a majority of the votes entitled to be cast on the amendment by any voting group with respect to which the amendment would materially and adversely affect rights of such voting group. The GCEH-Utah Articles and Bylaws do not require a greater vote.

Under the DGCL, unless a corporation’s certificate of incorporation requires a greater vote, a proposed amendment to the certificate of incorporation requires an affirmative vote of a majority of the voting power of the outstanding stock entitled to vote thereon and a majority of the voting power of the outstanding stock of each class entitled to vote thereon.  The GCEH-Delaware Certificate does not require a greater vote.

The approval of the holders of a majority of the outstanding shares of any class of capital stock of a corporation, voting separately as a class, is required under the DGCL to approve a proposed amendment to a corporation’s certificate of incorporation, whether or not entitled to vote on such amendment by the certificate of incorporation, if the amendment would increase or decrease the aggregate number of authorized shares of such class (except as provided in the last sentence of this paragraph), increase or decrease the par value of the shares of such class, or alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely.

	GCEH-Utah, a Utah Corporation	GCEH-Delaware, a Delaware corporation

The authorized number of shares of any class of stock may be increased or decreased (but not below the number of shares of such class outstanding) by the requisite vote described above if so provided in the original certificate of incorporation or in any amendment thereto that created such class of stock or that was adopted prior to the issuance of any shares of such class, or in an amendment authorized by a majority vote of the holders of shares of such class.

Amendment to the By-laws
The UBCA provides that a corporation’s board of directors may amend the corporation’s bylaws at any time, except to the extent that the Certificate of Incorporation, the bylaws, or the UBCA reserve this power exclusively to the stockholders, in whole or part.  This is consistent with the GCEH-Utah Bylaws.

Under the DGCL, the power to adopt, alter and repeal bylaws of a corporation is vested in its stockholders, except to the extent that a corporation’s certificate of incorporation vests concurrent power in the board of directors or the bylaws state otherwise.

The GCEH-Delaware Certificate provides that the board of directors has the power to make and to alter or amend the GCEH-Delaware Bylaws.  The GCEH -Delaware Bylaws provide that they may be amended by the stockholders of GCEH -Delaware, or by the GCEH -Delaware Board of Directors at any meeting by a majority vote of the full GCEH -Delaware Board of Directors or by a consent in writing signed by the entire GCEH -Delaware Board of Directors.

Advance Notice Bylaws
The UBCA does not contain any provisions specifically dealing with advance notice by stockholders in connection with annual or special stockholder meetings. However, the GCEH-Utah Bylaws provide that a stockholder entitled to vote at the meeting may nominate a person for election as a director or may propose other business to be conducted at such a meeting only if advance written notice of such director nomination or stockholder proposal is given. Specifically, written notice of such stockholders’ intent to make such nomination or to propose such other business at an annual meeting of stockholders generally must be received by the corporation’s secretary not less than 60 days or more than 90 days prior to the first anniversary date of the preceding year’s annual meeting, or with respect to a special meeting, no later than the 10th day following the earlier of the day on which notice of the date of the special meeting was mailed or public disclosure was made.

The DGCL does not contain any provisions specifically dealing with advance notice by stockholders in connection with annual or special stockholder meetings.  However, the GCEH-Delaware Bylaws require that nominations (other than by the Board of Directors or a nominating committee) for the election of directors at a meeting of stockholders must be made by written notice, delivered or mailed by first class mail, to GCEH -Delaware not less than 120 days prior to the anniversary of the date on which the proxy statement for the immediately preceding annual meeting was mailed to stockholders, or if GCEH -Delaware did not hold an annual meeting in the prior year or if the date of the annual meeting occurs more than 30 days before or after the anniversary of such immediately preceding annual meeting, then not later than the close of business on the later of the (i) 60th day prior to such annual meeting, and (ii) the 10th day following the date on which public notice of the date of such annual meeting is first made.

	GCEH-Utah, a Utah Corporation	GCEH-Delaware, a Delaware corporation
Dissolution
Under the UBCA, the board of directors of GCEH-Utah may submit a proposal of voluntary dissolution of GCEH-Utah to the stockholders entitled to vote thereon. The board of directors must recommend such dissolution to the stockholders as part of the dissolution proposal, unless the board of directors determines that, because of a conflict of interest or other special circumstances, it should make no recommendation and communicates the basis for its determination to the stockholders.

GCEH-Delaware will be subject to the same voting requirement with respect to a proposed dissolution of the corporation. However, if the board of directors does not initially approve the dissolution, then the stockholder vote required for the dissolution is a unanimous written consent of all stockholders entitled to vote thereon.

Dividends
Utah law provides that the payment of dividends and other distributions is generally permissible unless, after giving effect to the dividend or distribution, GCEH-Utah would be unable to pay its debts as they become due in the usual course of business, or if the total assets of GCEH-Utah would be less than the sum of its total liabilities plus the amount that would be needed, if GCEH-Utah were dissolved at the time the dividend was paid, to satisfy the preferential rights of stockholders whose preferential rights upon dissolution are superior than those of the stockholders receiving the dividend.

Delaware law provides the same provision with respect to declaration of dividends as Utah law.

However, unlike in Utah, the concepts of capital and surplus are retained in Delaware. Delaware law defines surplus as the excess of the net assets of the corporation over its capital. Unless the corporation’s board of directors determines otherwise, the capital of the corporation is equal to the aggregate par value of the issued shares of stock having par value. Therefore, Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year.

	GCEH-Utah, a Utah Corporation	GCEH-Delaware, a Delaware corporation
Examination of Books and Records
Under Utah law, any record or beneficial stockholder of GCEH-Utah may, upon five business days’ written demand, inspect certain records, including stockholder actions, minutes of stockholder meetings, communications with stockholders and recent financial statements. In addition, upon five business days’ written demand, any such stockholder may inspect the list of stockholders and certain other corporate records, including minutes of the meetings of board of directors of GCEH-Utah, provided that the demand is made in good faith and for a proper purpose reasonably related to such person’s interests as a stockholder.

The GCEH-Utah Bylaws are consistent with the UBCA in this regard.

Under the DGCL, any stockholder may, upon five days written demand, inspect, in person or by agent or attorney, the stockholder ledger or other record of stockholders during usual business hours.  The written demand must be under oath and state the purpose of such an inspection.  The stockholder may, unless denied for cause, copy such records.

The DGCL also allows stockholders, by the same written demand, to inspect the corporation’s other books and records.

Dissenters’ (Appraisal) Rights
Under Utah law, stockholders are entitled to exercise dissenters’ rights in the event of certain mergers, share exchanges, sales, leases, exchanges or other dispositions of all or substantially all of the property of GCEH-Utah. Dissenters’ rights in Utah are available to both record holders and beneficial holders.

Delaware law provides appraisal rights only in the case of certain mergers or consolidations. Thus, under Delaware law, stockholders have no appraisal rights in the event of a sale, lease or exchange of all or substantially all of a corporation’s assets. Appraisal rights in Delaware are available only to record holders.

Control Shares Acquisition Act
Under the Utah Control Shares Acquisitions Act, shares acquired in a “control share acquisition” by a single stockholder or group of stockholders that give the stockholder or group more than 20% of the voting power of certain public Utah corporations cease to have voting rights until a resolution allowing the shares to be voted is approved by a majority of the outstanding shares of the corporation (excluding shares held by officers, directors and the acquirer). The Utah Control Shares Acquisitions Act applies only to a corporation formed under the laws of the State of Utah that has all of the following: (i) 100 or more stockholders; (ii) its principal office or place of business, or substantial assets, located in Utah; and (iii) any of (A) more than 10% of its stockholders resident in Utah, (B) more than 10% of its shares owned by Utah residents or (C) 10,000 stockholders that are Utah residents.

Section 203 of the DGCL prohibits a corporation from engaging in a “business combination” with an “interested stockholder” for three years following the date that the person becomes an interested stockholder. The three year moratorium imposed on business combinations by Section 203 does not apply if:

•      prior to the date on which the stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder;

	GCEH-Utah, a Utah Corporation	GCEH-Delaware, a Delaware corporation

GCEH-Utah does not have our principal office, any place of business, or substantial assets in the State of Utah. Accordingly, the protections and restrictions of the Control Shares Acquisitions Act do not presently apply to GCEH-Utah or to holders of its common stock.

•      the interested stockholder owns 85% of the corporation’s voting stock upon consummation of the transaction which made him an interested stockholder; or

•      the business combination is approved by the board of directors and approved at a stockholder meeting by the holders of two-thirds of the voting stock not owned by the interested stockholder.

Section 203 only applies to Delaware corporations that have a class of voting stock that is either listed on a national securities exchange or held of record by more than 2,000 stockholders. However, a corporation may elect not to be governed by Section 203 by a provision in its certificate of incorporation or its bylaws.

Cumulative Voting	The UBCA permits cumulative voting with respect to the election of a corporation’s directors. The GCEH-Utah Articles do not provide for cumulative voting in connection with the election of directors.
Under both the DGCL, a corporation’s certificate of incorporation may provide that at all elections of directors, or at elections held under specified circumstances, each stockholder is entitled to cumulate such stockholder’s votes.  The GCEH-Delaware Certificate does not provide for cumulative voting for the election of directors.

Preemptive Rights
Under the UBCA, unless otherwise provided in the Certificate of Incorporation, stockholders do not have preemptive rights.  The GCEH-Utah Articles specifically state that stockholders have no preemptive rights.

Under the DGCL, a stockholder does not possess preemptive rights unless such rights are specifically granted in the certificate of incorporation.  The GCEH-Delaware Certificate does not provide for preemptive rights.

Reacquisition of Stock by the Corporation	Utah law dispenses with the concepts of par value of shares as well as statutory definitions of capital and surplus. The concepts of par value, capital and surplus exist under Delaware law.
Delaware law requires that (i) all repurchases of shares by GCEH-Delaware generally be made of out of surplus, and (ii) a purchase of shares redeemable at the option of GCEH-Delaware not be made for more than the price at which the shares may then be redeemed.

	GCEH-Utah, a Utah Corporation	GCEH-Delaware, a Delaware corporation

Under Utah law, a corporation may not repurchase its shares if, after giving effect to the repurchase: (i) the corporation would not be able to pay its debts as they become due in the normal course; or (ii) its total assets would be less than the sum of its total liabilities plus the amount, if any, payable upon liquidation to holders of any preferred stock with distribution rights superior to the rights of holders of common stock.

Shares of stock issued by GCEH-Delaware as fully paid, and afterwards reacquired by GCEH-Delaware, would have the status of “treasury shares” if the board of directors does not, by resolution, retire the shares reacquired. Treasury shares that have a par value may be resold at any price fixed by the board of directors.

Franchise Tax
Generally, Utah law requires corporations to pay franchise tax equal to the greater of (i) 5% of net income, and (ii) $100. The franchise tax is payable annually if taxable income is less than $3,000 per year or quarterly if taxable income is greater than $3,000 per year.
Delaware law requires corporations to pay franchise tax annually. The current minimum tax is $75 per year and the current maximum tax is $180,000 per year.

DISSENTERS’ RIGHTS

Stockholders of the Company of record on the Record Date (i.e., May 21, 2010) will have dissenters' rights under the UBCA as a result of the proposed Reincorporation Merger. Stockholders who oppose the Reincorporation Merger will have the right to receive payment for the value of their shares as set forth in sections 16-10(a)-1301-1331 of the UBCA. A copy of these sections is attached hereto as Appendix G to this proxy statement. The material requirements for a stockholder to properly exercise his or her dissenter’s rights are summarized below. However, these provisions are very technical in nature, and stockholders are encouraged to carefully read and understand the actual statutory provisions governing the assertion of such rights.

Requirements for Exercising Dissenters' Rights

Under the UBCA, dissenters' rights will be available only to those stockholders of the Company who (i) object to the proposed Reincorporation Merger in writing prior to or at the 2010 Annual Meeting before the vote on the matter is taken (a negative vote will not itself constitute such a written objection); and (ii) do not vote any of their shares in favor of the proposed Reincorporation Merger at the 2010 Annual Meeting.

TO BE ENTITLED TO PAYMENT, THE DISSENTING STOCKHOLDER MUST FILE WITH THE COMPANY BEFORE THE VOTE FOR THE PROPOSED REINCORPORATION MERGER A WRITTEN NOTICE OF INTENT TO DEMAND PAYMENT OF THE FAIR VALUE OF THE SHARES AND MUST NOT VOTE IN FAVOR OF THE PROPOSED REINCORPORATION MERGER; PROVIDED, THAT SUCH DEMAND SHALL BE OF NO FORCE AND EFFECT IF THE PROPOSED REINCORPORATION MERGER IS NOT EFFECTED.

The notice must be submitted to the Company at 6033 W. Century Blvd., Suite 895, Los Angeles, California 90045, Attention: Secretary, and must be received before the vote for the proposed Reincorporation Merger.

The submission of a blank proxy will constitute a vote in favor of the Reincorporation Merger and a waiver of dissenter’s rights. A vote against the Reincorporation Merger is not necessary for the stockholder to exercise dissenter’s rights and require the Company to purchase their shares. A vote against the Reincorporation Merger will not be deemed to satisfy the notice requirements of Utah law. The liability to the dissenting stockholder for the fair value of the shares also shall be the liability of GCEH-Delaware when and if the Reincorporation Merger is consummated.

Any stockholder contemplating the exercise of these dissenter’s rights should review carefully the provisions of Sections 16-10(a)-1301et. seq. of the UBCA, particularly the procedural steps required to perfect such rights. SUCH DISSENTER’S RIGHTS WILL BE LOST IF THESE PROCEDURAL REQUIREMENTS ARE NOT FULLY AND PRECISELY SATISFIED. A SUMMARY OF THE STATUTORY PROCEDURE TO PERFECT YOUR DISSENTER’S RIGHTS IS SET FORTH BELOW AND A COPY OF SECTIONS 16-10(a)-1301 ET. SEQ. OF THE UBCA IS ATTACHED AS APPENDIX G.

Procedure

Within ten days after the effective time of the Reincorporation Merger (i.e., the time at which the articles/certificate of merger and any other appropriate documents are filed with the Secretaries of State of the States of Utah and Delaware), GCEH-Delaware will send to each stockholder who has satisfied the requirements for exercising dissenter’s rights a written notice in which GCEH-Delaware will notify such stockholders of their right to demand payment for their shares and will supply a form for dissenting stockholders to demand payment. Stockholders will have 30 days to make their payment demands or lose such rights. If required in the notice, each dissenting stockholder must also certify whether or not he or she acquired beneficial ownership of such shares before or after the date of the first announcement to the public of the proposed merger. Upon receipt of each demand for payment, GCEH-Delaware will pay each dissenting stockholder the amount that GCEH-Delaware estimates to be the fair value of such stockholder’s shares, plus interest from the date of the completion of the Reincorporation Merger to the date of payment. With respect to any dissenting stockholder who does not certify that he or she acquired beneficial ownership of the shares prior to the first public announcement of the transaction, GCEH-Delaware may, instead of making payment, offer such payment if the dissenter agrees to accept it in full satisfaction of his or her demand. “Fair Value” means the market value of the shares immediately before the effectuation of the Reincorporation Merger, excluding any appreciation or depreciation in anticipation of such events.

Any dissenter who does not wish to accept the payment or offer made by GCEH-Delaware must notify GCEH-Delaware in writing of his or her own estimate of the fair value of the shares within 30 days after the date GCEH-Delaware makes or offers payment. UNLESS A STOCKHOLDER MAKES SUCH A DEMAND WITHIN SUCH THIRTY-DAY PERIOD, THE STOCKHOLDER WILL BE ENTITLED ONLY TO THE AMOUNT ESTIMATED BY GCEH-Delaware. If the dissenting stockholder and GCEH-Delaware are unable to agree on the fair value of the shares, then GCEH-Delaware will commence a proceeding with the Utah courts within 60 days after receiving the dissenter’s notice of his or her own estimate of fair value. If GCEH-Delaware does not commence such a proceeding within the 60-day period, it must pay each dissenter whose demand remains unresolved the amount demanded by such dissenter.

If a proceeding is commenced, the court will determine the fair value of the shares and may appoint one or more appraisers to help determine such value. All dissenting stockholders must be a party to the proceeding, and all such stockholders will be entitled to judgment against GCEH-Delaware for the amount of the fair value of their shares, to be paid on surrender of the certificates representing such shares. The judgment will include an allowance for interest (at a rate determined by the court) to the date of payment. The costs of the court proceeding, including the fees and expenses of any appraisers, will be assessed against GCEH-Delaware unless the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment at a higher amount than that offered by GCEH-Delaware. Both GCEH-Delaware and the dissenters must bear their own respective legal fees and expenses, unless the court requires one party to pay such legal fees and expenses because of the conduct of such party.

The loss or forfeiture of dissenter’s rights simply means the loss of the right to receive a cash payment from GCEH-Delaware in exchange for shares. In such event the stockholder would still hold the appropriate number of shares of GCEH-Delaware.

PROPOSAL V – APPROVAL OF AMENDMENT TO CERTIFICATE (ARTICLES) OF
INCORPORATION TO EFFECT REVERSE STOCK SPLIT

Overview

Our Board of Directors has unanimously adopted a resolution approving, declaring advisable and recommending to the stockholders for their approval, a proposal to grant discretionary authority to our Board of Directors to amend GCEH-Delaware’s Certificate of Incorporation (or if the Reincorporation Merger is not approved, to amend GCEH-Utah’s Articles of Incorporation) to effect a Reverse Stock Split of our issued and outstanding common stock at any time prior to our next annual meeting of stockholders, at any whole number ratio between one for five and one for twenty (1-for-5 to 1-for-20), with the exact exchange ratio and timing of the Reverse Stock Split (if at all) to be determined at the discretion of the Board of Directors.

If this proposal is approved by the stockholders, our Board of Directors will be granted the discretionary authority to select any whole number ratio between 1-for-5 to 1-for-20 for the Amendment and the Reverse Stock Split, and will be authorized to implement the Amendment and effect the Reverse Stock Split at any time prior to our next annual meeting of stockholders but no later than September 30, 2011, with the exact exchange ratio and timing of the Reverse Stock Split (if at all) to be determined at the discretion of the Board of Directors. Our Board of Directors’ decision whether or not (and when) to file the Amendment and effect the Reverse Stock Split (and at what whole number ratio to effect the Reverse Stock Split) will also be based on a number of factors, including market conditions, existing and anticipated trading prices for our common stock and the listing requirements of a national stock exchange or the Nasdaq Capital Market.

Stockholder approval is being to implement the Amendment and effect the Reverse Stock Split at any whole number ratio between 1-for-5 to 1-for-20 in order to provide our Board of Directors with the flexibility to determine the ultimate exchange ratio of the Reverse Stock Split, based upon the best interests of the Company and its stockholders. If the stockholders approve the Amendment and Reverse Stock Split, the Company reserves the right not to file the Amendment and effect the Reverse Stock Split if our Board of Directors does not deem it to be in the best interests of the Company and its stockholders. The form of the Amendment to GCEH-Delaware’s Certificate of Incorporation (or if the Reincorporation Merger is not approved, GCEH-Utah’s Articles of Incorporation) to effect the Reverse Stock Split is attached to this proxy statement as Appendix F.  The form of the Amendment to effect the Reverse Stock Split, as more fully described below, will effect the Reverse Stock Split but will not change the number of authorized shares of common stock or preferred stock.

The Company believes that the availability of a range of reverse stock split ratios will provide it with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company and its stockholders. In determining which ratio to implement, if any, following the receipt of stockholder approval, our Board may consider, among other things, factors such as:

•	the historical trading price and trading volume of our Common Stock;

•	the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

•	the Company’s ability to facilitate the listing of our Common Stock on the Nasdaq Capital Market on a national exchange; and

•	prevailing general market and economic conditions.

The Board, in its discretion, may elect, at any time prior to next year’s annual meeting of stockholders, to implement the Amendment and effect the Reverse Stock Split at a ratio within the range set forth above upon receipt of stockholder approval, or none of them if the Board determines in its discretion not to proceed with the Reverse Stock Split.

As a Utah corporation, GCEH-Utah is governed by our Articles of Incorporation.  If we consummate the Reincorporation Merger, as GCEH-Delaware, we will become governed by the Certificate of Incorporation attached to this proxy statement as Appendix D.  If our stockholders approve the grant of discretionary authority to implement the Amendment and effect the Reverse Stock Split but do not approve the Reincorporation Merger, we will remain a Utah corporation governed by our Articles of Incorporation. In such event, should the Board decide to implement the Amendment and effect the Reverse Stock Split, we will amend GCEH-Utah’s Articles of Incorporation as set forth in Appendix F.  On the other hand, if our stockholders approve the Reincorporation Merger, and should our Board decide to implement the Reverse Stock Split following the Reincorporation Merger, we will amend our (i.e., GCEH-Delaware) Certificate of Incorporation as set forth in Appendix F.

Reasons for Reverse Stock Split

The Board proposes to effect, and believes that stockholders should authorize, the Reverse Stock Split for the following reasons:

•
The Reverse Stock Split would allow a broader range of institutions and other investors to invest in our Common Stock, such as funds that are prohibited from buying stock whose price is below a certain threshold, potentially increasing trading volume and liquidity.  Further, the Reverse Stock Split would help increase broker interest in shares of our Common Stock as their policies can discourage them from recommending companies with lower stock prices. Because of the trading volatility often associated with lower-priced stocks, many brokerage houses and institutional investors have adopted internal policies and practices that either prohibit or discourage them from investing in such stocks or recommending them to their customers. Additionally, because brokers’ commissions on transactions in lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the stock price were substantially higher.

•
Our Board believes that the increase in the stock price expected to result from the Reverse Stock Split could decrease price volatility, as small changes in the price of our Common Stock currently result in relatively large percentage changes in the stock price.

•
Our Common Stock is traded on the OTC Bulletin Board.  The OTC Bulletin Board is an inter-dealer, over-the-counter market that provides significantly less liquidity than national securities exchanges, such as The Nasdaq Stock Market.  We would like to have the flexibility in the future to consider listing our Common Stock on the Nasdaq Stock Market or on another national stock exchange, but we do not currently meet the listing requirements for The Nasdaq Stock Market or any other national stock exchange.  Most national stock exchanges maintain minimum share price requirements to determine a security’s eligibility for listing on the stock exchange.  For example, in order to list our Common Stock on The Nasdaq Capital Market, we would be required to have a minimum bid price of $4.00 per share.  As of the Record Date, the closing price of our common stock, as listed on the OTC Bulletin Board, was $0.04 per share.  While the Reverse Stock Split may not increase our stock price to $4.00 per share immediately, our Board believes that the Reverse Stock Split may make it easier for the Company to achieve that level in the future, thereby facilitating listing of our Common Stock on the Nasdaq Stock Market or on another national stock exchange.

Possible Disadvantages of Reverse Stock Split

The Board believes that the potential advantages of the Reverse Stock Split significantly outweigh any disadvantages that may result. The following are possible disadvantages of the Reverse Stock Split:

•
Although our Board expects that the Reverse Stock Split will result in an increase in the price of our Common Stock, the effect of the Reverse Stock Split cannot be predicted with certainty. Other factors, such as the Company’s financial results, market conditions and the market perception of the Company’s business may adversely affect our stock price. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above; that the stock price will increase following the Reverse Stock Split; or that the stock price will not decrease in the future.

•
Because the Reverse Stock Split will reduce the number of shares of our Common Stock available in the public market, the trading market for such securities may be harmed, particularly if the stock price does not increase as a result of the Reverse Stock Split. The Reverse Stock Split will reduce the number of shares outstanding, including the number of shares in the public float (i.e. the shares that trade on the public markets).  A reduction in the public float could reduce the amount of trading in our shares of Common Stock.

Effects of Reverse Stock Split

General

If the Reverse Stock Split is approved and implemented, the principal effects will be to decrease the number of outstanding shares of the Company’s common stock based on the reverse stock split ratio selected by the Board. As of May 1, 2010, approximately 270,464,478 shares of our Common Stock were issued and outstanding. Without taking into account fractional shares that will be rounded up to the nearest whole share or cashed out as described below, based on this number of shares issued and outstanding and, for illustrative purposes only, assuming a reverse split ratio of 1-for-10, the Company would have approximately 27,046,448 shares outstanding immediately following the completion of the Reverse Stock Split.

With respect to holders of our Series B Preferred Stock, if the Reverse Stock Split is effected, the conversion price of the Series B Preferred Stock (i.e., the ratio at which the Series B Preferred Stock converts into shares of our Common Stock) will be proportionately adjusted such that holders will be entitled to receive the number of shares of Common Stock which they would have been entitled to had the Series B Preferred Stock been converted immediately prior to implementing the Reverse Stock Split.  As a result, while our preferred stockholders will still own the same number of shares of Series B Preferred Stock, such shares will be convertible into a smaller number of shares of our Common Stock.  The specific number of shares of Common Stock into which shares of Series B Preferred Stock will be convertible following effectiveness of the Reverse Stock Split will depend on the reverse stock split ratio selected by the Board.

The proposed Reverse Stock Split will affect all of our stockholders (common or preferred) uniformly and will not affect any common stockholder’s percentage ownership interest in the Company except to the extent that the Reverse Stock Split results in any of our common stockholders owning a fractional share and such fractional share. The proposed Reverse Stock Split will not affect voting rights and other rights and preferences of our stockholders (common or preferred), nor will it affect the number of our stockholders of record.

The Amendment to our Certificate of Incorporation (or Articles of Incorporation if the Reincorporation Merger is not approved) to effect the Reverse Stock Split will not proportionately change the number of authorized shares of our Common Stock or Series B Preferred Stock.  As a result, with respect to each class of capital stock, one of the effects of the Reverse Stock Split, if effected, will be to effectively increase the proportion of authorized shares, which are unissued relative to those which are issued. This could result in us being able to issue more shares without further stockholder approval.

Effectiveness of Reverse Stock Split

The Amendment and Reverse Stock Split, if approved by our stockholders, would become effective upon the filing and effectiveness of a Certificate of Amendment to GCEH-Delaware’s Certificate of Incorporation with the Secretary of State of the State of Delaware (assuming stockholder approval of the Reincorporation Merger). However, the exact timing of the filing of the Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders, if at all.  Accordingly, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the Amendment, the Board, in its sole discretion, determines that it is no longer in the Company’s best interests and the best interests of its stockholders to proceed with the Reverse Stock Split.

If the Board fails to implement the Reverse Stock Split by next year’s annual meeting, stockholder approval would be required again prior to implementing any reverse stock split. If our stockholders approve the grant of discretionary authority to implement the Amendment and effect the Reverse Stock Split but do not approve the Reincorporation Merger, we will remain a Utah corporation governed by our Articles of Incorporation. In such event, should the Board decide to file Amendment and effect the Reverse Stock Split, we will amend GCEH-Utah’s Articles of Incorporation instead.

Effect on Stock Certificates

Stockholders are not required to send in their current certificates for exchange.  Following the Reverse Stock Split, each stock certificate representing issued and outstanding shares of our Common Stock will represent a fewer number of shares, as adjusted appropriately based on the Reverse Stock Split ratio selected by our Board.  For example, a stock certificate evidencing 1,000 shares of Common Stock will, upon effectiveness of the Reverse Stock Split, represent 100 shares of Common Stock (assuming that the Board effects the Reverse Stock Split at a 1-for 10 ratio). With respect to holders of our Series B Preferred Stock, if the Reverse Stock Split is effected, the conversion price of the Series B Preferred Stock (i.e., the ratio at which the Series B Preferred Stock converts into shares of our Common Stock) will be proportionately adjusted such that holders will be entitled to receive the number of shares of Common Stock which they would have been entitled to had the Series B Preferred Stock been converted immediately prior to implementing the Reverse Stock Split.  As a result, while you will still own the same number of shares of Series B Preferred Stock, such shares will be convertible into a smaller number of shares of our Common Stock.  The specific number of shares of Common Stock into which your Series B Preferred Stock will be convertible following effectiveness of the Reverse Stock Split will depend on the reverse stock split ratio selected by the Board.

Effect on Company’s Stock Plans

As of May 1, 2010, approximately 19,700,000 shares of our Common Stock were subject to the exercise of outstanding stock options and other awards, and approximately 300,000 additional shares were reserved and available for issuance pursuant to future awards, under the Company’s 2002 Plan.  As of May 14, 2010, no awards have been granted under the 2010 Plan.

Under these plans, the number of shares reserved and available for issuance and the number, exercise price, grant price or purchase price of shares subject to outstanding awards will be proportionately adjusted based on the reverse split ratio selected by the Board if the Reverse Stock Split is effected. As a result, using the above data as of May 14, 2010, and assuming for illustrative purposes only that a 1-for-10 reverse stock split is effected, the number of shares issuable upon exercise or vesting of outstanding awards would be adjusted from 19,700,000 to 1,970,000, and the 300,00 shares that were available for future issuance under the stock plans would be adjusted to30,000 shares (subject to increase as and when awards made under the stock plans expire or are forfeited and are returned in accordance with the terms of the plans).

For individual holders, the number of shares subject to outstanding awards would be reduced by a factor of 10 and, in the case of outstanding stock options, the exercise price per share would be increased by a multiple of 10, such that upon an exercise, the aggregate exercise price payable by the optionee to the Company would remain the same. For example, an outstanding stock option for 5,000 shares of common stock, exercisable at $0.10 per share, would be adjusted as a result of a 1-for-10 split ratio into an option exercisable for 500 shares of common stock at an exercise price of $1.00 per share. In connection with the proposed Reverse Stock Split, the number of shares of our Common Stock issuable upon exercise of outstanding stock awards will be rounded to the nearest whole share and no cash payment will be made in respect of such rounding. The proposed Reverse Stock Split will have a similar effect upon our outstanding warrants.

Fractional Shares

We will not issue any fractional shares of common stock to holders of our Common Stock in connection with the Reverse Stock Split.  Instead, with respect to any fractional share resulting from the Reverse Stock Split, and subject to applicable law, we will either pay in cash the value of such fractional share, or round up such fractional share to the nearest whole share.

Effect on Registered and Beneficial Holders

 If the Reverse Stock Split is implemented, the Company intends to treat beneficial holders (i.e., stockholders who hold their shares in “street name” through a bank, broker or other nominee) in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares in “street name”. However, these banks, brokers or other nominees may have their own procedures for processing the Reverse Stock Split. Stockholders who hold shares with a bank, broker or other nominee and have questions in this regard are encouraged to contact their bank, broker or other nominee.

No Dissenters’ Rights

Under Utah law, the Company’s stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the Amendment and the Reverse Stock Split described in this proposal.

Certain Federal Income Tax Consequences of Reverse Stock Split

The following is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to stockholders. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, published administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below. This summary does not purport to be complete and does not address all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders that may be subject to special tax rules. In addition, this summary does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction and U.S. federal tax consequences other than federal income taxation.

The Company has not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the United States federal income tax consequences of the Reverse Stock Split and there can be no assurance the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge. EACH STOCKHOLDER SHOULD CONSULT SUCH HOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH STOCKHOLDER.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a stockholder generally should not recognize gain or loss upon the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of the common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of the common stock surrendered (excluding the effect of any fractional shares that are rounded up, if at all), and such stockholder’s holding period in the shares of the common stock received should include the holding period in the shares of the common stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of the common stock surrendered to the shares of the common stock received pursuant to the Reverse Stock Split. Stockholders who acquired their shares of common stock on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

The Board Of Directors Recommends A Vote “For” The Proposal to amend the Company’s Certificate of Incorporation (or Articles of Incorporation, if applicable) to effect the Reverse Stock Split at a ratio of between 1-for-5 and 1-for-20, as determined by the Board of Directors.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

No director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the proposals presented in this proxy statement, which is not shared by all other stockholders pro rata, and in accordance with their respective interests.

STOCKHOLDER PROPOSALS

Stockholder Nominations for Board of Directors. Stockholders may nominate persons to be elected as directors of the Company or present proposals to the Company for inclusion in our proxy statement prepared in connection with our annual meeting of stockholders to be held in the fiscal year ending December 31, 2011 (the “Next Annual Meeting”).  In order to be eligible to submit a proposal for inclusion in our proxy materials, a stockholder must have continuously held at least $2,000 in market value, or 1% of our securities entitled to vote at the meeting for at least prior to the date of the submission of the proposal. In addition, SEC rules require that stockholders give written notice of any proposal to the Company.

For your proposal to be considered for inclusion in the proxy statement and form of proxy for the Next Annual Meeting, your written proposal must be received by our Secretary at our principal executive offices not less than 120 calendar days before the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting (i.e., the 2010 Annual Meeting).  Accordingly, we must receive all such written notices no later than February 4, 2011. To be in proper written form, such stockholder’s notice shall set forth: (1) as to each person that the stockholder proposes to nominate for election as a director, all information relating to such nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors, or may otherwise be required, in each case pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (2) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made: (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner; (ii) the class and number of shares of capital stock of the Company which are beneficially owned by such stockholder and such beneficial owner; and (iii) if applicable, any other information relating to such stockholder and such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors, or may otherwise be required, in each case pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

Stockholder Proposals for Other Business. Stockholders may present proposals to the Company for inclusion in our proxy statement prepared in connection with the Next Annual Meeting.  In order to be eligible to submit a proposal for inclusion in our proxy materials, a stockholder must have continuously held at least $2,000 in market value, or 1% of our securities entitled to vote at the meeting for at least prior to the date of the submission of the proposal. In addition, SEC rules require that stockholders give written notice of any proposal to the Company.

For your proposal to be considered for inclusion in the proxy statement and form of proxy for the Next Annual Meeting, your written proposal must be received by our Secretary at our principal executive offices not less than 120 calendar days before the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting (i.e., the 2010 Annual Meeting).  Accordingly, we must receive all such written notices no later than February 4, 2011. To be in proper written form, such stockholder’s notice shall set forth: (1) as to each matter that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (2) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made: (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner; (ii) the class and number of shares of capital stock of the Company which are beneficially owned by such stockholder and such beneficial owner; and (iii) if applicable, any other information relating to such stockholder and such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for such matters, or may otherwise be required, in each case pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

Receipt of a stockholder proposal does not necessarily guarantee that the proposal will be included in the proxy statement for the Next Annual Meeting. Stockholders interested in submitting a nomination or proposal for consideration at the Next Annual Meeting should consult the Company’s Bylaws to ensure that any such notice of nomination or proposal is submitted to the Company in proper form.  You should also be aware that your proposal must comply with Securities and Exchange Commission regulations regarding inclusion of stockholder proposals in Company-sponsored proxy materials. The Board will review any proposal that is received by the deadline and determine if it is a proper proposal for inclusion in the proxy statement for the Next Annual Meeting.

Stockholder Proposals Not for Inclusion in Company Proxy Statement. Stockholders may nominate persons to be elected as directors of the Company, or present other proposals, to the Company to be considered at the Next Annual Meeting, but not for inclusion in our proxy statement prepared in connection with the Next Annual Meeting. In order to submit a proposal, our Bylaws require that stockholders give written notice of any proposal to the Company. For your proposal to be considered at the Next Annual Meeting (but not for inclusion in our proxy statement prepared in connection with such annual meeting), your written proposal must be received by our Secretary at our principal executive offices not less than 60 days nor more than 90 days prior to the first anniversary of the 2010 Annual Meeting. Accordingly, we must receive all such written notices no earlier than April 16, 2011, and no later than May 16, 2011. Depending on the nature of the proposal, our Bylaws require certain additional information to be included in such written notice. Stockholders interested in submitting a nomination or proposal for consideration at the Next Annual Meeting (but not for inclusion in our proxy statement prepared in connection with such annual meeting) should consult the Company’s Bylaws to ensure that any such notice of nomination or proposal is submitted to the Company in proper form.

Stockholder Proposals Following Approval of Reincorporation Merger. If our stockholders approve the Reincorporation Merger, as GCEH-Delaware, we will become governed by the Bylaws of GCEH-Delaware attached to this proxy statement as Appendix E. Pursuant to the GCEH-Delaware Bylaws, stockholders may nominate persons to be elected as directors of the Company, or present other proposals, to be considered at annual meeting of stockholders, whether or not such proposals are for inclusion in our proxy materials.  Pursuant to the GCEH-Delaware Bylaws, in order to timely submit such a proposal for consideration at the Next Annual Meeting (whether or not such proposal is for inclusion in our proxy materials), your written proposal must be received by our Secretary at our principal executive offices not less than 120 calendar days before the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting (i.e., the 2010 Annual Meeting), which is no later than February 4, 2011.  In addition, stockholders are required to include with such written proposals, the same information required under our current Bylaws, as applicable, with respect to nominations for election as a director of the Company and proposals of other business (as more specifically described in the discussion above).

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Certain stockholders who share an address are being delivered only one copy of this proxy statement unless the Company or one of its mailing agents has received contrary instructions. Upon the written or oral request of a stockholder at a shared address to which a single copy of this proxy statement was delivered, the Company shall promptly deliver a separate copy of this proxy statement to such stockholder. Written requests should be made to Global Clean Energy Holdings, Inc., 6033 W. Century Blvd., Suite 895, Los Angeles, California 90045, Attention: Corporate Secretary, and oral requests may be made by calling the Company at (310) 641-4234. In addition, if such stockholder wishes to receive separate annual reports, proxy statements or information statements in the future, such stockholder should notify the Company either in writing addressed to the foregoing address or by calling the foregoing telephone number. Stockholders sharing an address who are receiving multiple copies of this proxy statement may request delivery of a single annual report, proxy statement or information statement in the future by directing such request in writing to the address above or calling the number above.

OTHER MATTERS

Management does not intend to present any other items of business and knows of no other matters that will be brought before the 2010 Annual Meeting.  Whether or not you plan to attend the 2010 Annual Meeting, please sign and date the enclosed proxy card and return it in the enclosed envelope to ensure your representation at the 2010 Annual Meeting.

FORWARD-LOOKING STATEMENTS

This proxy statement and materials delivered with this proxy statement, including our annual report on Form 10-K, for the year ended December 31, 2009, contains “forward-looking” statements. All statements other than statements of historical facts included in this proxy statement and materials delivered with this proxy statement, including, without limitation, statements regarding our financial position, business strategy, and plans and objectives of management for future operations and capital expenditures, are forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements and the assumptions upon which the forward-looking statements are based are reasonable, we can give no assurance that such expectations and assumptions will prove to have been correct. Additional statements concerning important factors that could cause actual results to differ materially from our expectations are disclosed in the “Note Regarding Forward Looking Statements” section of our annual report on Form 10-K for the year ended December 31, 2009. All written and oral forward-looking statements attributable to us or persons acting on our behalf subsequent to the date of this proxy statement are expressly qualified in their entirety by such cautionary statements.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements, and other information with the Securities and Exchange Commission (“SEC”).  You can read and copy these reports, proxy statements, and other information concerning our company at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information about the operation of the SEC’s Public Reference Room.  The SEC also maintains an Internet site that contains all reports, proxy statements and other information that we file electronically with the SEC.  The address of that website is http://www.sec.gov.

A copy of our annual report on form 10-K, for the year ended December 31, 2009, which includes financial statements for the Company for the fiscal year then ended, management’s discussion and analysis of the Company’s financial condition, and a general description of the Company’s business operations (but excluding exhibits) will be made available at the Internet address specified in the Notice of Internet Availability of Proxy Materials being mailed to each stockholder of record with this proxy statement. The exhibits to the Form 10-K are available upon payment of charges that approximate reproduction costs. If you would like to request documents, please do so by June 30, 2010, to receive them before the annual meeting of stockholders. Requests should be sent in writing to:

Global Clean Energy Holdings, Inc.
6033 W. Century Blvd., Suite 895
Los Angeles, California 90045
Attention: Corporate Secretary

PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.  YOU MAY REVOKE THE PROXY BY GIVING WRITTEN NOTICE OF REVOCATION TO THE COMPANY PRIOR TO THE ANNUAL MEETING, BY EXECUTING A LATER DATED PROXY AND DELIVERING IT TO COMPANY’S CORPORATE SECRETARY PRIOR TO THE ANNUAL MEETING OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

By Order of the Board of Directors,

/s/ RICHARD PALMER
RICHARD PALMER
Chief Executive Officer

June 2, 2010

APPENDIX A

PROXY

GLOBAL CLEAN ENERGY HOLDINGS, INC.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 15, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Know all men by these presents that the undersigned stockholder of GLOBAL CLEAN ENERGY HOLDINGS, INC. (“Company”) hereby constitutes and appoints Richard Palmer, the Company’s Chief Executive Officer, as attorney and proxy to appear, attend and vote all of the shares of the Company standing in the name of the undersigned at the Annual meeting of Stockholders of the Company to held at the offices of TroyGould PC, 1801 Century Park East, 16th Floor, Los Angeles, California U.S.A., and at any adjournment thereof.

PROPOSAL I - ELECTION OF DIRECTORS: Four (4) persons are nominated – David Walker, Mark Bernstein, Martin Wenzel and Richard Palmer – to serve as directors for a term ending on the date of the next annual meeting of stockholders following the date such persons are initially elected as directors, and until their successors are duly elected and qualified:

“FOR” all nominees ☐     Withhold authority to vote for all nominees ☐

Withhold authority to vote for nominee(s) named below:

David Walker ☐     Mark Bernstein ☐     Martin Wenzel ☐     Richard Palmer ☐

PROPOSAL II - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: Hansen, Barnett & Maxwell, P.C. as the Company’s independent registered public accountant for the fiscal year ending December 31, 2010.

FOR ☐   AGAINST ☐   ABSTAIN ☐

PROPOSAL III - APPROVAL OF ADOPTION OF THE 2010 EQUITY INCENTIVE PLAN: Approval of the Board of Director’s adoption of the 2010 Equity Incentive Plan.

FOR ☐   AGAINST ☐   ABSTAIN ☐

PROPOSAL IV – REINCORPORATION MERGER: Reincorporation of the Company in the State of Delaware pursuant to a merger with and into a wholly owned subsidiary of the Company.

FOR ☐   AGAINST ☐   ABSTAIN ☐

PROPOSAL V – APPROVAL OF AMENDMENT TO CERTIFICATE (ARTICLES) OF INCORPORATION TO EFFECT REVERSE STOCK SPLIT: Amendment to Company’s Certificate (Articles) of Incorporation to effect Reverse Stock Split.

FOR ☐   AGAINST ☐   ABSTAIN ☐

OTHER BUSINESS: Such other business as may properly come before the meeting:

AUTHORITY GRANTED ☐     AUTHORITY WITHHELD ☐

A-1

Please mark, date and sign your name exactly as it appears hereon and return the Proxy as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting in person. When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title. If shares are held jointly, each owner must sign.

Number of Common Shares:
Printed Name(s):

Date:	Signature:

Joint Owner (if any):

A-2

APPENDIX B

2010 EQUITY INCENTIVE PLAN

OF

GLOBAL CLEAN ENERGY HOLDINGS, INC.

1.	PURPOSES OF THE PLAN

The purposes of the 2010 Equity Incentive Plan (“Plan”) of GLOBAL CLEAN ENERGY HOLDINGS, INC., a Utah corporation (the “Company”), are to:

1.1           Encourage selected employees, directors, consultants and advisers to improve operations and increase the profitability of the Company;

1.2           Encourage selected employees, directors, consultants and advisers to accept or continue employment or association with the Company or its Affiliates; and

1.3           Increase the interest of selected employees, directors, consultants and advisers in the Company’s welfare through participation in the growth in value of the common stock of the Company, no par value per share (the “Common Stock”).  All references herein to stock or shares, unless otherwise specified, shall mean Common Stock.

2.	TYPES OF AWARDS; ELIGIBLE PERSONS

2.1           The Administrator (as defined below) may, from time to time, take the following action, separately or in combination, under the Plan: (i) grant “incentive stock options” (“ISOs”) intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”); (ii) grant “non-qualified options” (“NQOs,” and together with ISOs, “Options”); (iii) grant or sell Common Stock subject to restrictions (“restricted stock”) and (iv) grant stock appreciation rights (in general, the right to receive the excess of the fair market value of Common Stock on the exercise date over its fair market value on the grant date (“SARs”)), either in tandem with Options or as separate and independent grants.  Any such awards may be made to employees, including employees who are officers or directors, and to individuals described in Section 1 of this Plan who the Administrator believes have made or will make a contribution to the Company or any Affiliate (as defined below); provided, however, that only a person who is an employee of the Company or any Affiliate at the date of the grant of an Option is eligible to receive ISOs under the plan.  The term “Affiliate” as used in this Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code.  The term “employee” includes an officer or director who is an employee of the Company.  The term “consultant” includes persons employed by, or otherwise affiliated with, a consultant.  The term “adviser” includes persons employed by, or otherwise affiliated with, an adviser.

2.2           Except as otherwise expressly set forth in this Plan, no right or benefit under this Plan shall be subject in any manner to anticipation, alienation, hypothecation, or charge, and any such attempted action shall be void.  No right or benefit under this Plan shall in any manner be liable for or subject to debts, contracts, liabilities, or torts of any option holder or any other person except as otherwise may be expressly required by applicable law.

3.	STOCK SUBJECT TO THIS PLAN; MAXIMUM NUMBER OF GRANTS

Subject to the provisions of Sections 6.1.1 and 8.2 of this Plan, the total number of shares of Common Stock which may be offered, or issued as restricted stock or on the exercise of Options or SARs under the Plan shall not exceed Twenty Million (20,000,000) shares of Common Stock.  The shares subject to an Option or SAR granted under the Plan that expire, terminate or are cancelled unexercised shall become available again for grants under this Plan.  If shares of restricted stock awarded under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan.  Where the exercise price of an Option is paid by means of the optionee’s surrender of previously owned shares of Common Stock or the Company’s withholding of shares otherwise issuable upon exercise of the Option as may be permitted herein, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed “issued” and no longer available for issuance under this Plan.  No eligible person shall be granted Options or other awards during any twelve-month period covering more than Five Hundred Thousand (500,000) shares of Common Stock.

4.	ADMINISTRATION

4.1           This Plan shall be administered by the Board of Directors of the Company (the “Board”) or by a committee (the “Committee”) to which administration of this Plan, or of part of this Plan, is delegated by the Board (in either case, the “Administrator”).  The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws.  At the Board’s discretion, the Committee may be comprised solely of “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or  “outside directors” within the meaning of Section 162(m) of the Code.  The Administrator may delegate non-discretionary administrative duties to such employees of the Company as the Administrator deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under this Plan.

4.2           Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options and SARs and grant or sell restricted stock; (ii) to determine the fair market value of the Common Stock subject to Options or other awards; (iii) to determine the exercise price of Options granted, the economic terms of SARs granted, or the offering price of restricted stock; (iv) to determine the persons to whom, and the time or times at which, Options or SARs shall be granted or restricted stock granted or sold, and the number of shares subject to each Option or SAR or the number of shares of restricted stock granted or sold; (v) to construe and interpret the terms and provisions of this Plan, of any applicable agreement and all Options and SARs granted under this Plan, and of any restricted stock award under this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option and SAR granted and award of restricted stock (which need not be identical), including but not limited to, the time or times at which Options and SARs shall be exercisable or the time at which the restrictions on restricted stock shall lapse; (viii) with the consent of the grantee, to rescind any award or exercise of an Option or SAR and to modify or amend the terms of any Option, SAR or restricted stock; (ix) to reduce the exercise price of any Option, the base value from which appreciation is to be determined with respect to an SAR or the purchase price of restricted stock, provided that any such reduction shall not be less than provided with Sections 6.2.1 and 6.3.1; (x) to accelerate or defer (with the consent of the grantee) the exercise date of any Option or SAR or the date on which the restrictions on restricted stock lapse; (xi) to issue shares of restricted stock to an optionee in connection with the accelerated exercise of an Option by such optionee; (xii) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option. SAR or award of restricted stock; (xiii) to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; and (xiv) to make all other determinations deemed necessary or advisable for the administration of this Plan, any applicable agreement, Option, SAR or award of restricted stock.

4.3           All questions of interpretation, implementation, and application of this Plan or any agreement or Option, SAR or award of restricted stock shall be determined by the Administrator, which determination shall be final and binding on all persons.

5.	GRANTING OF OPTIONS AND SARS; AGREEMENTS

5.1           No Options or SARs shall be granted under this Plan after ten (10) years from the date of adoption of this Plan by the Board.  No SARs shall be granted under the Plan unless and until the common stock of the Company is publicly traded.

5.2           Each Option and SAR shall be evidenced by a written agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such grant is made.  In the event of a conflict between the terms or conditions of an agreement and the terms and conditions of this Plan, the terms and conditions of this Plan shall govern.

5.3           Each agreement shall specify whether the Option it evidences is an NQO or an ISO; provided, however, all Options granted under this Plan to non-employee directors, consultants and advisers of the Company are intended to be NQOs.

5.4           Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options or SARs under this Plan to persons who are expected to become employees, directors, consultants or advisers of the Company, but are not employees, directors, consultants or advisers at the date of approval.

6.	TERMS AND CONDITIONS OF OPTIONS AND SARS

 Each Option and SAR granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1.  NQOs and SARs shall also be subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3.  ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.  SARs shall be subject to the terms and conditions of Section 6.4.

6.1         Terms and Conditions to Which All Options and SARs Are Subject.  All Options and SARs granted under this Plan shall be subject to the following terms and conditions:

6.1.1           Changes in Capital Structure.  Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, or if the Company effects a spin-off of the Company’s subsidiary, appropriate adjustments shall be made by the Administrator, in its sole discretion, in (a) the number and class of shares of stock subject to this Plan and each Option and SAR outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments.  Any adjustment, however, in an outstanding Option shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share covered by the unexercised portion of the Option.  Adjustments under this Section 6.1.1 shall be made by the Administrator, whose determination as to the nature of the adjustments that shall be made, and the extent thereof, shall be final, binding, and conclusive.  If an adjustment under this Section 6.1.1 would result in a fractional share interest under an option or any installment, the Administrator’s decision as to inclusion or exclusion of that fractional share interest shall be final, but no fractional shares of stock shall be issued under the Plan on account of any such adjustment.

6.1.2           Corporate Transactions.  Except as otherwise provided in the applicable agreement, in the event of a Corporate Transaction (as defined below), the Administrator shall notify each holder of an Option or SAR at least thirty (30) days prior thereto or as soon as may be practicable.  To the extent not then exercised all Options and SARs shall terminate immediately prior to the consummation of such Corporate Transaction unless the Administrator determines otherwise in its sole discretion; provided, however, that the Administrator, in its sole discretion, may (i) permit exercise of any Options or SARs prior to their termination, even if such Options or SARs would not otherwise have been exercisable, and/or (ii) provide that all or certain of the outstanding Options and SARs shall be assumed or an equivalent Option or SAR substituted by an applicable successor corporation or entity or any Affiliate of the successor corporation or entity.  A “Corporate Transaction” means (i) a liquidation or dissolution of the Company; (ii) a merger or consolidation of the Company with or into another corporation or entity (other than a merger with a wholly-owned subsidiary); (iii) a sale of all or substantially all of the assets of the Company; or (iv) a purchase or other acquisition of more than 50% of the outstanding stock of the Company by one person or by more than one person acting in concert.

6.1.3        Time of Option or SAR Exercise.  Subject to Section 5 and Section 6.3.4, an Option or SAR granted under the Plan shall be exercisable (a) immediately as of the effective date of the of the applicable agreement or (b) in accordance with a schedule or performance criteria as may be set by the Administrator and specified in the applicable agreement.  However, in no case may an Option or SAR be exercisable until a written agreement in form and substance satisfactory to the Company is executed by the Company and the grantee.

6.1.4        Grant Date.  The date of grant of an Option or SAR under the Plan shall be the effective date of the applicable agreement.

6.1.5        Non-Transferability of Rights.  Except with the express written approval of the Administrator, which approval the Administrator is authorized to give only with respect to NQOs and SARs, no Option or SAR granted under this Plan shall be assignable or otherwise transferable by the grantee except by will or by the laws of descent and distribution.  During the life of the grantee, an Option or SAR shall be exercisable only by the grantee.

6.1.6        Payment.  Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company and the proceeds of any payment shall be considered general funds of the Company.  The Administrator, in the exercise of its absolute discretion after considering any tax, accounting and financial consequences, may authorize any one or more of the following additional methods of payment:

  (a)           Subject to the Sarbanes-Oxley Act of 2002, acceptance of the optionee’s full recourse promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest or original issue discount would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company);

  (b)           Subject to the discretion of the Administrator and the terms of the stock option agreement granting the Option, delivery by the optionee of shares of Common Stock already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.1.9) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock;

  (c)           Subject to the discretion of the Administrator, through the surrender of shares of Common Stock then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.1.9) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock; and

  (d)           By means of so-called “cashless exercises” as permitted under applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board.

6.1.7         Withholding and Employment Taxes.  At the time of exercise and as a condition thereto, or at such other time as the amount of such obligation becomes determinable, the grantee of an Option or SAR shall remit to the Company in cash all applicable federal and state withholding and employment taxes.  Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the holder’s (i) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (ii) tendering to the Company previously owned shares of Common Stock or other securities of the Company with a fair market value equal to the required amount, or (iii) agreeing to have shares of Common Stock (with a fair market value equal to the required amount), which are acquired upon exercise of the Option or SAR, withheld by the Company.

6.1.8        Other Provisions.  Each Option and SAR granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an “incentive stock option” within the meaning of Section 422 of the Code.

6.1.9        Determination of Value.  For purposes of this Plan, the fair market value of Common Stock or other securities of the Company shall be determined as follows:

  (a)           If the stock of the Company is listed on a securities exchange or is regularly quoted by a recognized securities dealer, and selling prices are reported, its fair market value shall be the closing price of such stock on the date the value is to be determined, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

  (b)           In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company’s net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company’s industry, the Company’s position in the industry, the Company’s management, and the values of stock of other corporations in the same or a similar line of business.

6.1.10       Option and SAR Term.  No Option or SAR shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the applicable agreement (the end of the maximum exercise period stated in the agreement is referred to in this Plan as the “Expiration Date”).

6.2         Terms and Conditions to Which NQOs and SARs Are Subject.  Options granted under this Plan which are designated as NQOs and SARs shall be subject to the following terms and conditions:

6.2.1         Exercise Price.  The exercise price of an NQO and the base value of a SAR shall be no less than the fair market value of the Common Stock on the date of grant.

6.2.2         Termination of Employment.  Except as otherwise provided in the applicable agreement, if for any reason a grantee ceases to be employed by the Company or any of its Affiliates, Options that are NQOs and SARs held at the date of termination (to the extent then exercisable) may be exercised in whole or in part at any time within ninety (90) days of the date of such termination (but in no event after the Expiration Date).  For purposes of this Section 6.2.2, “employment” includes service as a director, consultant or adviser.  For purposes of this Section 6.2.2, a grantee’s employment shall not be deemed to terminate by reason of the grantee’s transfer from the Company to an Affiliate, or vice versa, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed ninety (90) days or, if longer, if the grantee’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

6.3         Terms and Conditions to Which Only ISOs Are Subject.  Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

6.3.1         Exercise Price.  The exercise price of an ISO shall not be less than the fair market value (determined in accordance with Section 6.1.9) of the stock covered by the Option at the time the Option is granted.  The exercise price of an ISO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Affiliate (a “Ten Percent Stockholder”) shall in no event be less than one hundred ten percent (110%) of the fair market value (determined in accordance with Section 6.1.9) of the stock covered by the Option at the time the Option is granted.

6.3.2         Disqualifying Dispositions.  If stock acquired by exercise of an ISO granted pursuant to this Plan is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the Code (a disposition within two (2) years from the date of grant of the Option or within one year after the issuance of such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

6.3.3         Grant Date.  If an ISO is granted in anticipation of employment as provided in Section 5.4, the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

6.3.4         Term.  Notwithstanding Section 6.1.10, no ISO granted to any Ten Percent Stockholder shall be exercisable more than five (5) years after the date of grant.

6.3.5         Termination of Employment.  Except as otherwise provided in the stock option agreement, if for any reason an optionee ceases to be employed by the Company or any of its Affiliates, Options that are ISOs held at the date of termination (to the extent then exercisable) may be exercised in whole or in part at any time within ninety (90) days of the date of such termination (but in no event after the Expiration Date).  For purposes of this Section 6.3.5, an optionee’s employment shall not be deemed to terminate by reason of the optionee’s transfer from the Company to an Affiliate, or vice versa, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed ninety (90) days or, if longer, if the optionee’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

6.4          Terms and Conditions Applicable Solely to SARs.  In addition to the other terms and conditions applicable to SARs in this Section 6, the holder shall be entitled to receive on exercise of an SAR only Common Stock at a fair market value equal to the benefit to be received by the exercise.

7.	MANNER OF EXERCISE

7.1           An optionee wishing to exercise an Option or SAR shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and/or withholding taxes as provided in Sections 6.1.6 and 6.1.7.  The date the Company receives written notice of an exercise hereunder accompanied by the applicable payment will be considered as the date such Option or SAR was exercised.

7.2           Promptly after receipt of written notice of exercise and the applicable payments called for by Section 7.1, the Company shall, without stock issue or transfer taxes to the holder or other person entitled to exercise the Option or SAR, deliver to the holder or such other person a certificate or certificates for the requisite number of shares of Common Stock.  A holder or permitted transferee of an Option or SAR shall not have any privileges as a stockholder with respect to any shares of Common Stock to be issued until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8.	RESTRICTED STOCK

8.1          Grant or Sale of Restricted Stock.

8.1.1           No awards of restricted stock shall be granted under this Plan after ten (10) years from the date of adoption of this Plan by the Board.

8.1.2           The Administrator may issue shares under the Plan as a grant or for such consideration (including services, and, subject to the Sarbanes-Oxley Act of 2002, promissory notes) as determined by the Administrator.  Shares issued under the Plan shall be subject to the terms, conditions and restrictions determined by the Administrator.  The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued (including the forfeiture of such shares in the event the recipient of such award ceases to be employed or engaged by the Company) together with such other restrictions as may be determined by the Administrator.  If shares are subject to forfeiture or repurchase by the Company, all dividends or other distributions paid by the Company with respect to the shares may be retained by the Company until the shares are no longer subject to forfeiture or repurchase, at which time all accumulated amounts shall be paid to the recipient.  All Common Stock issued pursuant to this Section 8 shall be subject to a purchase or grant agreement, which shall be executed by the Company and the prospective recipient of the shares prior to the delivery of certificates representing such shares to the recipient.  The purchase or grant agreement may contain any terms, conditions, restrictions, representations and warranties required by the Administrator.  The certificates representing the shares shall bear any legends required by the Administrator.  The Administrator may require any purchaser of restricted stock to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements.  If the purchaser fails to pay the amount demanded, the Administrator may withhold that amount from other amounts payable by the Company to the purchaser, including salary, subject to applicable law.  With the consent of the Administrator in its sole discretion, a purchaser may deliver Common Stock to the Company to satisfy this withholding obligation.  Upon the issuance of restricted stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued.

8.2           Changes in Capital Structure.  In the event of a change in the Company’s capital structure, as described in Section 6.1.1, appropriate adjustments shall be made by the Administrator, in its sole discretion, in the number and class of restricted stock subject to this Plan and the restricted stock outstanding under this Plan; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments.

8.3           Corporate Transactions.  In the event of a Corporate Transaction, as defined in Section 6.1.2 hereof, to the extent not previously forfeited, all restricted stock shall be forfeited immediately prior to the consummation of such Corporate Transaction unless the Administrator determines otherwise in its sole discretion; provided, however, that the Administrator, in its sole discretion, may remove any restrictions as to any restricted stock.  The Administrator may, in its sole discretion, provide that all outstanding restricted stock participate in the Corporate Transaction with an equivalent stock substituted by an applicable successor corporation subject to the restriction

8.4           Non-Transferability of Rights.  Any award of restricted stock granted under this Plan shall be assignable or otherwise transferable by the grantee only upon such terms and conditions as are set forth in the restricted stock agreement, as the Administrator may, in its sole discretion, determine; provided, however, that, any transferee of such award remains subject to the terms of the such restricted stock agreement.

9.	EMPLOYMENT OR CONSULTING RELATIONSHIP

Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate the employment, consulting or advising of any optionee or restricted stock holder at any time, nor confer upon any optionee or restricted stock holder any right to continue in the employ of, or consult or advise with, the Company or any of its Affiliates.

10.	CONDITIONS UPON ISSUANCE OF SHARES

10.1         Securities Act.  Shares of Common Stock shall not be issued pursuant to the exercise of an Option or the receipt of restricted stock unless the exercise of such Option or such receipt of restricted stock and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”).

10.2        Non-Compete Agreement.  As a further condition to the receipt of Common Stock pursuant to the exercise of an Option or the receipt of restricted stock, the optionee or recipient of restricted stock may be required not to render services for any organization, or engage directly or indirectly in any business, competitive with the Company at any time during which (i) an Option is outstanding to such Optionee and for six (6) months after any exercise of an Option or the receipt of Common Stock pursuant to the exercise of an Option and (ii) restricted stock is owned by such recipient and for six (6) months after the restrictions on such restricted stock lapse.  Failure to comply with this condition shall cause such Option and the exercise or issuance of shares thereunder and/or the award of restricted stock to be rescinded and the benefit of such exercise, issuance or award to be repaid to the Company.

11.	NON-EXCLUSIVITY OF THIS PLAN

The adoption of this Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under this Plan.

12.	MARKET STAND-OFF

Each optionee, holder of an SAR or recipient of restricted stock, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, shall not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Options, SARs or receipt of restricted stock during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to a registration statement of the Company which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act and the restriction period shall not exceed 90 days after the registration statement becomes effective.

13.	AMENDMENTS TO PLAN

The Board may at any time amend, alter, suspend or discontinue this Plan.  Without the consent of an optionee, holder of an SAR or holder of restricted stock, no amendment, alteration, suspension or discontinuance may adversely affect such person’s outstanding Option(s), SAR(s) or the terms applicable to restricted stock except to conform this Plan and ISOs granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options.  No amendment, alteration, suspension or discontinuance shall require stockholder approval unless (a) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (b) the Board otherwise concludes that stockholder approval is advisable.

14.	EFFECTIVE DATE OF PLAN; TERMINATION

This Plan shall become effective upon adoption by the Board; provided, however, that no Option or SAR shall be exercisable unless and until written consent of the stockholders of the Company, or approval of stockholders of the Company voting at a validly called stockholders’ meeting, is obtained within twelve (12) months after adoption by the Board.  If any Options or SARs are so granted and stockholder approval shall not have been obtained within twelve (12) months of the date of adoption of this Plan by the Board, such Options and SARs shall terminate retroactively as of the date they were granted.  Awards may be made under this Plan and exercise of Options and SARs shall occur only after there has been compliance with all applicable federal and state securities laws.  This Plan (but not Options and SARs previously granted under this Plan) shall terminate within ten (10) years from the date of its adoption by the Board.  Termination shall not affect any outstanding Options or SARs or the terms applicable to previously awarded restricted stock.

APPENDIX C

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Merger Agreement”) dated as of  _______, 2010, by and between Global Clean Energy Holdings, Inc., a Utah corporation (“GCEH-Utah”), and Global Clean Energy Holdings, Inc., a Delaware corporation (“GCEH-Delaware”).

WHEREAS, GCEH-Utah is a corporation duly organized and existing under the laws of the State of Utah;

WHEREAS, GCEH-Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, GCEH-Utah has authority to issue 500,000,000 shares of common stock, no par value per share (“GCEH-Utah Common Stock”), of which 270,464,478 shares are issued and outstanding;

WHEREAS, GCEH-Utah has authority to issue 50,000,000 shares of preferred stock, no par value per share, of which 13,000 shares have been designated as Series B Convertible Preferred Stock (“GCEH-Utah Series B Preferred Stock”), of which 13,000 shares are issued and outstanding;

WHEREAS, GCEH-Delaware has authority to issue Five Hundred Million (500,000,000) shares of common stock, $0.001 par value per share (“GCEH-Delaware Common Stock”), and Fifty Million (50,000,000) shares of preferred stock, $0.001 par value per share, of which 13,000 shares have been designated as Series B Convertible Preferred Stock (“GCEH-Delaware Series B Preferred Stock”);

WHEREAS, 100 shares of GCEH-Delaware Common Stock are issued and outstanding, all of which are owned, beneficially and of record, by GCEH-Utah, and no shares of GCEH-Delaware Series B Preferred Stock are issued and outstanding;

WHEREAS, the respective Boards of Directors of GCEH-Utah and GCEH-Delaware have determined that, for the purpose of effecting the reincorporation of GCEH-Utah in the State of Delaware, it is advisable and in the best interests of both corporations and their respective stockholders that GCEH-Utah merge with and into GCEH-Delaware upon the terms hereinafter provided and in accordance with the laws of the State of Utah and the State of Delaware in a transaction qualifying as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, the respective Boards of Directors of GCEH-Utah and GCEH-Delaware have approved this Merger Agreement and directed that this Merger Agreement be submitted to a vote of their respective stockholders for approval in accordance with applicable law.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GCEH-Utah and GCEH-Delaware hereby agree as follows:

1.          Merger.  Subject to the terms of this Merger Agreement, GCEH-Utah shall be merged with and into GCEH-Delaware (the “Merger”) in accordance with Section 253 of the Delaware General Corporation Law (“DGCL”), and Sections 16-10a-1104 and 16-10a-1107 of the Utah Revised Business Corporation Act (“UBCA”), such that GCEH-Delaware shall be the surviving corporation (hereinafter referred to as the “Surviving Corporation”).  The Merger shall become effective on the date and at the time (the “Effective Time”) at which a certified copy of this Merger Agreement, or a Certificate of Merger complying with the DGCL, executed and acknowledged on behalf of GCEH-Delaware and GCEH-Utah in accordance with the requirements of the DGCL and the UBCA, has been filed with the Delaware Secretary of State and the Utah Secretary of State.

2.          Certificate of Incorporation and Bylaws.  The Certificate of Incorporation of GCEH-Delaware, as in effect on the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation without change or amendment, until thereafter amended in accordance with the provisions thereof and applicable laws.  The Bylaws of GCEH-Delaware, as in effect on the Effective Time, shall be the Bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable laws.

3.          Directors and Officers.  The directors of GCEH-Utah immediately prior to the Effective Time shall be the directors of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and the Bylaws of the Surviving Corporation.  The officers of GCEH-Utah immediately prior to the Effective Time shall be the officers of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and the Bylaws of the Surviving Corporation.

4.          Succession.  From and after the Effective Time, the Surviving Corporation shall succeed, insofar as permitted by law, to all of the rights, assets, liabilities and obligations of GCEH-Utah; and the title to any real estate vested by deed or otherwise, in either of GCEH-Utah or the Surviving Corporation, shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens on any property of either of said corporations shall be reserved unimpaired, and all debts, liabilities and duties of said corporations shall, as of the Effective Time, attach to the Surviving Corporation, and may be enforced against the Surviving Corporation to the same extent as if said debts, liabilities and duties had been incurred or contracted by it, and any claim existing or action or proceeding pending by or against either of said corporations may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place.  The employees and agents of GCEH-Utah shall become the employees and agents of the Surviving Corporation and continue to be entitled to the same rights and benefits that they enjoyed as employees and agents of GCEH-Utah.

5.          Employee Benefit Plans.  On the Effective Time, the Surviving Corporation shall assume all obligations of GCEH-Utah under any and all employee benefit plans in effect as of such date with respect to which employee rights or accrued benefits are outstanding as of such date; provided, however, that one share of Common Stock of GCEH-Delaware shall be substituted for each share of Common Stock of GCEH-Utah (if any) thereunder.  On the Effective Time, the Surviving Corporation shall adopt and continue in effect all such employee benefit plans upon the same terms and conditions as were in effect immediately prior to the Merger and shall reserve that number of shares of GCEH-Delaware Common Stock with respect to each such employee benefit plan as is equal to the number of shares of GCEH-Utah Common Stock (if any) so reserved on the Effective Time.

6.          Further Assurances.  From time to time as and when requested by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of GCEH-Utah or the Surviving Corporation, as the case may be, such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions, as shall be appropriate or necessary in order to vest, protect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interest, assets, right, privileges, immunities, powers, franchises and authority of GCEH-Utah, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized, in the name and on behalf of GCEH-Utah, or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

7.          Conversion of Shares.

  (a)           At the Effective Time, each share of GCEH-Utah Common Stock issued and outstanding or held in the treasury of GCEH-Utah immediately prior thereto (other than shares of GCEH-Utah Common Stock in respect of which dissenters’ rights shall properly have been exercised in accordance with the NRS) shall, by virtue of the Merger and without any action on the part of any holder thereof, be changed and converted into one fully paid and non assessable share of GCEH-Delaware Common Stock.

  (b)           At the Effective Time, each share of GCEH-Utah Series B Preferred Stock issued and outstanding or held in the treasury of GCEH-Utah immediately prior thereto (other than shares of GCEH-Utah Series B Preferred Stock in respect of which dissenters’ rights shall properly have been exercised in accordance with the NRS) shall, by virtue of the Merger and without any action on the part of any holder thereof, be changed and converted into one fully paid and non assessable share of GCEH-Delaware Series B Preferred Stock.

  (c)           At the Effective Time, each option and warrant to purchase shares of GCEH-Utah Common Stock outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option or warrant, as the case may be, to purchase, upon the same terms and conditions, the number of shares of GCEH-Delaware Common Stock that is equal to the number of shares of GCEH-Utah Common Stock that the holder would have received had the holder exercised such option or warrant in full immediately prior to the Effective Time (whether or not such option or warrant was then exercisable) and the exercise price per share under each of said options and warrants shall be the exercise price per share thereunder immediately prior to the Effective Time, unless otherwise provided in the instrument granting such option or warrant.

  (d)           At the Effective Time, the shares of GCEH-Delaware Common Stock currently issued and outstanding in the name of GCEH-Utah shall be canceled and retired, without any consideration being issued or paid therefor, and shall resume the status of authorized and unissued shares of GCEH-Delaware Common Stock, and no shares of GCEH-Delaware Common Stock or other securities of the Surviving Corporation shall be issued in respect thereof.

8.           Stock Certificates.  At the Effective Time, each certificate representing issued and outstanding shares of GCEH-Utah Common Stock and GCEH-Utah Series B Preferred Stock (other than shares in respect of which dissenters’ rights shall properly have been exercised in accordance with the UBCA) immediately prior to the Effective Time shall be deemed and treated for all purposes as representing the shares of GCEH-Delaware Common Stock and GCEH-Delaware Series B Preferred Stock, respectively, into which such shares of GCEH-Utah Common Stock and GCEH-Utah Series B Preferred Stock have been converted as provided in this Merger Agreement.    All shares of GCEH-Delaware Common Stock and GCEH-Delaware Series B Preferred Stock into which shares of GCEH-Utah Common Stock and GCEH-Utah Series B Preferred Stock shall have been converted pursuant to this Merger Agreement shall be deemed to have been issued in full satisfaction of all rights pertaining to such converted shares.  At the Effective Time, the holders of certificates representing GCEH-Utah Common Stock and GCEH-Utah Series B Preferred Stock outstanding immediately prior to the Effective Time (except for shares in respect of which dissenters’ rights shall have been properly exercised in accordance with the UBCA) shall cease to have any rights with respect to such stock, and their sole rights shall be with respect to GCEH-Delaware Common Stock and GCEH-Delaware Series B Preferred Stock, respectively, into which their shares of GCEH-Utah Common Stock and GCEH-Utah Series B Preferred Stock have been converted as provided in this Merger Agreement.  At the Effective Time, the stock transfer books of GCEH-Utah shall be closed, and no transfer of shares of GCEH-Utah Common Stock or GCEH-Utah Series B Preferred Stock outstanding immediately prior to the Effective Time shall thereafter be made or consummated.

9.           Stockholder Approval.  This Merger Agreement shall be submitted to a vote of the stockholders of GCEH-Utah and the sole stockholder of GCEH-Delaware in accordance with the laws of the State of Utah and the State of Delaware, respectively.  In the event that this Merger Agreement shall be not approved by the requisite vote of stockholders of GCEH-Utah Common Stock entitled to vote thereon, this Merger Agreement shall thereupon be terminated without further action of the parties hereto.

10.         Plan of Reorganization.  This Agreement is intended to be a plan of reorganization within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder.

11.         Amendment.  Subject to applicable law, this Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Time with respect to any of the items contained herein.

12.         Abandonment.  At any time before the Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either GCEH-Delaware or GCEH-Utah or both, notwithstanding the approval of this Merger Agreement by the stockholders of GCEH-Utah or the sole stockholder of GCEH-Delaware.

13.         Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, except to the extent the laws of the State of Utah are required to apply to the Merger.

IN WITNESS WHEREOF, this Merger Agreement is hereby executed on behalf of GCEH-Utah and GCEH-Delaware by their respective duly authorized officers as of the date first written above.

GLOBAL CLEAN ENERGY HOLDINGS, INC.,
a Utah corporation

Name:
Title:

GLOBAL CLEAN ENERGY HOLDINGS, INC.,
a Delaware corporation

Name:
Title:

APPENDIX D

CERTIFICATE OF INCORPORATION

OF

GLOBAL CLEAN ENERGY HOLDINGS, INC.

FIRST – The name of the Corporation is Global Clean Energy Holdings, Inc.

SECOND – The registered office of the Corporation in the State of Delaware is to be located at 40 East Division Street, Suite A, Dover, Delaware 19901, in the County of Kent.  The registered agent at this address is Paracorp Incorporated.

THIRD – The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware “DGCL”).

FOURTH – The total number of shares of capital stock that the Corporation shall have authority to issue is Five Hundred and Fifty Million (550,000,000), of which Five Hundred Million (500,000,000) shares having a par value of $0.001 per share shall be designated as “Common Stock,” and Fifty Million (50,000,000) shares having a par value of $0.001 per share shall be designated as “Preferred Stock.”  The Common Stock and the Preferred Stock may be issued from time to time without further action by the stockholders. The Common Stock and the Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.  The designations, preferences, limitations and relative rights of each class of stock are as follows:

A.	Preferred Stock

The Board of Directors is expressly granted authority to issue shares of the Preferred Stock. The Preferred Stock may be issued in one or more series at such time or times, with such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof, and for such consideration as the Board of Directors may determine pursuant to a resolution or resolutions providing for the creation and issuance of such series of Preferred Stock duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors), and such resolution or resolutions shall also set forth, with respect to each such series of Preferred Stock, any of the following:

1.
The distinctive designation, stated value and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

2.
The rate of dividend, if any, on the shares of that series, whether dividends shall be cumulative and, if so, from which date, and the relative rights of priority, if any, of payment of dividends on shares of that series over shares of any other series;

3.
Whether the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates, or the property or rights, including securities of any other corporation, payable in case of redemption;

4.	Whether that series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amounts payable into such sinking fund;

5.
The rights to which the holders of the shares of that series shall be entitled in the event of voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

6.
Whether the shares of that series shall be convertible into or exchangeable for shares of capital stock of any class or any other series of Preferred Stock and, if so, the terms and conditions of such conversion or exchange including the rate of conversion or exchange, the date upon or after which they shall be convertible or exchangeable, the duration for which they shall be convertible or exchangeable, the event upon or after which they shall be convertible or exchangeable at whose option they shall be convertible or exchangeable, and the method of adjusting the rate of conversion or exchange in the event of a stock split, stock dividend, combination of shares or similar event;

7.	Whether the shares of that series shall have voting rights in addition to the voting rights provided by law and, if so, the terms of such voting rights;

8.
Whether the issuance of any additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series; and

9.
Any other preferences, privileges and powers, and relative, participating, optional or other special rights, and qualification, limitation or restriction of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of this Certificate of Incorporation and to the full extent now or hereafter permitted by the laws of the State of Delaware.

B.	Series B Preferred Stock

1.            DESIGNATION OF SERIES.  There is hereby established a series of preferred stock, $0.001 par value per share, of the Corporation, which new series is designated as “Series B Convertible Preferred Stock” (“Series B Preferred Stock”).  The number of shares constituting such series is 13,000, which number may from time to time be increased or decreased (but not below the number then outstanding) by the Board of Directors.  The Series B Preferred Stock shall have a stated value of $100 per share for the purpose of calculating amounts payable upon liquidation, dissolution or winding up, and adjustments to the Conversion Price.  Shares of Series B Preferred Stock may be issued in fractional shares, which fractional shares shall entitle the holder, in proportion to such holder’s fractional share, to all rights of a holder of a whole share of this series.

2.            RANK.  The Series B Preferred Stock shall, with respect to the rights of the Corporation’s shareholders upon liquidation, dissolution or winding up of the affairs of the Corporation, rank senior and prior to the Corporation’s Common Stock.

3.            DIVIDENDS.   No dividends are required to be paid to the holders of Series B Preferred Stock.  However, no dividend shall be declared or paid on the Common Stock, other than dividends payable solely in capital stock, unless an equivalent dividend (computed in proportion to the number of shares of Common Stock into which each share of Series B Preferred Stock is then convertible) is paid and declared for all outstanding shares of Series B Preferred Stock.  Each dividend shall be paid to the holders of record of shares of the Series B Preferred Stock as they appear on the stock register of the Corporation on a date determined by the Board of Directors (the “Dividend Record Date”).  Holders of shares of the Series B Preferred Stock converted between the close of business on a Dividend Record Date and the close of business on the dividend payment date shall, in lieu of receiving such dividend on the dividend payment date fixed therefor, receive such dividend payment on the date of conversion.  The holders of shares of the Series B Preferred Stock shall not be entitled to any dividends other than the dividends provided for in this Paragraph 3.

4.           LIQUIDATION.

i.           The liquidation value per share of shares of the Series B Preferred Stock, in case of the voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation, shall be $100 per share, plus an amount equal to the dividends declared and unpaid with respect to each such share, to the payment date (such aggregate amount being hereinafter referred to as the “Liquidation Preference”).  Whenever the distribution provided for in this Paragraph 4 shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

ii.          In the event of a distribution in connection any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the holders of shares of the Series B Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus of any nature, an amount per share equal to the Liquidation Preference of such shares held by them in preference to and in priority over any distributions made to the holders of Common Stock.  If, upon the occurrence of a liquidation, dissolution or winding up, the assets and funds of the Corporation legally available for distribution to shareholders shall be insufficient to permit the payment in full to holders of Series B Preferred Stock of the Liquidity Preference, then all of the assets and funds of the Corporation legally available for distribution to holders of the Series B Preferred Stock shall be distributed ratably among the holders of Series B Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive.  Upon payment of the Liquidation Preference to which the holders of shares of the Series B Preferred Stock are entitled in accordance with this paragraph, the Series B Preferred Stock shall be cancelled and the holders of shares of the Series B Preferred Stock shall not thereafter be entitled to any further participation in any distribution of assets by the Corporation.

iii.         Neither a consolidation or merger of the Corporation with or into any other entity, nor a merger of any other entity with or into the Corporation, nor a sale or transfer of all or any part of the Corporation’s assets for cash or securities or other property shall be considered a liquidation, dissolution or winding-up of the Corporation within the meaning of this Paragraph 4.

iv.         Written notice of any liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when and the place or places where the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage prepaid, not less than 30 days prior to any payment date stated therein to the holders of shares of the Series B Preferred Stock at their respective addresses as the same shall appear on the books of the transfer agent with respect to the Series B Preferred Stock.

5.            VOTING.  The holders of Series B Preferred Stock shall be entitled to vote upon all matters presented to the Corporation’s shareholders, together with the holders of the Common Stock as one class.  Each share of Series B Preferred Stock shall entitle the holder thereof to that number of votes equal to the number of shares of Common Stock into which each such share of Series B Preferred Stock would have been convertible, if such conversion had taken place on the record date set for determining stockholders entitled to vote at a meeting or the date of the consent of stockholders if action is being taken by written consent.

6.           CONVERSION.  The holder of any shares of Series B Preferred Stock shall have the right at any time commencing from the date of issuance to convert any and all of such holder’s shares of Series B Preferred Stock into duly authorized, validly issued, fully paid and nonassessable shares of Common Stock of the Corporation at the Conversion Price, as defined herein, and upon the terms set forth herein.  The holder of any shares of the Series B Preferred Stock may exercise such holder’s right to voluntarily convert such shares into shares of Common Stock by surrendering for such purpose to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, a certificate or certificates representing the shares of Series B Preferred Stock to be converted, accompanied by a written notice stating that such holder elects to convert all or a specified whole number of such shares in accordance with the provisions of this Paragraph 6 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued.  In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by (i) payment of any transfer taxes payable upon the issuance of shares of Common Stock in such name or names and (ii) evidence, satisfactory to the Corporation, that the transfer of such shares will not violate any applicable securities or other laws.  As promptly as practicable, and in any event within ten (10) business days after the surrender of such certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes, the Corporation shall deliver or cause to be delivered (i) certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock to which the holder of the Series B Preferred Stock so converted shall be entitled, (ii) any payment (in either cash of shares of Series B Preferred Stock) required to be made with respect to declared but unpaid dividends on the converted shares of Series B Preferred Stock, and (iii) if less than the full number of shares of the Series B Preferred Stock evidenced by the surrendered certificate or certificates are being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares converted.  Such conversions shall be deemed to have been made at the close of business on the date of giving of such notice and of such surrender of the certificate or certificates representing the shares of the Series B Preferred Stock to be converted so that the rights of the holder thereof shall cease except for the right to receive Common Stock and any accrued dividend in accordance herewith, and the converting holder shall be treated for all purposes as having become the record holder of such Common Stock at such time.

7.           CONVERSION PRICE.  Each share of Series B Preferred Stock shall be converted into a number of shares of Common Stock determined by dividing (i) $100 by (ii) the Conversion Price of such shares as in effect on the date of conversion.  The initial Conversion Price shall be $0.11 per share.  The initial Conversion Price shall be subject to further adjustment as set forth in Paragraph 9 below.

8.           CONVERSION PROCEDURE.   Upon any conversion of any shares of Series B Preferred Stock under Paragraph 6 above, the holder of the converted Series B Preferred Stock shall be entitled to receive (i) shares of Common Stock in exchange for the shares of Series B Preferred Stock submitted for, or subject to conversion, and (ii) if applicable, declared but unpaid dividends in respect of the shares so converted.

9.           CONVERSION PRICE ADJUSTMENTS.  The initial Conversion Price for each respective issuance of shares of Series B Preferred Stock shall be subject to adjustment from time to time upon the occurrence of certain events as follows:

i.           Stock Dividends, Subdivisions, Reclassifications or Combinations.  If the Corporation shall (i) declare a dividend or make a distribution in shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, the Conversion Price in effect at the time of the record date of such dividend or distribution on the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any shares of Series B Preferred Stock surrendered for conversion immediately after such record date shall be entitled to receive the number of shares of Common Stock which he or she would have owned or been entitled to receive had such Series B Preferred Stock been converted immediately prior to such record date.  Successive adjustments in the Conversion Price shall be made whenever any event specified above shall occur.

ii.          Other Distributions.  In case the Corporation shall hereafter fix a record date for the making of a distribution to all holders of shares of Common Stock, (i) of shares of any class of capital stock of the Corporation other than shares of Common Stock, or (ii) of evidences of indebtedness of the Corporation, or (iii) of assets (excluding cash dividends or distributions, and dividends or distributions referred to in subparagraph 9a hereof), or (iv) of rights or warrants entitling the holders of Common Stock to subscribe for or purchase shares of Common Stock; in each such case, the Conversion Price in effect immediately prior thereto shall be reduced immediately thereafter to the price determined by dividing (1) an amount equal to the difference resulting from (A) the number of shares of Common Stock outstanding on such record date multiplied by the Conversion Price per share on such record date, less (B) the fair market value (as determined by the Board of Directors in their reasonable discretion) of said shares or evidences of indebtedness or assets or rights or warrants to be so distributed by (2) the number of shares of Common Stock outstanding on such record date.  Such adjustment shall be made successively whenever such a record date is fixed.  In the event that such distribution is not so made, the Conversion Price then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to distribute such shares, evidences of indebtedness, assets, rights or warrants, as the case may be, to the Conversion Price which was in effect prior to the fixing of the record date (subject to any adjustments made pursuant to this Paragraph 9 since such record date).

iii.         Rounding of Calculations; Minimum Adjustment.  All calculations under this Paragraph 9 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.  No adjustment in the Conversion Price shall be made if the amount of such adjustment would be less than $0.01, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or more.

iv.         Adjustments for Consolidation, Merger, etc.  In case the Corporation, (i) shall consolidate with or merge into any other person and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) shall permit any other person to consolidate with or merge into the Corporation and the Corporation shall be the continuing or surviving person, but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any other property, or (iii) shall effect a capital reorganization or reclassification of the Common Stock (other than a capital reorganization or reclassification resulting in the issue of additional shares of Common stock for which adjustment is provided in this Paragraph 9); then, and in each such case, proper provision shall be made so that each share of Series B Preferred Stock then outstanding shall be converted into, or exchanged for, one share of preferred stock of the acquiring corporation entitling the holder thereof to all of the rights (including voting rights), powers, privileges and preferences with respect to the acquiring corporation to which the holder of a share of Series B Preferred Stock is entitled with respect to the Corporation, and being subject with respect to the acquiring corporation to the qualifications, limitations and restrictions to which a share of Series B Preferred Stock is subject with respect to the Corporation.

10.          VOLUNTARY ADJUSTMENT.  The Corporation may make, but shall not be obligated to make, such decreases in the Conversion Price so as to increase the number of shares of Common Stock into which the Series B Preferred Stock may be converted, in addition to those required by Paragraph 9 above, as it considers to be advisable in order to avoid federal income tax treatment as a dividend of stock or stock rights.

11.          NOTICE OF ADJUSTMENT OF CONVERSION PRICE.  Whenever the Conversion Price is adjusted as herein provided, the Corporation shall forthwith file with any transfer agent or agents for the Series B Preferred Stock, if any, and at the principal office of the Corporation, a statement signed by the Chief Executive Officer, President or a Vice President and by the Chief Financial Officer or the Secretary of the Corporation setting forth the adjusted Conversion Price.  The statement so filed shall be open to inspection by any holder of record of shares of Series B Preferred Stock.  The Corporation shall also, at the time of filing any such statement, mail notice to the same effect to the holders of shares of Series B Preferred Stock at their addresses appearing on the books of the Corporation or supplied by such holder to the Corporation for the purpose of notice.

12.          FRACTIONAL SHARES IN CONVERSION.  The Corporation shall not be required to issue fractions of shares of Common Stock on the conversion of Series B Preferred Stock.  If any fraction of a share of Common Stock would be issuable upon the conversion of a share, except for the provisions hereof, the Corporation shall purchase such fraction for an amount in cash equal to the Conversion Price multiplied by such fraction.  If more than one certificate for shares of Series B Preferred Stock shall be presented for conversion at any one time by the same registered holder, the number of shares of Common Stock which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Common Stock issuable upon conversion of the shares so presented.  All calculations under this Paragraph 12 shall be made to the nearest one-hundredth of a share.

13.         MUTILATED OR MISSING PREFERRED STOCK CERTIFICATES.  If any of the Series B Preferred Stock certificates shall be mutilated, lost, stolen or destroyed, the Corporation shall issue, in exchange and substitution for and upon cancellation of the mutilated Series B Preferred Stock certificate, or in lieu of and in substitution for the Series B Preferred Stock certificate lost, stolen or destroyed, a new Series B Preferred Stock certificate of like tenor and representing an equivalent amount of shares of Series B Preferred Stock, but only upon receipt of evidence of such loss, theft or destruction of such Series B Preferred Stock certificate and indemnity, if requested by the transfer agent for the Series B Preferred Stock or the Corporation.

14.         REISSUANCE OF PREFERRED STOCK.  Any shares of Series B Preferred Stock acquired by the Corporation by reason of purchase, conversion or otherwise shall be canceled, retired and eliminated from the shares of Series B Preferred Stock that the Corporation shall be authorized to issue.  All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth in the Articles of Incorporation or in any Certificate of Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.

15.         BUSINESS DAY.  If any payment, redemption or exchange shall be required by the terms hereof to be made on a day that banks are not open in the State of California, such payment, redemption or exchange shall be made on the immediately succeeding day on which such banks are open.

16.         HEADINGS OF SUBDIVISIONS.  The headings of various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

17.         SEVERABILITY OF PROVISIONS.  If any right, preference or limitation of the Series B Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth herein which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

18.         NOTICE TO THE COMPANY.   All notices and other communications required or permitted to be given to the Corporation hereunder shall be made by courier to the Corporation at its principal executive offices located at 6033 W. Century Blvd, Suite 895, Los Angeles, 90045, Attention: Chief Executive Officer.  Minor imperfections in any such notice shall not affect the validity thereof.

19.         LIMITATIONS.   Except as may otherwise be required by law, the shares of Series B Preferred Stock shall not have any powers, preferences or relative, participating, optional or other special rights other than those specifically set forth in this Certificate of Incorporation of the Corporation.

C.	Common Stock

The shares of Common Stock shall be alike and equal in all respects and shall have one vote for each share. After any requirements with respect to preferential dividends, if any, on the Preferred Stock have been met, then, and not otherwise, dividends payable in cash or in any other medium may be declared by the Board of Directors and paid on the shares of Common Stock. After distribution in full of the preferential amount, if any, to be distributed to the holders of Preferred Stock in the event of voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, the holders of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

FIFTH – The Corporation, to the full extent permitted by Section 145 of the DGCL, as amended from time to time, shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or by reason of the fact that such person, at the request of the Corporation, is or was serving any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful.  No amendment or repeal of this Article shall apply to or have any effect on any right to indemnification provided hereunder with respect to any acts or omissions occurring prior to such amendment or repeal.

SIXTH – A director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director except for liability to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the DGCL; or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any act or omission of such director occurring prior to such amendment or repeal.

SEVENTH – In the furtherance and not in limitation of the objects, purposes and powers conferred by the laws of the State of Delaware, the directors of the Corporation shall have the power to adopt, repeal, rescind, alter or amend in any respect the Bylaws of the Corporation.

EIGHTH – The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him or incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of law.

NINTH – The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereinafter prescribed by statute, and all rights conferred upon stockholders are herein granted subject to this reservation.

TENTH – The name and mailing address of the incorporator of the Corporation are:

Ekong Udoekwere
TroyGould PC
1801 Century Park East, 16th Floor
Los Angeles, California 90067

I, the undersigned, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this Certificate hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this ___ day of ______ 2010.

Ekong Udoekwere, Incorporator

APPENDIX E

BYLAWS

OF

GLOBAL CLEAN ENERGY HOLDINGS, INC.

ARTICLE I
OFFICES

Section 1.           Registered Office.  The registered office of Global Clean Energy Holdings, Inc. (the “Corporation”) shall be at 40 East Division Street, Suite A, Dover, Delaware 19901, County of Kent.  The registered agent at this address is Paracorp Incorporated.

Section 2.           Other Offices.  The Corporation may also have offices at such other places both within and without the United States as the Board of Directors of the Corporation (the “Board of Directors”) may from time to time determine.

ARTICLE II
MEETINGS OF STOCKHOLDERS

Section 1.            Place of Meetings.  Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2.            Annual Meetings.

(a)           The annual meeting of stockholders shall be held on such date and at such time as may be fixed by the Board of Directors and stated in the notice of the meeting, for the purpose of electing directors and for the transaction of only such other business as is properly brought before the meeting in accordance with these bylaws (“Bylaws”).

(b)           Written notice of an annual meeting stating the place, date and hour of the meeting, shall be given to each stockholder entitled to vote at such meeting at his, her or its address last known as the same appears on the books of the Corporation, not less than ten (10) nor more than sixty (60) days before the date of the meeting.

(c)           To be properly brought before the annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a stockholder.  In addition to any other applicable requirements, for business (other than with respect to the election of directors) to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation.  To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 120 days prior to the anniversary of the date on which the proxy statement for the immediately preceding annual meeting was mailed to stockholders, or if the Corporation did not hold an annual meeting in the prior year or if the date of the annual meeting occurs more than thirty (30) days before or after the anniversary of such immediately preceding annual meeting, not later than the close of business on the later of the (i) 60th day prior to such annual meeting, and (ii) 10th day following the date on which public announcement of the date of such annual meeting is first made.  A stockholder’s notice to the Secretary of the Corporation shall set forth (a) as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and (ii) any material interest of the stockholder in such business; and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder, and (ii) the class, series and number of shares of capital stock of the Corporation that are beneficially owned by the stockholder.  Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Article II, Section 2.  The officer of the Corporation presiding at an annual meeting shall, if the facts warrant, determine and declare to the annual meeting that business was not properly brought before the annual meeting in accordance with the provisions of this Article II, Section 2, and if such officer should so determine, such officer shall so declare to the annual meeting and any such business not properly brought before the meeting shall not be transacted.

Section 3.           Special Meetings.  Unless otherwise prescribed by law or by the certificate of incorporation of the Corporation (the “Certificate of Incorporation”), special meetings of stockholders, for any purpose or purposes, may only be called by a majority of the entire Board of Directors, the Chairman of the Board or the Chief Executive Officer.  Written notice of a special meeting stating the place, date and hour of the meeting, shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.  Business transacted at any special meeting shall be limited to the purposes stated in the notice.  The written certificate of the officer or officers calling any special meeting setting forth the substance of the notice, and the time and place of the mailing of same to the stockholders, and the respective addresses to which the same were to be mailed, shall be prima facie evidence of the manner and fact of the calling and giving such notice.

Section 4.           Quorum.  Except as otherwise provided by law or by the Certificate of Incorporation, the holders of outstanding shares of capital stock representing a majority of the voting power of the Corporation, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business.  If, however, such quorum shall not be present or represented at any meeting of the stockholders, the holders of the shares representing a majority of the voting power, present in person or represented by proxy, and entitled to vote at the meeting, may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented by proxy.  At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed.  If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

Section 5.           Voting.  Unless otherwise required by law, the Certificate of Incorporation, the rules or regulations of any stock exchange applicable to the Corporation or these Bylaws, any matter or proposal (other than the election of directors) brought before any meeting of stockholders shall be decided by the vote of the holders of a majority of the stock represented and entitled to vote thereat.  At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect.  Each stockholder represented at a meeting of stockholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder, unless otherwise provided by the Certificate of Incorporation.  Such votes may be cast in person or by proxy, but no proxy shall be voted after three years from its date, unless such proxy provides for a longer period.  The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot.

Section 6.           Determination of Stockholders of Record.

(a)           Meetings of Stockholders.  In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting.  If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day immediately preceding the day on which notice is given, or, if notice is waived, at the close of business on the day immediately preceding the day on which the meeting is held.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting.

(b)           Consent of Stockholders.  In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.  If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the Delaware General Corporation Law (the “DGCL”), shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware or its principal place of business, or to an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded.  If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the DGCL, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c)           Dividends.  In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights of the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action.  If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 7.           List of Stockholders Entitled to Vote.  The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held.  The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

Section 8.           Inspectors of Election.

(a)           Appointment.  All elections of directors shall be by written ballot, unless otherwise provided in the Certificate of Incorporation; the vote upon any other matter need not be by ballot.  In advance of any meeting of stockholders, the Board of Directors may appoint one or more inspectors, who need not be stockholders, to act at the meeting and to make a written report thereof.  The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act.  If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting.  Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the person’s best ability.

(b)           Duties.  The inspectors shall ascertain the number of shares outstanding and the voting power of each, shall determine the shares represented at the meeting and the validity of proxies and ballots, shall count all votes and ballots, shall determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and shall certify their determination of the number of shares represented at the meeting and their count of all votes and ballots.  The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

(c)           Polls.  The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting.  No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless a court with appropriate jurisdiction upon application by a stockholder shall determine otherwise.

(d)           Reconciliation of Proxies and Ballots.  In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, ballots and the regular books and records of the Corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record.  If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification pursuant to Subsection (b), above, shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.

Section 9.             Stock Ledger.  The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 7 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

Section 10.           Adjournment.  Any meeting of the stockholders, including one at which directors are to be elected, may be adjourned for such periods as the presiding officer of the meeting or the stockholders present in person or by proxy and entitled to vote shall direct.

Section 11.           Stockholder Action Without a Meeting.  Any action required to be taken at any annual or special meeting of stockholders, or any action that may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE III
DIRECTORS

Section 1.             Powers; Number; Qualifications.  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as maybe otherwise provided by law or in the Certificate Incorporation.  The number of directors that shall constitute the Board of Directors shall be not less than three (3) or more than seven (7).  The exact number of directors shall be fixed from time to time by the Board of Directors, within the limits specified in this Article III, Section 1 or in the Certificate of Incorporation.  Directors need not be stockholders of the Corporation.

Section 2.             Election; Term of Office; Resignation; Removal; Vacancies.  Each director shall hold office until the next annual meeting of stockholders or until such director’s earlier resignation, removal from office, death or incapacity.  Any director may resign at any time upon written notice to the Board of Directors or to the Chief Executive Officer or the Secretary of the Corporation.  Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective.  Any director or the entire Board of Directors may be removed by that vote of the stockholders of the Corporation required under the DGCL.  Unless otherwise provided in the Certificate of Incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors or from any other cause may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and each director so chosen shall hold office until the next annual meeting of stockholders and until such director’s successor shall be duly elected and shall qualify, or until such director’s earlier resignation, removal from office, death or incapacity.

Section 3.             Nominations.  Nominations of persons for election to the Board of Directors of the Corporation at a meeting of stockholders of the Corporation may be made at such meeting by or at the direction of the Board of Directors, by any committee or persons appointed by the Board of Directors or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Article III, Section 3.  Such nominations by any stockholder shall be made pursuant to timely notice in writing to the Secretary of the Corporation.  To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 120 days prior to the anniversary of the date on which the proxy statement for the immediately preceding annual meeting was mailed to stockholders, or if the Corporation did not hold an annual meeting in the prior year or if the date of the annual meeting occurs more than thirty (30) days before or after the anniversary of such immediately preceding annual meeting, then not later than the close of business on the later of the (i) 60th day prior to such annual meeting, and (ii) 10th day following the date on which public announcement of the date of such annual meeting is first made.  Such stockholder’s notice to the Secretary shall set forth (1) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person, and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the Rules and Regulations of the Securities and Exchange Commission under Section 14 of the Securities Exchange Act of 1934, as amended, and (2) as to the stockholder giving the notice (a) the name and record address of the stockholder and (b) the class and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder.  The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation.  No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth herein.  The officer of the Corporation presiding at an annual meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

Section 4.             Meetings.  The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware.  Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors.  Special meetings of the Board of Directors may be called by the Chairman of the Board or the Chief Executive Officer of the Corporation, or by a majority of the entire Board of Directors.  Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone or telegram on twenty-four (24) hours notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

Section 5.             Quorum.  Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws, at all meetings of the Board of Directors or any committee thereof, a majority of the entire Board of Directors or such committee, as the case may be, shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors or such committee, as the case may be.  If a quorum shall not be present at any meeting of the Board of Directors or of any committee thereof, a majority of the directors present thereat may adjourn the meeting from time to time until a quorum shall be present.

Section 6.             Board Action without Meeting.  Unless otherwise provided by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

Section 7.             Meetings by Means of Conference Telephone.  Unless otherwise provided by the Certificate of Incorporation or these Bylaws, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 7 shall constitute presence in person at such meeting.

Section 8.             Committees of the Board of Directors.

(a)           The Board of Directors may from time to time establish standing committees or special committees of the Board of Directors including, but not limited to, an Audit Committee, a Compensation Committee and a Nomination Committee, each of which shall have such powers and functions set forth below or as may be delegated to it by the Board of Directors.  The Board of Directors may abolish any committee established by or pursuant to this Article III, Section 8, as it may deem advisable.  Each such committee shall consist of one or more directors, the exact number being determined from time to time by the Board of Directors.  Designations of the chairman and members of each such committee, and, if desired, a vice chairman and alternates for members, shall be made by the Board of Directors.  Each such committee may have a secretary who shall be designated by its chairman and shall keep regular minutes and report to the Board of Directors as directed by the committee.  The vice chairman of a committee shall act as the chairman of the committee in the absence or disability of the chairman.

(b)           The Board of Directors, or any committee, officer or employee of the Company may establish additional standing committees or special committees to serve in an advisory capacity or in such other capacities as may be permitted by law, by the Certificate of Incorporation and by these Bylaws.  The members of any such committee need not be members of the Board of Directors.  Any committee established pursuant to this paragraph may be abolished by the person or body by whom it was established as he, she or it may deem advisable.  Each such committee shall consist of two or more members, the exact number being determined from time to time by such person or body.  Designations of members of each such committee and, if desired, alternates for members, shall be made by such person or body, at whose will all such members and alternates shall serve.

Section 9.             Compensation.  The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed amount (in cash or other form of consideration) for attendance at each meeting of the Board of Directors or a stated salary as director.  No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.  Members of special or standing committees may be allowed like compensation for attending committee meetings.

ARTICLE IV
OFFICERS

Section 1.             General.  The officers of the Corporation shall be elected by the Board of Directors and shall consist of: a Chairman of the Board, Chief Executive Officer, a President, a Chief Financial Officer/Treasurer, and a Secretary.  The Board of Directors, in its discretion, may also elect one or more Vice Presidents, Assistant Secretaries and such other officers as in the judgment of the Board of Directors may be necessary or desirable.  Any number of offices may be held by the same person and more than one person may hold the same office, unless otherwise prohibited by law, the Certificate of Incorporation or these Bylaws.  The officers of the Corporation need not be stockholders of the Corporation nor need such officers be directors of the Corporation.

Section 2.             Election.  The Board of Directors at its first meeting held after each annual meeting of stockholders shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal.  Except as otherwise provided in this Article IV, any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors.  Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

Section 3.             Voting Securities Owned by the Corporation.  Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chief Executive Officer, President or any Vice President, and any such officer may, in the name and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present.  The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

Section 4.             Chairman of the Board.  The Chairman of the Board shall be a member of the Board of Directors, and shall exercise and perform such duties and have such powers as may be prescribed by the Board of Directors or these Bylaws, all in accordance with basic policies as established by and subject to the oversight of the Board of Directors.  The Chairman of the Board of Directors shall be responsible for scheduling all Board of Directors meetings, annual stockholder meetings, Board of Directors retreats and other activities pertaining to the Board of Directors.  He shall also ensure that meeting agendas cover all matters of importance to the Board of Directors and be responsible for making all arrangements for meetings, to include proper notice as provided for herein.  The Chairman of the Board of Directors shall also insure that the agenda of meetings is followed and be responsible for communication between the Board of Directors and management, during the period between meetings of the Board of Directors.  The Chairman shall monitor the performance of the Board of Directors as a collective body and as individual members and shall otherwise insure the setting and maintaining of policies and procedures adopted by the Board of Directors.

Section 5.             Chief Executive Officer.  The Chief Executive Officer of the Corporation shall supervise, coordinate and manage the Corporation’s business and activities and supervise, coordinate and manage its operating expenses and capital allocation, shall have general authority to exercise all the powers necessary for the Chief Executive Officer of the Corporation and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these Bylaws, all in accordance with basic policies as established by and subject to the oversight of the Board of Directors.  In the absence or disability of the Chairman of the Board, the duties of the Chairman of the Board shall be performed and the Chairman of the Board’s authority may be exercised by the Chief Executive Officer and, in the event the Chief Executive Officer is absent or disabled, such duties shall be performed and such authority may be exercised by a director designated for such purpose by the Board of Directors.

Section 6.             President.  The President shall have general authority to exercise all the powers necessary for the President of the Corporation and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these Bylaws, all in accordance with basic policies as established by and subject to the oversight of the Board of Directors and the Chief Executive Officer.  In the absence or disability of the Chief Executive Officer, the duties of the Chief Executive Officer and the Chief Executive Officer’s authority (other than the Chief Executive Officer’s authority to perform the duties of the Chairman of the Board in the absence or disability of the Chairman of the Board) may be exercised by the President.  In the event the President is absent or disabled, such authority may be exercised by a director designated for such purpose by the Board of Directors.

Section 7.             Chief Financial Officer/Treasurer.  The Chief Financial Officer and/or Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.  The Chief Financial Officer and/or Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Chief Financial Officer and/or Treasurer and of the financial condition of the Corporation.  If required by the Board of Directors, the Chief Financial Officer and/or Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

Section 8.             Vice Presidents.  The Board of Directors may appoint one or more Vice Presidents.  Each Vice President shall perform such duties and have such powers as the Board of Directors from time to time may prescribe.  In the absence or disability of the President, the duties of the President and the President’s authority (other than the President’s authority to perform the duties of the Chief Executive Officer in the absence or disability of the Chief Executive Officer) may be exercised by any Vice-President.  If the Board of Directors has appointed more than one Vice President, then the Board of Directors shall establish the order of succession of the Vice Presidents to the duties and authority of the President.

Section 9.             Secretary.  The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required.  The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President, under whose supervision the Secretary shall be.  If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President may choose another officer to cause such notice to be given.  The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary.  The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.  The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

Section 10.           Other Officers.  Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors.  The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

ARTICLE V
STOCK

Section 1.             Certificates of Stock.  Shares of the capital stock of the Corporation may be certificated or uncertificated, as provided under the DGCL. Each stockholder, upon written request to the transfer agent or registrar of the Corporation, shall be entitled to a certificate of the capital stock of the Corporation in such form as may from time to time be prescribed by the Board of Directors. Such certificate shall bear the Corporation seal and shall be signed (i) by the Chief Executive Officer, the President or a Vice President, and (ii) by the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation.  The Corporation seal and the signatures by corporation officers may be facsimiles if the certificate is manually countersigned by an authorized person on behalf of a transfer agent or registrar other than the Corporation or its employee. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were such officer, transfer agent or registrar at the time of its issue. Every certificate for shares of stock which are subject to any restriction on transfer and every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall contain such legend with respect thereto as is required by law. The Corporation shall be permitted to issue fractional shares.

Section 2.             Signatures.  Any or all of the signatures on the certificate may be a facsimile, including, but not limited to, signatures of officers of the Corporation and countersignatures of a transfer agent or registrar.  In case an officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 3.             Lost Certificates.  The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed.  When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 4.             Transfers. Subject to any restrictions on transfer and unless otherwise provided by the Board of Directors, shares of stock may be transferred only on the books of the Corporation, if such shares are certificated, by the surrender to the Corporation or its transfer agent of the certificate therefore properly endorsed or accompanied by a written assignment or power of attorney properly executed, or upon proper instructions from the holder of uncertificated shares, in each case with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require.

ARTICLE VI
DIVIDENDS

Section 1.             The Board of Directors shall have power to reserve over and above the capital stock paid in, such an amount in its discretion as it may deem advisable to fix as a reserve fund, and may, from time to time, declare dividends from the accumulated profits of the Corporation in excess of the amounts so reserved, and pay the same to the stockholders of the Corporation, and may also, if it deems the same advisable, declare stock dividends of the unissued capital stock of the Corporation.

ARTICLE VII
AMENDMENTS

Section 1.             By Stockholders.  Amendments and changes to these Bylaws may be made by a vote of, or a consent in writing signed individually or collectively by, the holders of issued and outstanding capital stock of the Corporation having that number of votes equal to at least a majority of the votes entitled to vote on matters presented to stockholders (other than the election of directors).

Section 2.             By Directors.  Amendments and changes to these Bylaws may be made at any regular or special meeting of the Board of Directors by a vote of not less than a majority of the entire Board of Directors, or may be made by a consent in writing signed individually or collectively by all of the entire Board of Directors.

ARTICLE VIII
CORPORATE SEAL

Section 1.             The Corporation shall have a corporate seal, which shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware”.  The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

ARTICLE IX
INDEMNIFICATION

Section 1.             Nature of Indemnity.  Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “Proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary or agent of another corporation or of a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent which it is empowered to do so by the DGCL, as the same exists or may hereafter be amended, against all expense, liability and loss (including attorneys’ fees) actually and reasonably incurred by such person in connection with such Proceeding and such indemnification shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in Article IX, Section 2, below, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding initiated by such person only if such proceeding was authorized by the Board of Directors.  The right to indemnification conferred in this Article IX shall be a contract right and, subject to Sections 2 and 5 hereof, shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition.  The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

Section 2.             Procedure for Indemnification of Directors and Officers.  Any indemnification of a director or officer of the Corporation under Section 1 of this Article IX or advance of expenses under Section 5 of this Article IX shall be made promptly, and in any event within thirty (30) days, upon the written request of the director or officer.  If a determination by the Corporation that the director or officer is entitled to indemnification pursuant to this Article IX is required, and the Corporation fails to respond within sixty (60) days to a written request for indemnity, the Corporation shall be deemed to have approved the request.  If the Corporation denies a written request for indemnification or advancing of expenses, in whole or in part, or if payment in full pursuant to such request is not made within thirty (30) days, the right to indemnification or advances as granted by this Article IX shall be enforceable by the director or officer in any court of competent jurisdiction.  Such person’s costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation.  It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of such defense shall be on the Corporation.  Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Section 3.             Article Not Exclusive.  The rights to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article IX shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors, or otherwise.

Section 4.             Insurance.  The Corporation may purchase and maintain insurance on its own behalf and on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the Corporation or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, whether or not the Corporation would have the power to indemnify such person against such liability under this Article IX.

Section 5.             Expenses.  Expenses incurred by any person described in Section 1 of this Article IX in defending a proceeding shall be paid by the Corporation in advance of such proceeding’s final disposition upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation.  Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

Section 6.             Employees and Agents.  Persons who are not covered by the foregoing provisions of this Article IX and who are or were employees or agents of the Corporation, or who are or were serving at the request of the Corporation as employees or agents of another corporation, partnership, joint venture, trust or other enterprise, may be indemnified to the extent authorized at any time or from time to time by the Board of Directors.

Section 7.             Contract Rights.  The provisions of this Article IX shall be deemed to be a contract right between the Corporation and each director or officer who serves in any such capacity at any time while this Article IX and the relevant provisions of the DGCL or other applicable law are in effect, and any repeal or modification of this Article IX or any such law shall not affect any rights or obligations then existing with respect to any state of facts proceeding then existing.

ARTICLE X
WAIVERS OF NOTICE AND EXCEPTIONS TO NOTICE REQUIREMENTS

Section 1.             Waivers of Notice.

(a)           Written Waiver.  Whenever notice is required to be given, under any provision of the DGCL or of the Certificate of Incorporation or these Bylaws, a written waiver, signed by the person or persons entitled to the notice, whether before or after the time stated therein, shall be deemed equivalent to notice.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, Board of Directors or members of a committee of the Board of Directors need be specified in any written waiver of notice of such meeting.

(b)           Waiver by Attendance.  Attendance of a person at a meeting, either in person or by proxy, shall constitute a waiver of notice of such meeting, except where a person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened.

Section 2.             Exception to Requirements of Notice.

(a)           General Rule.  Whenever notice is required to be given, under any provision of the DGCL or of the Certificate of Incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person.  Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.

(b)           Stockholders Without Forwarding Addresses.  Whenever notice is required to be given, under any provision of the DGCL, the Certificate of Incorporation or these Bylaws, to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two (2), payments (if sent by first class mail) of dividends or interest on securities during a twelve (12) month period, have been mailed addressed to such person at his address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such person shall not be required.  Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice setting forth the person’s then current address, the requirement that notice be given to such person shall be reinstated.

APPENDIX F

FORM OF AMENDMENT TO CERTIFICATE (ARTICLES) OF INCORPORATION TO EFFECT REVERSE STOCK SPLIT

“Upon the effective date of this amendment to the Certificate of Incorporation of the Corporation [or if the Reincorporation Merger is not approved, the “Amended and Restated Articles of Incorporation of the Corporation”], and without further action on the part of the Corporation or its stockholders, each _______ shares of the Corporation’s Common Stock then issued and outstanding shall be combined into and become one fully paid and nonassessable share of Common Stock.  Fractional shares shall be [rounded up to the next whole share] [exchanged for the money value thereof].  To reflect such reverse stock split, each certificate representing shares of Common Stock issued and outstanding prior to the reverse stock split (subject to the treatment of fractional shares, as provided above) shall represent one-______ of the number of shares of Common Stock issued and outstanding prior to such reverse stock split; and the holder of record of each such certificate may receive a new certificate representing one-______ of the number of shares of Common Stock represented by said certificate for theretofore issued and outstanding shares.”

F-1

APPENDIX G

DISSENTERS’ RIGHTS

UTAH REVISED BUSINESS CORPORATION ACT SECTIONS 16-10(a)-1301 ET. SEQ.

16-10a-1301.   Definitions.

For purposes of Part 13:
(1) “Beneficial shareholder” means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.
(2) “Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.
(3) “Dissenter” means a shareholder who is entitled to dissent from corporate action under Section 16-10a-1302 and who exercises that right when and in the manner required by Sections 16-10a-1320 through 16-10a-1328.
(4) “Fair value” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.
(5) “Interest” means interest from the effective date of the corporate action until the date of payment, at the statutory rate set forth in Section 15-1-1, compounded annually.
(6) “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the shareholder as provided in Section 16-10a-723.
(7) “Shareholder” means the record shareholder or the beneficial shareholder.

16-10a-1302.   Right to dissent.

(1) A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:
(a) consummation of a plan of merger to which the corporation is a party if:
(i) shareholder approval is required for the merger by Section 16-10a-1103 or the Certificate of Incorporation; or
(ii) the corporation is a subsidiary that is merged with its parent under Section 16-10a-1104;
(b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;
(c) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10a-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and
(d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10a-1202(2).
(2) A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the Certificate of Incorporation, bylaws, or a resolution of the board of directors so provides.
(3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the Certificate of Incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection (4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:

(a) the record date fixed under Section 16-10a-707 to determine the shareholders entitled to receive notice of the shareholders’ meeting at which the corporate action is submitted to a vote;
(b) the record date fixed under Section 16-10a-704 to determine shareholders entitled to sign writings consenting to the proposed corporate action; or
(c) the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.
(4) The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:
(a) shares of the corporation surviving the consummation of the plan of merger or share exchange;
(b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;
(c) cash in lieu of fractional shares; or
(d) any combination of the shares described in Subsection (4), or cash in lieu of fractional shares.
(5) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

16-10a-1303.   Dissent by nominees and beneficial owners.

(1) A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in his name only if the shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters’ rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the other shares held of record by him were registered in the names of different shareholders.
(2) A beneficial shareholder may assert dissenters’ rights as to shares held on his behalf only if:
(a) the beneficial shareholder causes the corporation to receive the record shareholder’s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights; and
(b) the beneficial shareholder dissents with respect to all shares of which he is the beneficial shareholder.
(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder must certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters’ rights as to all the shares unlimited on the ability to exercise dissenters’ rights. The certification requirement must be stated in the dissenters’ notice given pursuant to Section 16-10a-1322.

16-10a-1320.   Notice of dissenters’ rights.

(1) If a proposed corporate action creating dissenters’ rights under Section 16-10a-1302 is submitted to a vote at a shareholders’ meeting, the meeting notice must be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that shareholders are or may be entitled to assert dissenters’ rights under this part. The notice must be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders’ meeting for which the notice was to have been given.
(2) If a proposed corporate action creating dissenters’ rights under Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10a-704 must be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters’ rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders’ meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10a-704 for which the notice was to have been given.

16-10a-1321.   Demand for payment — Eligibility and notice of intent.

(1) If a proposed corporate action creating dissenters’ rights under Section 16-10a-1302 is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert dissenters’ rights:
(a) must cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and
(b) may not vote any of his shares in favor of the proposed action.
(2) If a proposed corporate action creating dissenters’ rights under Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, a shareholder who wishes to assert dissenters’ rights may not execute a writing consenting to the proposed corporate action.
(3) In order to be entitled to payment for shares under this part, unless otherwise provided in the Certificate of Incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters’ rights under Section 16-10a-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.
(4) A shareholder who does not satisfy the requirements of Subsections (1) through (3) is not entitled to payment for shares under this part.

16-10a-1322.   Dissenters’ notice.

(1) If proposed corporate action creating dissenters’ rights under Section 16-10a-1302 is authorized, the corporation shall give a written dissenters’ notice to all shareholders who are entitled to demand payment for their shares under this part.
(2) The dissenters’ notice required by Subsection (1) must be sent no later than 10 days after the effective date of the corporate action creating dissenters’ rights under Section 16-10a-1302, and shall:
(a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;
(b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;
(c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;
(d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;
(e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters’ notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters’ notice required by Subsection (1) is given;
(f) state the requirement contemplated by Subsection 16-10a-1303(3), if the requirement is imposed; and
(g) be accompanied by a copy of this part.

16-10a-1323.   Procedure to demand payment.

(1) A shareholder who is given a dissenters’ notice described in Section 16-10a-1322, who meets the requirements of Section 16-10a-1321, and wishes to assert dissenters’ rights must, in accordance with the terms of the dissenters’ notice:
(a) cause the corporation to receive a payment demand, which may be the payment demand form contemplated in Subsection 16-10a-1322(2)(d), duly completed, or may be stated in another writing;
(b) deposit certificates for his certificated shares in accordance with the terms of the dissenters’ notice; and

(c) if required by the corporation in the dissenters’ notice described in Section 16-10a-1322, as contemplated by Section 16-10a-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters’ rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters’ rights under Section 16-10a-1302.
(2) A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters’ rights and has only the right to receive payment for the shares after the effective date of the corporate action.
(3) A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters’ notice, is not entitled to payment for shares under this part.

16-10a-1324.   Uncertificated shares.

(1) Upon receipt of a demand for payment under Section 16-10a-1323 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section 16-10a-1326.
(2) In all other respects, the provisions of Section 16-10a-1323 apply to shareholders who own uncertificated shares.

16-10a-1325.   Payment.

(1) Except as provided in Section 16-10a-1327, upon the later of the effective date of the corporate action creating dissenters’ rights under Section 16-10a-1302, and receipt by the corporation of each payment demand pursuant to Section 16-10a-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenter’s shares, plus interest to each dissenter who has complied with Section 16-10a-1323, and who meets the requirements of Section 16-10a-1321, and who has not yet received payment.
(2) Each payment made pursuant to Subsection (1) must be accompanied by:
(a) (i) (A) the corporation’s balance sheet as of the end of its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment;
(B) an income statement for that year;
(C) a statement of changes in shareholders’ equity for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to shareholders; and
(D) the latest available interim financial statements, if any;
(ii) the balance sheet and statements referred to in Subsection (i) must be audited if the corporation customarily provides audited financial statements to shareholders;
(b) a statement of the corporation’s estimate of the fair value of the shares and the amount of interest payable with respect to the shares;
(c) a statement of the dissenter’s right to demand payment under Section 16-10a-1328; and
(d) a copy of this part.

16-10a-1326.   Failure to take action.

(1) If the effective date of the corporate action creating dissenters’ rights under Section 16-10a-1302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, the corporation shall return all deposited certificates and release the transfer restrictions imposed on uncertificated shares, and all shareholders who submitted a demand for payment pursuant to Section 16-10a-1323 shall thereafter have all rights of a shareholder as if no demand for payment had been made.
(2) If the effective date of the corporate action creating dissenters’ rights under Section 16-10a-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, then the corporation shall send a new dissenters’ notice, as provided in Section 16-10a-1322, and the provisions of Sections 16-10a-1323 through 16-10a-1328 shall again be applicable.

16-10a-1327.   Special provisions relating to shares acquired after announcement of proposed corporate action.

(1) A corporation may, with the dissenters’ notice given pursuant to Section 16-10a-1322, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters’ rights under Section 16-10a-1302 and state that a shareholder who asserts dissenters’ rights must certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters’ rights acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand that he or the person on whose behalf the dissenters’ rights are being asserted, acquired beneficial ownership of the shares before that date, the corporation may, in lieu of making the payment provided in Section 16-10a-1325, offer to make payment if the dissenter agrees to accept it in full satisfaction of his demand.
(2) An offer to make payment under Subsection (1) shall include or be accompanied by the information required by Subsection 16-10a-1325(2).

16-10a-1328.   Procedure for shareholder dissatisfied with payment or offer.

(1) A dissenter who has not accepted an offer made by a corporation under Section 16-10a-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of the estimated amount, plus interest, less any payment made under Section 16-10a-1325, if:
(a) the dissenter believes that the amount paid under Section 16-10a-1325 or offered under Section 16-10a-1327 is less than the fair value of the shares;
(b) the corporation fails to make payment under Section 16-10a-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or
(c) the corporation, having failed to take the proposed corporate action creating dissenters’ rights, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by Section 16-10a-1326.
(2) A dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection (1) within 30 days after the corporation made or offered payment for his shares.

16-10a-1330.   Judicial appraisal of shares — Court action.

(1) If a demand for payment under Section 16-10a-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by Section 16-10a-1328, and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded.
(2) The corporation shall commence the proceeding described in Subsection (1) in the district court of the county in this state where the corporation’s principal office, or if it has no principal office in this state, Salt Lake County. If the corporation is a foreign corporation, it shall commence the proceeding in the county in this state where the principal office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located, or, if the domestic corporation did not have its principal office in this state at the time of the transaction, in Salt Lake County.
(3) The corporation shall make all dissenters who have satisfied the requirements of Sections 16-10a-1321, 16-10a-1323, and 16-10a-1328, whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares. All such dissenters who are named as parties must be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to Section 16-10a-1328. If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to Section 16-10a-1323. If no address is stated in the payment demand, service may be made at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares. Service may also be made otherwise as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
(5) Each dissenter made a party to the proceeding commenced under Subsection (2) is entitled to judgment:
(a) for the amount, if any, by which the court finds that the fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section 16-10a-1325; or
(b) for the fair value, plus interest, of the dissenter’s after-acquired shares for which the corporation elected to withhold payment under Section 16-10a-1327.

16-10a-1331.   Court costs and counsel fees.

(1) The court in an appraisal proceeding commenced under Section 16-10a-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 16-10a-1328.
(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
(a) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 16-10a-1320 through 16-10a-1328; or
(b) against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.
(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

APPENDIX H

CHARTER
OF THE
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
OF
GLOBAL CLEAN ENERGY HOLDINGS, INC.

PURPOSE

The primary function of the Audit Committee (the “Committee”) is to assist the Board of Directors of Global Clean Energy Holdings, Inc., (the “Corporation”) in fulfilling its oversight responsibilities with respect to (i) the financial reports and other financial information provided by the Corporation to its shareholders and others, (ii) the Corporation’s system of internal control, and (iii) the Corporation’s audit, accounting, and financial reporting processes generally.

In particular, and without limiting the generality of the foregoing, a purpose of the Committee is to undertake the duties of an audit committee described in applicable rules of the Securities and Exchange Commission (the “Commission”) and any other similar rules of any securities exchange or trading facility to which the Corporation may become subject.

In carrying out its purpose, the Committee shall (i) serve as an independent and objective monitor of the performance of the Corporation’s financial reporting process and system of internal control, (ii) review and appraise the audit efforts of the Corporation’s independent accountants and internal accounting and finance department, and (iii) provide for open, ongoing communication among the independent accountants, financial and senior management and the Board of Directors concerning the Corporation’s financial condition and results of operations.

COMPOSITION

The Committee shall be comprised of two or more directors, as determined by the Board of Directors. The members of the Committee shall be appointed annually by the Board of Directors. Each member shall meet the applicable independence and experience requirements of the NASD, and at least one member of the Committee shall have accounting or related financial management expertise. Except as otherwise expressly provided herein, a majority of the Committee shall constitute a quorum and shall be empowered to conduct any business that the Committee is empowered to conduct. One member of the Committee shall be designated the Chair, provided, however, that, in the absence of the designated Chair, another member of the Committee shall be designated by the members present, in person or by conference telephone call, and shall serve as Chair.

MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee shall meet at least annually, and more often as warranted, with the independent accountants to discuss any matters that the Committee or the auditors believes should be discussed privately. The Committee shall maintain a high degree of independence both in establishing its agenda and directly accessing various members of management. The Committee shall meet annually with management regarding their systems of internal control, results of audits, and accuracy of financial reporting. All such meetings may be held in person or, at the option of the Chair, by conference telephone call or any combination of the above. If any participant in any such meeting will participate by conference telephone call, such participant shall, whenever reasonably possible, be furnished with copies of financial statements, reports or other significant documents to be discussed at the meeting so as to permit such participant to engage in discussions of the subject matter of the meetings in all material respects as if such participant had attended in person; provided, however, that written or other materials generated at the meeting may, at the option of the Chair, be described to a participant by conference telephone call if, as a practical matter, such materials cannot be concurrently electronically transmitted to such participant.

RESPONSIBILITIES AND DUTIES

The Committee’s responsibility is oversight, and it recognizes that the Corporation’s management is responsible for preparing the Corporation’s financial statements. Additionally, the Committee recognizes that financial management, as well as the independent accountants, have more knowledge and more detailed information about the Corporation than do the members of the Committee. Consequently, in carrying out its oversight responsibilities the Committee is not providing any expert or special assurance as to the Corporation’s financial statements or any professional certification as to the independent accountants’ work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight responsibility. In particular, and without limiting the generality of the foregoing, the Committee shall, to the extent it may reasonably do so, undertake the responsibilities and duties prescribed by the NASD, the Commission or other similar regulatory bodies having jurisdiction over the financial affairs of the Corporation and the following list of functions shall be deemed to include such responsibilities and duties, as they may be promulgated from time to time, as if they were specifically listed below. The functions listed below are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate in the circumstances.

•
Review with a representative of financial management and the independent accountants the financial information contained in the Corporation’s Quarterly Report on Form 1O-Q prior to its filing, the Corporation’s earnings announcements prior to release, and the results of the independent accountants’ review of Interim Financial Information pursuant to Statement of Accounting Standards (SAS) 71. The Chair may represent the entire Committee, either in person or by telephone conference call, for purposes of this review.

•
Review with management and the independent accountants following the completion of the annual audit of the Corporation’s consolidated financial statements included in the Annual Report on Form 10-K for the last fiscal year, and prior to its filing:

(1)           the Corporation’s annual consolidated financial statements and related footnotes;

(2)           the independent accountants’ audit of the consolidated financial statements and their report;

(3)           any significant changes required in the independent accountants’ examination plan;

(4)           any serious difficulties or disputes with management encountered during the course of the audit; and

(5)           other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards including discussions relating to the independent accountants’ judgments about such matters as the quality, not just the acceptability, of the Corporation’s accounting practices and other items set forth in SAS 61 (Communication with Audit Committees) or other such auditing standards that may in time modify, supplement or replace SAS 61.

•
On an annual basis, the Committee should ensure receipt of, and review with the independent accountants, a written statement required by Independence Standards Board (ISB) Standard No. 1, as may be modified or supplemented. The Committee will actively engage the independent accountants in a dialogue regarding any disclosed relationships or services that may impact their objectivity and independence. The Committee will recommend that the Board of Directors take appropriate action on any disclosed relationships that may reasonably be thought to bear on the independence of the accountants and satisfy itself that the Corporation has engaged independent accountants as required by the Securities Acts administered by the Commission.

•
The Committee will have prepared and review the Audit Committee Report for inclusion in the proxy statement for the annual shareholders’ meeting. The Audit Committee Report must state whether the Committee:

(1)           has reviewed and discussed the audited consolidated financial statements with management;

(2)           has discussed with the independent accountants the matters required to be discussed by SAS 61, as may be modified, supplemented or replaced; and

(3)           has received the written disclosures from the independent accountants regarding the independent accountants’ independence required by ISB Standard No. 1, as may be modified or supplemented, and has discussed with the accountants their independence; and

(4)           has recommended to the Board of Directors, based on the review and discussions referred to in above items (1) through (3), that the Corporation’s audited consolidated financial statements be included in the Annual Report on Form 10-K for the last fiscal year for filing with the Commission.

•
The Committee and Board of Directors are responsible for the selection, evaluation and, where appropriate, replacement of the independent accountants. Selection for the ensuing calendar year will be submitted to the shareholders for ratification or rejection at the annual meeting of shareholders. Consistent with these responsibilities, it is recognized that the independent accountants are ultimately accountable to the Board of Directors and Committee.

•
Review and reassess the adequacy of the Audit Committee Charter on an annual basis. The charter will be included as an appendix to the annual shareholders’ meeting proxy statement triennially or in the next annual shareholders’ meeting proxy statement following any significant amendment to the charter.

•	In consultation with the independent accountants and the internal auditors, regularly review the integrity of the Corporation’s financial reporting processes and system of internal control.

•	Review and concur in the appointment, replacement, reassignment or dismissal of the internal auditors. Confirm and assure the objectivity of the internal auditors.

•
Review the performance of the internal accounting and finance department, including the objectivity and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent accountants.

•
Review from time to time as reasonably necessary the Corporation’s policies and procedures with respect to officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal accounting and finance department or the independent accountants.

•
Review legal and regulatory matters that may have a material impact on the Corporation’s consolidated financial statements, related compliance policies and programs, and reports received from regulators.

OTHER POWERS AND RESPONSIBILITIES

In addition to the activities described above, the Committee will perform such other functions as necessary or appropriate under law, the Corporation’s Articles of Incorporation or Bylaws, and the resolutions and other directives of the Board of Directors.

The Committee shall have the power to conduct or authorize investigations into any matters within its scope of responsibilities and shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

The duties and responsibilities of a member of the Committee are in addition to those duties generally pertaining to a member of the Board of Directors.

The Committee will report its actions to the Board of Directors with such recommendations as the Committee may deem appropriate.